Liberty Variable Investment Trust


                Colonial Growth and Income Fund, Variable Series

                Stein Roe Global Utilities Fund, Variable Series

             Colonial International Fund for Growth, Variable Series

                 Colonial Strategic Income Fund, Variable Series

                    Colonial U.S. Stock Fund, Variable Series

                       Newport Tiger Fund, Variable Series

                  Liberty All-Star Equity Fund, Variable Series




                       SteinRoe Variable Investment Trust


                 Stein Roe Special Venture Fund, Variable Series

                  Stein Roe Growth Stock Fund, Variable Series

                    Stein Roe Balanced Fund, Variable Series

               Stein Roe Mortgage Securities Fund, Variable Series

                  Stein Roe Money Market Fund, Variable Series








                                                               Semiannual Report
                                                                   June 30, 1998

--------------------------------------------------------------------------------
PRESIDENT'S LETTER
Liberty Variable Investment Trust
Stein Roe Variable Investment Trust
--------------------------------------------------------------------------------

Dear Fellow Contract Owner:

We are pleased to present this semiannual report for the Liberty Variable Investment Trust -- Colonial Growth & Income Fund, Variable Series; Stein Roe Global Utilities Fund, Variable Series; Colonial International Fund for Growth, Variable Series; Colonial U.S. Stock Fund, Variable Series; Colonial Strategic Income Fund, Variable Series; Newport Tiger Fund, Variable Series; and Liberty All-Star Equity Fund, Variable Series -- and the Stein Roe Variable Investment Trust -- Stein Roe Special Venture Fund, Variable Series; Stein Roe Growth Stock Fund, Variable Series; Stein Roe Balanced Fund, Variable Series; Stein Roe Mortgage Securities Fund, Variable Series; and Stein Roe Money Market Fund, Variable Series.

In the following pages, you'll find an overview of economic and market events over the past six months, an explanation of the strategies employed by each fund during the period, and your portfolio manager's outlook for the investment period ahead.

Health U.S. Economy Enabled Companies To Prosper

The economic environment we have enjoyed throughout the first six months of this year has been a healthy one for corporate America. Companies within a variety of industries continued to prosper in a favorable climate of low interest rates, low unemployment, almost non-existent inflation and steady economic growth. Equity valuations soared to new heights during the period, with much of the leadership coming from a relatively small group of U.S. multinational companies. U.S. stock prices, as measured by the S&P 500 Index, posted an impressive 17.7% return over the six-month period ended June 30, 1998. Unlike mutual funds, indexes are not investments and do not incur fees or sales charges.

Global Economy Also Appears Strong

Many countries are at an earlier stage in the growth curve than the United States, particularly in continental Europe. Companies in these markets have started to accomplish growth as a result of a "leaner" and more disciplined approach to running their operations. The efforts to cut costs and increase profitability are paying off. And the local economies within these countries have also cooperated, the combination of strong, steady earnings growth and relatively low inflation offer the potential for some positive outcomes in the months and years to come.

Continued Volatility Within Southeast Asia

The first half of 1998 continued to be a difficult period for Asian markets. Volatility that initially began during the Asian currency crisis in October 1997 persisted over the past six months. Falling currency values and rising interest rates within the region had a noticeable impact on Asian stock prices. This helped fuel a "flight to quality," where foreign and U.S. investors alike shifted assets out of Southeast Asia and into more stable markets. Within Southeast Asia, the economies of the more-established Asian markets such as China, Hong Kong and Singapore remained relatively strong, despite the turmoil that surrounds them. However, less-developed markets within the region will likely need more time to get back on solid ground. While there's no telling when the environment in Southeast Asia will change, the region continues to offer a combination of attractive long-term growth potential and low stock prices. Investors who can withstand higher levels of volatility and maintain a long-term perspective may be well positioned to prosper from future growth potential within the region.


Fixed-Income Investments Remained Relatively Attractive

While the past six months were positive for fixed-income investments, conditions varied during the period as the market's expectations about the economy shifted. Investors focused heavily on the economic crisis in Southeast Asia and its potential affects on the U.S. economy. Anticipation of a reduction in export activity to the Pacific Rim induced widespread belief that the U.S. economy would slow down. The result was a decline in interest rates and an upward movement in bond prices. During the middle part of the period the trend was reversed, as mild winter weather resulted in earlier-than-typical demand for construction. Continued strength in the equity market helped generate additional shareholder wealth, positive consumer sentiment, and ultimately, higher levels of economic growth. By the end of the period, growth once again settled back to more modest levels as certain measures of

--------------------------------------------------------------------------------
PRESIDENT'S LETTER
Liberty Variable Investment Trust
Stein Roe Variable Investment Trust
--------------------------------------------------------------------------------

industrial production declined. This, in combination with continued low inflation, reduced investors' fears that the Federal Reserve Board would raise rates to keep economic growth in check. In response, bond prices recovered nicely by the end of the period.

Summary

History has shown us time and again the most important guideline for successful investing is to withstand periods of volatility and maintain a disciplined, long-term investment outlook. Since no one can time the markets with precision, patient investors willing to stay the course have the potential to achieve favorable results.

  We hope you find the information in this report helpful, and we thank you for giving us the opportunity to serve your investment needs.

Sincerely,

/s/ Richard R. Christensen
--------------------------
Richard R. Christensen
President
August 11, 1998

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


                        Liberty Variable Investment Trust
    Portfolio Managers' Discussions:

     Colonial Growth and Income Fund, Variable Series ................     1

     Stein Roe Global Utilities Fund, Variable Series ................     3

     Colonial International Fund for Growth, Variable Series .........     5

     Colonial Strategic Income Fund, Variable Series .................     7

     Colonial U.S. Stock Fund, Variable Series .......................     9

     Newport Tiger Fund, Variable Series .............................    11

     Liberty All-Star Equity Fund, Variable Series ...................    13

    Financial Statements:

     Colonial Growth and Income Fund, Variable Series ................    14

     Stein Roe Global Utilities Fund, Variable Series ................    21

     Colonial International Fund for Growth, Variable Series .........    26

     Colonial Strategic Income Fund, Variable Series .................    33

     Colonial U.S. Stock Fund, Variable Series .......................    40

     Newport Tiger Fund, Variable Series .............................    46

     Liberty All-Star Equity Fund, Variable Series ...................    51

    Notes to Financial Statements ....................................    58

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable
Series
--------------------------------------------------------------------------------

Dear Contract Owner:

     Colonial Growth and Income Fund, Variable Series seeks primarily income and long-term capital growth and, secondarily, preservation of capital.

Fund Performance (as of June 30, 1998)

Inception Date ................................    7/1/93
Assuming reinvestment of all distributions
   Six-month total return .....................      9.97%
Net asset value per share on 6/30/98 ..........   $ 16.87
Net asset value per share on 12/31/97 .........   $ 15.34

Portfolio Manager's Discussion

     John Lennon and Gordon Johnson are portfolio co-managers for Colonial Growth and Income Fund, Variable Series and vice presidents of Colonial Management Associates, Inc.

What was the investment environment like over the past six months?

     The economic environment we have enjoyed this year was favorable for stock and bond investors. With interest rates on a downward trend over the past six months, bond prices continued their general upward climb. In the equity market, companies within a variety of industries continue to prosper in a healthy economic climate of low interest rates, low unemployment, almost non-existent inflation and steady economic growth. U.S. stocks provided particularly strong returns, with the S&P 500 Index posting a 17.7% gain over the six-month period ended June 30, 1998. Much of the leadership came from a relatively small group of U.S. multinational companies. While all sectors but one provided positive gains over the six-month period, a few posted returns that were notably higher than the overall index, including consumer cyclicals (up 32.9%), health care (up 28.8%) and technology (up 41.6%).*

*Sector performance based on the Standard & Poor's 500 Index. Unlike mutual funds, indexes are not investments and do not incur fees or expenses.


What was the Fund's strategy during the period?

     In managing the portfolio, we continue to group our equity holdings into three categories: value stocks, those that, in comparison to their peers, appear reasonably priced based on a variety of measures; defensive stocks, those that historically have shown a stable pattern of earnings growth; and stocks that offer growth at a reasonable price. While we remain dedicated to maintaining broad diversification across a variety of industries and sectors, two sectors that produced favorable results for us over the last six months include health care and financial services.

What is your outlook for the period ahead?

     We feel it will be difficult for domestic equities to continue growing at the pace they have over the last few years. However, should current economic conditions remain relatively stable -- with low inflation, low unemployment and low interest rates -- well-managed companies have the ability to maintain reasonable growth in earnings. There is always the potential for a short-term period of volatility. However, it is also our belief that, regardless of where broad markets may head, opportunities for individual companies to grow will always exist within a variety of industries. Current market conditions help underscore the importance of careful security selection through a very disciplined and time-tested investment approach.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable
Series
--------------------------------------------------------------------------------

Colonial Growth & Income Fund, Variable Series vs. S&P 500 Index

Change in value of $10,000 from 7/1/93-6/30/98

  Average Annual Total Returns on June 30, 1998
Since Inception    1 Year     3 Years     5 Years
    17.76%         22.22%      23.21%      17.77%


[line chart]

                Colonial
            Growth & Income
                  Fund
            Variable Series            S&P 500
                  10000                 10000
  7/1/93          10070                  9960
                  10530                 10337
                  10560                 10258
                  10680                 10470
                  10410                 10370
12/31/93          10501                 10495
                  10856                 10852
                  10704                 10557
                  10339                 10098
                  10420                 10227
                  10339                 10394
 6/30/94          10116                 10140
                  10400                 10473
                  10785                 10901
                  10582                 10635
                  10572                 10873
                  10217                 10478
12/31/94          10422                 10633
                  10536                 10909
                  10941                 11333
                  11180                 11667
                  11461                 12010
                  11793                 12490
 6/30/95          12115                 12779
                  12458                 13203
                  12645                 13236
                  12874                 13794
                  12884                 13745
                  13477                 14348
12/31/95          13551                 14624
                  14078                 15121
                  14239                 15262
                  14229                 15409
                  14476                 15636
                  14748                 16038
 6/30/96          14715                 16099
                  14026                 15389
                  14468                 15714
                  14952                 16597
                  15275                 17055
                  15975                 18343
12/31/96          15976                 17979
                  16502                 19102
                  16686                 19252
                  15907                 18463
                  16617                 19564
                  17681                 20760
 6/30/97          18540                 21683
                  19558                 23408
                  19135                 22097
                  20027                 23307
                  19432                 22529
                  19947                 23571
12/31/97          20604                 23976
                  20658                 24241
                  22041                 25988
                  22592                 27318
                  22780                 27598
                  22323                 27124
6/30/98           22659                 28225

[end line chart]

Past performance is no guarantee of future results. Performance numbers reflect all Fund net expenses, but do not include insurance charges imposed by your insurance company's separate accounts or certain expenses reimbursed by the Manager. If performance information included the effect of these additional amounts, returns would be lower. The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of a selection of widely held common stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Stein Roe Global Utilities Fund, Variable
Series
--------------------------------------------------------------------------------

Dear Contract Owner:

     Stein Roe Global Utilities Fund, Variable Series seeks current income and long-term growth of capital and income.

Fund Performance (as of June 30, 1998)

Inception Date ................................   7/1/93
Assuming reinvestment of all distributions
   Six-month total return .....................    10.23%
Net asset value per share on 6/30/98 ..........   $ 13.14
Net asset value per share on 12/31/97 .........   $ 11.92

Portfolio Manager's Discussion

     Ophelia Barsketis and Deborah Jansen, senior vice presidents of the Advisor, are portfolio co-managers of Stein Roe Global Utilities Fund, Variable Series.

What was the investment environment like over the past six months?

     The uncertainty originally triggered by the Asian currency crisis in late 1997 receded somewhat during the period. In fact, many global markets saw significant improvement during the first six months of 1998. The U.S. stock market and many European markets achieved double-digit returns during the period. These markets also experienced fewer negative effects than less-developed markets because their well-developed fiscal and monetary policies created a "safe haven" for investors. Low or falling inflation continued to benefit the markets, as well as slow and steady economic growth -- conditions that are favorable for utility stocks.

What was the Fund's strategy during the period?

     Overall, the Fund sought to shelter shareholders from much of the negative effects of the "Asian flu," while maintaining the ability to participate in the growing worldwide demand for utility services. By investing more than 75% of the Fund's assets in the United States and Europe, the Fund was able to shield shareholders from the worst of the declines in Southeast Asia. The Fund maintained its conservative focus, diversifying assets among a group of well-managed utility companies offering good growth prospects. These utility stocks represented a variety of utility sectors from a number of different countries.

What is your outlook for the period ahead?

     Looking ahead, we anticipate that worldwide utility demand will continue to grow. Domestically, we expect that utility stock prices will continue to be driven by deregulation and merger activity. We believe many U.S. utility stocks are inexpensive relative to their future growth potential, and we view these as buying candidates. Overseas, utility demand is even higher than in the United States. As a result, we will continue to emphasize international utility stocks as well as U.S. utility stocks that operate on a global basis. Privatization and deregulation should continue to present new opportunities worldwide, as should the tremendous need for basic utility services in many of the smaller, developing nations. We continue to believe the Fund presents shareholders with a conservative opportunity to participate in worldwide growth and economic development.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Stein Roe Global Utilities Fund, Variable
Series
--------------------------------------------------------------------------------

Stein Roe Global Utilities Fund, Variable Series vs. MSCI World ND Index and S&P Utilities Index

Change in value of $10,000 from 7/1/93-6/30/98

  Average Annual Total Returns on June 30, 1998
Since Inception    1 Year     3 Years     5 Years
    12.50%         32.29%      21.45%      12.50%


[line chart]

         Stein Roe
    Global Utilities Fund,               S&P                        MSCI
       Variable Series                Utilities                   World ND
            10000                       10000                       10000
  7/1/93    10110                       10232                       10203
            10350                       10727                       10669
            10260                       10700                       10469
            10120                       10681                       10755
             9670                       10143                       10144
12/31/93     9830                       10090                       10638
             9667                       10156                       11337
             9219                        9582                       11188
             8954                        9257                       10703
             9148                        9489                       11031
             8761                        9232                       11057
 6/30/94     8577                        9255                       11024
             8883                        9566                       11231
             8913                        9536                       11567
             8699                        9299                       11260
             8812                        9371                       11578
             8771                        9237                       11073
12/31/94     8820                        9289                       11178
             9353                       10012                       11007
             9418                        9993                       11165
             9364                        9930                       11701
             9560                       10301                       12106
             9995                       10622                       12207
 6/30/95    10060                       10667                       12200
            10136                       10941                       12808
            10376                       11164                       12520
            10930                       11864                       12882
            11180                       12116                       12676
            11387                       12248                       13113
12/31/95    11921                       13109                       13494
            12148                       13281                       13735
            11864                       12761                       13816
            11751                       12486                       14043
            11660                       12635                       14371
            11682                       12606                       14380
 6/30/96    12125                       13115                       14450
            11682                       12266                       13936
            11739                       12552                       14094
            11785                       12673                       14642
            12239                       13303                       14742
            12625                       13601                       15565
12/31/96    12699                       13518                       15313
            12984                       13585                       15494
            13150                       13471                       15670
            12699                       13063                       15357
            12794                       12843                       15856
            13233                       13416                       16832
 6/30/97    13625                       13830                       17668
            13850                       14132                       18479
            13542                       13896                       17240
            14183                       14494                       18174
            14373                       14620                       17214
            15619                       15674                       17516
12/31/97    16350                       16851                       17727
            16076                       16158                       18218
            16872                       16730                       19447
            17983                       17798                       20265
            17955                       17440                       20460
            17695                       17372                       20201
6/30/98     18024                       18013                       20677

[end line chart]

Past performance is no guarantee of future results. Performance numbers reflect all Fund net expenses, but do not include insurance charges imposed by your insurance company's separate accounts or certain expenses reimbursed by the Manager. If performance information included the effect of these additional amounts, returns would be lower. The Morgan Stanley Capital International World Index ND is an unmanaged index that tracks the performance of global stocks. The Standard & Poor's Utilities Index is an unmanaged index that tracks the performance of domestic utility stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series
--------------------------------------------------------------------------------

Dear Contract Owner:

     Colonial International Fund for Growth, Variable Series seeks long-term capital growth by investing primarily in non-U.S. equity securities. The Fund is non-diversified and may invest more than 5% of its total assets in the securities of a single issuer, thereby increasing the risk of loss compared to a diversified fund.

Fund Performance (as of June 30, 1998)

Inception Date ................................   5/2/94
Assuming reinvestment of all distributions
   Six-month total return .....................    14.61%
Net asset value per share on 6/30/98 ..........   $ 2.04
Net asset value per share on 12/31/97 .........   $ 1.78

Portfolio Manager's Discussion

     David Harris is portfolio manager of Colonial International Fund for Growth, Variable Series and senior vice president of Stein Roe & Farnham Incorporated. He is also an investment management principal with Stein Roe Global Capital Management, a division of Stein Roe & Farnham Incorporated.

What was the investment environment like over the past six months?

     The economic downturn originally triggered by the Asian currency crisis in late 1997 continued in countries in Southeast Asia during the first half of 1998. Together, falling stock prices, lower currency values and high inflation served to further depress the economies of countries throughout the region. However, the uncertainty that had crept into many European markets in late 1997 subsided somewhat during the period. In fact, global markets saw significant improvement during the period, posting double-digit returns in many cases. European markets were able to experience fewer negative effects than less-developed markets because their well-developed fiscal and monetary policies created a "safe haven" for investors. At the end of the period, many European markets continued to benefit from low or falling inflation, as well as slow and steady economic growth.

What was the Fund's strategy during the period?

     Based on our belief of promising future growth prospects within the region, approximately 70% of the Fund's assets were invested in Europe at the end of the period. The Fund's value-oriented emphasis on stocks of smaller companies hindered performance during the early part of the period, as investors favored large, well-known companies early in the year. However, European markets were energized later in the period by continued economic recovery and strong corporate earnings attributed to restructuring efforts over the past few years. During the second part of the period, the stock prices of many small and mid-sized companies owned by the Fund moved considerably higher.

What is your outlook for the period ahead?

     Should current conditions remain fairly stable, with low or falling inflation, strong corporate earnings and the favorable progression of European Monetary Union (EMU), we foresee fairly strong growth potential in Europe. The EMU will help remove trade barriers within the region. This, in turn, should build more positive momentum across Europe by enabling companies to better leverage their operations in a more global business environment. Companies that have already achieved success are now in an even stronger position for future growth. We believe that successful European companies have the potential to grow their earnings even further in the years to come.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series
--------------------------------------------------------------------------------

Colonial International Fund for Growth, Variable Series vs. Morgan Stanley Capital International EAFE Index

Change in value of $10,000 from 5/2/94-6/30/98

  Average Annual Total Returns on June 30, 1998
Since Inception    1 Year     3 Years
     3.73%         (3.00)%     8.78%


[line chart]

              Colonial
           International
          Fund for Growth,             MSCI
          Variable Series              EAFE
               10000                  10000
5/2/94          9900                   9943
6/30/94         9700                  10083
                9950                  10180
               10250                  10421
                9950                  10093
               10000                  10429
                9550                   9928
12/30/94        9400                   9990
                8850                   9606
                8700                   9579
                8850                  10176
                9100                  10559
                9100                  10433
 6/30/95        9050                  10250
                9550                  10888
                9550                  10473
                9700                  10677
                9550                  10390
                9700                  10679
12/29/95        9950                  11110
                9899                  11155
                9899                  11193
               10101                  11431
               10657                  11763
               10556                  11546
 6/28/96       10606                  11611
               10202                  11272
               10354                  11297
               10455                  11597
               10202                  11478
               10606                  11935
12/31/96       10508                  11781
               10562                  11369
               10669                  11555
               10669                  11597
               10615                  11658
               11420                  12417
 6/30/97       12009                  13102
               12063                  13314
               11225                  12319
               11655                  13010
               10634                  12010
               10312                  11887
12/31/97       10164                  11991
               10507                  12539
               11021                  13344
               11706                  13755
               11935                  13864
               11935                  13796
 6/30/98       11649                  13901

[end line chart]

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable
Series
--------------------------------------------------------------------------------

Dear Contract Owner:

     Colonial Strategic Income Fund, Variable Series seeks a high level of current income, as is consistent with prudent risk and maximizing total return, by diversifying investments primarily in U.S. and foreign assets in lower-rated corporate debt securities. The Fund may invest a substantial portion of its assets in lower-rated bonds (commonly referred to as "junk bonds"), and therefore, may not be suitable for all investors. Purchasers should carefully assess the risks associated with an investment in the Fund.

Fund Performance (as of June 30, 1998)

Inception Date ................................   7/5/94
Assuming reinvestment of all distributions
   Six-month total return .....................     3.68%
Net asset value per share on 6/30/98 ..........   $ 11.56
Net asset value per share on 12/31/97 .........   $ 11.15

Portfolio Manager's Discussion

     Carl Ericson is portfolio manager of Colonial Strategic Income Fund, Variable Series. Mr. Ericson is a senior vice president of Colonial Management Associates, Inc. and director of the Taxable Fixed Income Department.

What was the investment environment like over the past six months?

     Overall, conditions for bonds over the first half of the year been relatively favorable. Interest rates have been on a downward trend. In the past six months, low inflation and modest economic growth helped push interest rates even lower. In turn, bond prices continued their general upward climb.

What was the Fund's strategy during the period?

High-Yield Corporate Bonds

     High-yield corporate bonds continue to account for the highest percentage of the portfolio -- approximately 38.8% at the end of the period. High-yield corporates were also the leading performers in the portfolio, particularly during the first part of the period. However, toward the end of the period, this segment of the bond market did not perform as well as it had earlier in the period. Part of the slowdown stemmed from some industry consolidation.

U.S. Government Bonds

     U.S. government issues accounted for approximately 26.4% of the total portfolio at the end of the period. The average duration of these bonds is six years -- an intermediate time horizon that has served the Fund well, particularly in the last quarter. In May and June, the U.S. government market rallied strongly and the Fund was able to benefit. At the end of the period, approximately 10% of our U.S. government holdings were in mortgage paper. These securities can provide a cushion in the event of a decline in bond prices, because they are not as quick to react to interest rate movements as Treasury securities.

Foreign Bonds

     Positions in Spain have performed particularly well, and the Fund recently sold these holdings for a sizable profit. Part of the success of these issues can be attributed to the anticipated introduction of the Euro -- the common currency for the European Economic Community. With the entire European market becoming more unified, yields on foreign bonds have converged closer to those of Germany -- the strongest currency in Europe. Along with a unified currency, the investment choices for foreign bonds will start to narrow. In response, the Fund is monitoring the market for opportunities to develop. In addition to positions in Spain, the portfolio also holds bonds in Latin America, Greece, Poland, Sweden, Denmark and the United Kingdom, with no exposure to Asia.

What is your outlook for the period ahead?

Our outlook for bonds continues to be positive. The high-yield sector remains attractive because high-yield bonds tend to perform well in a steadily growing economy. We also anticipate a healthy environment for Treasurys. The Fund has been able to capitalize on a favorable environment of low inflation, slow growth and rising bond prices. We are committed to investing at least 20%, but no more than 50%, within three bond sectors -- U.S. Treasurys, high-yield bonds and foreign government bonds. These ranges allow us to seek out the best performing bonds while maintaining broad diversification to help manage risk. Currently, we plan to maintain allocations similar to where the Fund was at the end of the period. Should the current economic and market climate change, we will access the potential value of an adjustment to our allocations. If warranted, we will shift assets to the fixed-income sector we believe offers a promising combination of income and total return potential.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable
Series
--------------------------------------------------------------------------------

Colonial Strategic Income Fund, Variable Series vs. Lehman Brothers Government/Corporate Bond Index

Change in value of $10,000 from 7/31/94-6/30/98

  Average Annual Total Returns on June 30, 1998
Since Inception    1 Year     3 Years
     10.43%        9.45%       9.80%


[line chart]

              Colonial
        Strategic Income Fund,        Lehman Government/
           Variable Series           Corporate Bond Index
7/94           10000                        10000
               10050                        10004
9/94           10010                         9853
               10050                         9842
                9940                         9824
12/94          10029                         9889
               10163                        10079
               10408                        10312
 3/95          10593                        10382
               10788                        10526
               11085                        10968
 6/95          11136                        11055
               11238                        11013
               11238                        11154
 9/95          11433                        11267
               11587                        11432
               11699                        11620
12/95          11865                        11792
               12038                        11865
               11940                        11613
3/96           11886                        11516
               11940                        11437
               11951                        11418
 6/96          12027                        11570
               12124                        11597
               12264                        11568
 9/96          12513                        11774
               12707                        12049
               13009                        12271
12/96          13031                        12134
               12995                        12148
               13090                        12174
 3/97          12901                        12029
               13066                        12205
               13279                        12319
 6/97          13468                        12467
               13786                        12848
               13692                        12704
 9/97          13987                        12904
               14011                        13111
               14081                        13180
 12/97         14218                        13318
               14448                        13506
               14486                        13478
  3/98         14588                        13520
               14652                        13588
               14715                        13734
  6/98         14741                        13873

[end line chart]

Past performance is no guarantee of future results. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index that tracks the performance of a selection of U.S. government agency, Treasury and investment-grade corporate bonds. Indexes are not investments, do not incur fees or expenses and it is not possible to invest in an index. Performance numbers reflect all Fund net expenses, but do not include insurance charges imposed by your insurance company's separate accounts or certain expenses reimbursed by the Manager. If performance information included the effect of these additional amounts, returns would be lower.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Colonial U.S. Stock Fund, Variable Series
--------------------------------------------------------------------------------

Dear Contract Owner:

     Colonial U.S. Stock Fund, Variable Series seeks long-term capital growth by investing primarily in large capitalization equity securities.

Fund Performance (as of June 30, 1998)

Inception Date ................................   7/5/94
Assuming reinvestment of all distributions
   Six-month total return .....................    14.92%
Net asset value per share on 6/30/98 ..........  $ 18.72
Net asset value per share on 12/31/97 .........  $ 16.29

Portfolio Manager's Discussion

     Mark Stoeckle is portfolio manager of Colonial U.S. Stock Fund, Variable Series. Mr. Stoeckle is a vice president of Colonial Management Associates, Inc.

What was the investment environment like over the past six months?

     The economic environment we have enjoyed during the first half of the year could not have been healthier for corporate America. Companies within a variety of industries continue to prosper in a favorable climate of low interest rates, low unemployment, almost non-existent inflation and steady economic growth. Equity valuations soared to new heights during the period, with much of the leadership coming from a relatively small group of U.S. multinational companies. U.S. stock prices, as measured by the S&P 500 Index, posted a 17.7% return over the six-month period ended June 30, 1998. Large-company stocks continued to provide stronger returns in comparison to smaller company stocks. Much of the gain in the large-cap market can be attributed to the stellar performance of only a handful of the 500 stocks that comprise the S&P 500. The performance of this very narrow group of stocks made it even more difficult for equity fund managers to outperform the index, particularly if they did not hold at least some of these stocks in their portfolios. While all sectors but one provided positive gains over the six-month period, a few posted returns that were notably higher than the overall index, including consumer cyclicals (up 32.9%), health care (up 28.8%) and technology (up 41.6%).*

*Sector performance based on the Standard & Poor's 500 Index. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and are not professionally managed.

What was the Fund's strategy during the period?

     The Fund's strong performance during the period. This can be attributed mainly to two factors -- broad sector diversification and good stock selection. Colonial's New Value[RegTM] management approach includes a mandate that we maintain a broadly diversified portfolio and avoid making large bets in specific industries or sectors of the economy. This enables us to reduce the risk that any single industry adversely affects the portfolio, while providing access to a wide array of investment opportunities. Moreover, it encourages us to dig deeper into each industry in search of solid companies that are attractively priced relative to their peers.

What is your outlook for the period ahead?

     It would be difficult for domestic equities to continue growing at the impressive pace they have set over the last few years. Nevertheless, our long-term outlook remains cautious. There is always the potential for short-term periods of volatility. However, we believe that well-managed companies should continue to find ways to increase productivity and maintain reasonable earnings growth rates.

     Asia's economic crisis and the extent of its impact on U.S. corporate earnings is still uncertain. We may continue to see foreign investors moving money into U.S. blue-chip companies as part of a flight-to-quality trend. While most large multinational companies have at least some exposure to Asian countries, they have had six to eight months to make appropriate adjustments. We are encouraged to see that larger companies are continuing to look for ways to further reduce costs and increase productivity. With the help of technology, well-seasoned management teams are focusing on what their companies do well, while shedding unproductive divisions.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Colonial U.S. Stock Fund, Variable Series
--------------------------------------------------------------------------------

Colonial U.S. Stock Fund, Variable Series vs. S&P 500 Index

Change in value of $10,000 from 7/31/94-6/30/98

  Average Annual Total Returns on June 30, 1998
      Since Inception    1 Year     3 Years
          25.89%         27.71%      26.65%

[line chart]

                Colonial
            U.S. Stock Fund,
             Variable Series       S&P 500
 7/31/94         10000             10000
                 10400             10409
                 10195             10155
                 10361             10383
                 9990              10005
12/31/94         10175             10153
                 10433             10416
                 10849             10822
                 11136             11140
                 11364             11468
                 11770             11926
 6/30/95         12028             12202
                 12444             12607
                 12394             12638
                 12810             13171
                 12761             13124
                 13246             13700
12/31/95         13197             13964
                 13549             14439
                 13816             14573
                 13891             14713
                 14403             14930
                 14745             15314
 6/30/96         14425             15373
                 13731             14694
                 14190             15004
                 14884             15848
                 15257             16285
                 16346             17515
12/31/96         16079             17168
                 17255             18240
                 17243             18383
                 16554             17629
                 17436             18681
                 18431             19823
 6/30/97         19132             20704
                 20658             22351
                 19946             21100
                 20975             22255
                 20014             21512
                 20828             22507
12/31/97         21261             22893
                 21496             23146
                 22984             24815
                 24146             26085
                 24133             26352
                 23532             25899
 6/30/98         24433             26951

[end line chart]

Past performance is no guarantee of future results. Performance numbers reflect all Fund net expenses, but do not include insurance charges imposed by your insurance company's separate accounts or certain expenses reimbursed by the Manager. If performance information included the effect of these additional amounts, returns would be lower. The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of a selection of widely held common stocks. Indexes are not investments, do not incur fees or expenses and are not professionaly managed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Newport Tiger Fund, Variable Series
--------------------------------------------------------------------------------

Dear Contract Owner:

     Newport Tiger Fund, Variable Series seeks long-term capital growth by investing primarily in equity securities of companies located in the nine Tigers of Asia (Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, China and the Philippines).

Fund Performance (as of June 30, 1998)

Inception Date ................................   5/1/95
Assuming reinvestment of all distributions
   Six-month total return .....................   (26.32)%
Net asset value per share on 6/30/98 ..........  $  1.26
Net asset value per share on 12/31/97 .........  $  1.71

Portfolio Manager's Discussion

     Jack Mussey is president and chief executive officer of Newport Fund Management, Inc. and portfolio co-manager of Newport Tiger Fund, Variable Series. Tim Tuttle is managing director of Newport Fund Management and portfolio co-manager of Newport Tiger Fund, Variable Series. While the Tiger markets are subject to emerging market risks beyond those of more developed countries, the Fund's management team has more than 20 years of investment experience in the region.

What was the investment environment like over the past six months?

     The first half of 1998 presented a challenging task for investment managers seeking growth opportunities in Southeast Asia. Together, falling stock prices and lower currency values served to further depress the economies of countries throughout the region. While a few bright spots can be found in some of the stronger Tiger markets, it's fair to say that some of the weaker and less-developed Asian countries such as Malaysia, Thailand, South Korea and Indonesia have slipped into a recession. The stronger, more-developed Tiger markets such as Hong Kong, China and Singapore fared better than their weaker neighbors and remain financially sound.

What was the Fund's strategy during the period?

     While much of Southeast Asia continued to struggle through difficult economic times during the period, select Tiger markets continued to offer favorable characteristics for the long-term investor. In this environment, we focused our efforts on identifying high-quality stocks of well-established companies within the strongest Tiger markets. This has resulted in a highly focused portfolio of large-company stocks from Hong Kong, Singapore and mainland China.

What is your outlook for the period ahead?

     Until the outlook for the weaker Tiger countries improves, we will likely continue to avoid all but the strongest potential investment opportunities in these markets. At the same time, we remain optimistic about opportunities in Hong Kong, Singapore and China. Thus, the nature of the portfolio will continue to reflect large, "blue-chip" stocks from these countries.

     We believe that China's massive population, the largest in the world, has the potential to stimulate substantial consumer demand. China has been able to remain a "self-supportive" country, with low current inflation and only 5% of its GDP coming from net exports. We believe that Hong Kong also has a healthy foundation for future growth. As the financial capital of Asia, Hong Kong is home to some of the regions largest and best-capitalized businesses. With the help of declining interest rates, Hong Kong is already showing signs of improvement. Additionally, several well-managed companies in Hong Kong continue to generate healthy revenues despite the economic and financial uncertainty within the region. Singapore is another Tiger market that has been able to sidestep deep economic distress. One of Singapore's most promising prospects for future growth lies in its ability to attract businesses seeking to set up new factories. Currently, we believe that large "blue-chip" companies are trading at significant discounts and remain poised for future growth. As a result, the nature of the portfolio will continue to reflect large, "blue-chip" stocks from the strongest Tiger countries.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Newport Tiger Fund, Variable Series
--------------------------------------------------------------------------------

Newport Tiger Fund, Variable Series vs. Morgan Stanley Capital
International EAFE GDP

Change in value of $10,000 from 5/1/95-6/30/98

  Average Annual Total Returns on June 30, 1998
      Since Inception    1 Year     3 Years
          (12.62)%      (51.57)%    (15.74)%


[line chart]

                    Newport
                  Tiger Fund           MSCI
                Variable Series      EAFE GDP

                     10000             10000
 5/01/95             11100              9903
 6/30/95             10900              9793
                     11200             10433
                     10850              9997
 9/30/95             11050             10116
                     11000              9823
                     11050             10030
12/31/95             11500             10459
                     12661             10592
                     12560             10623
 3/31/96             12560             10764
                     12509             11099
                     12459             10935
 6/30/96             12207             11021
                     11551             10705
                     11954             10699
 9/30/96             12307             10993
                     12207             10873
                     12812             11337
12/31/96             12850             11257
                     12748             11045
                     12748             11121
 3/31/97             11983             11333
                     11779             11306
                     12850             11895
 6/30/97             13462             12603
                     13666             12881
                     11321             11956
 9/30/97             11678             12724
                      9026             11784
                      8873             11736
12/31/97              8848             11906
                      7554             12525
                      9210             13245
 3/31/98              9158             13966
                      8382             14176
                      7244             14377
 6/30/98              6520             14511

[end line chart]

Past performance is no guarantee of future results. Performance numbers reflect all Fund net expenses, but do not include insurance charges imposed by your insurance company's separate accounts or certain expenses reimbursed by the Manager. If performance information included the effect of these additional amounts, returns would be lower. The Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) GDP Index is a broad based, unmanaged index that tracks the performance of foreign stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable Series
--------------------------------------------------------------------------------

Dear Contract Owner:

     Liberty All-Star Equity Fund, Variable Series seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

Fund Performance (as of June 30, 1988)

Inception Date ................................ 11/17/97
Assuming reinvestment of all distributions
   Six-month total return .....................    13.70%
Net asset value per share on 6/30/98 ..........  $ 11.45
Net asset value per share on 12/31/97 .........  $ 10.07

Portfolio Manager's Discussion

     Liberty Asset Management Company ("LAMCO") is the manager of the Fund. No one individual at LAMCO is responsible for LAMCO's investment management of the Fund.

What is your investment strategy?

     The Fund's investment program is based upon LAMCO's multi-manager concept. LAMCO allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organization's ("Portfolio Managers") -- currently five in number -- each of which employs a different investment style, and from time to time rebalances the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

     In LAMCO's opinion, the multi-manager concept provides advantages over the use of a single manager because of the following primary factors:

     (i) Most equity investment management firms consistently employ a distinct investment "style" which causes them to emphasize stocks with particular characteristics;

     (ii) Because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions but less successful performance under other conditions;

     (iii) Consequently, by allocating the Fund's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one such style on investment performance will be diluted, and the investment performance of the total portfolio will be more consistent and less volatile over the long term than if a single style were employed throughout the entire period; and

     (iv) more consistent performance at a given annual rate of return over time produces a higher rate of return for the long term than more volatile performance having the same average annual rate of return.

     LAMCO, based on the foregoing principles and on its analysis and evaluation of information regarding the personnel and investment styles and performance of a universe of several hundred professional investment management firms, has selected for appointment by the Fund a group of Portfolio Managers representing a blending of different styles which, in its opinion, is appropriate to the Fund's investment objective.

     LAMCO continuously monitors the performance and investment styles of the Fund's Portfolio Managers and from time to time may recommend changes of Portfolio Managers based on factors such as changes in a Portfolio Manager's investment style or departure by a Portfolio Manager from the investment style for which it had been selected, a deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style, or adverse changes in its ownership or personnel.

     The Fund's current Portfolio Managers are:

   (1) Boston Partners Asset Management, L.P.

   (2) J.P. Morgan Investment Management Inc.

   (3) Oppenheimer Capital

   (4) Westwood Management Corporation

   (5) Wilke/Thompson Capital Management, Inc.

What is your market outlook?

     LAMCO and the Portfolio Managers generally believe that the long-term fundamentals for the domestic equities markets remain favorable, despite the recent market pullback. The benign inflation environment coupled with a Federal Reserve that is more likely to ease rather than tighten monetary policy should continue to foster a positive climate for financial assets. More important, especially to variable annuity investors seeking to accumulate retirement funds over a period of years, is the long-term outlook for equities. Therefore, we continue to believe that a style-diversified portfolio of quality equity securities is the best core holding over the long term.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited)
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable Series / June 30, 1998
--------------------------------------------------------------------------------

                                                                        Country
                                                                        Abbrev.        Shares          Value
                                                                       ---------   --------------   -----------
COMMON STOCKS--90.0%
Construction--2.8%
Building Construction
Centex Corp. .......................................................                   49,200       $1,857,300
Hollandsche Beton Groep
   NV ..............................................................       Ne          68,500        1,424,948
KoninklijkeVolker Wessels
   Stevin NV .......................................................       Ne          12,000          352,067
                                                                                                    ----------
                                                                                                     3,634,315
                                                                                                    ----------
Finance, Insurance & Real Estate--18.8%
Depository Institutions--6.6%
Astoria Financial Corp. ............................................                   31,000        1,658,500
Bank of Montreal ...................................................       Ca          17,300          954,727
Commerce Bancshares, Inc. ..........................................                    2,149          104,898
First Union Corp. ..................................................                    6,202          361,270
Greenpoint Financial Corp. .........................................                   85,000        3,198,125
M & T Bank Corp. ...................................................                      300          166,200
National Australia Bank Ltd.                                               Au          38,800          511,856
Toronto Dominion Bank ..............................................       Ca          34,100        1,544,984
                                                                                                    ----------
                                                                                                     8,500,560
                                                                                                    ----------
Insurance Carriers--9.2%
Allstate Corp. .....................................................                   13,100        1,199,469
American Bankers Insurance
   Group, Inc. .....................................................                   34,400        2,068,300
Cigna Corp. ........................................................                   19,200        1,324,800
Mercury General Corp. ..............................................                   23,600        1,520,725
Old Republic International
   Corp. ...........................................................                   38,100        1,116,806
Orion Capital Corp. ................................................                    2,500          139,688
St. Paul Cos., Inc. ................................................                   24,000        1,009,500
Sunamerica, Inc. ...................................................                   21,600        1,240,650
Travelers Group, Inc. ..............................................                   31,300        1,897,563
United Healthcare Corp. ............................................                    5,700          361,950
                                                                                                    ----------
                                                                                                    11,879,451
                                                                                                    ----------
Nondepository Credit Institution--0.2%
Associates First Capital Corp.                                                          4,062          312,266
                                                                                                    ----------
Security Brokers & Dealers--2.8%
A.G. Edwards, Inc. .................................................                   51,300        2,193,075
Merrill Lynch & Co., Inc. ..........................................                   15,000        1,383,750
                                                                                                    ----------
                                                                                                     3,576,825
                                                                                                    ----------
Manufacturing--37.1%
Apparel--0.7%
Gamma Holding NV ...................................................       Ne           3,000          165,583
VF Corp. ...........................................................                   15,000          772,500
                                                                                                    ----------
                                                                                                       938,083
                                                                                                    ----------
Chemicals & Allied Products--8.8%
Akzo Nobel NV ADR ..................................................       Ne          14,074        1,560,455
Allergan, Inc. .....................................................                    6,900          319,987
Bristol-Myers Squibb Co. ...........................................                   22,800        2,620,575
Dow Chemical Co. ...................................................                   15,700        1,517,994


                                                                        Country
                                                                        Abbrev.        Shares          Value
                                                                       ---------   --------------   ----------
International Specialty
   Products, Inc. (a) ..............................................                   15,000       $  279,375
Johnson & Johnson ..................................................                   22,800        1,681,500
Merck & Co., Inc. ..................................................                   16,200        2,166,750
Norsk Hydro A.S. ADR ...............................................       No           7,100          313,287
Olin Corp. .........................................................                   22,000          917,125
                                                                                                    ----------
                                                                                                    11,377,048
                                                                                                    ----------
Communications Equipment--0.1%
Ericsson SPA .......................................................       It           3,000          177,812
                                                                                                    ----------
Electronic Components--0.4%
SCI Systems, Inc. (a) ..............................................                   14,600          549,325
                                                                                                    ----------
Fabricated Metal--1.3%
Danaher Corp. ......................................................                    8,000          293,500
Harsco Corp. .......................................................                   30,800        1,411,025
                                                                                                    ----------
                                                                                                     1,704,525
                                                                                                    ----------
Food & Kindred Products--0.9%
Interstate Bakeries Corp. ..........................................                   35,900        1,191,431
                                                                                                    ----------
Furniture & Fixtures--1.4%
Herman Miller, Inc. ................................................                   31,000          753,687
Johnson Controls, Inc. .............................................                    6,000          343,125
Masco Corp. ........................................................                   11,000          665,500
                                                                                                    ----------
                                                                                                     1,762,312
                                                                                                    ----------
Machinery & Computer Equipment--9.2%
Black & Decker Corp. ...............................................                   19,800        1,207,800
Caterpillar, Inc. ..................................................                   18,200          962,325
Compaq Computer Corp. ..............................................                   62,400        1,770,600
EMC Corp. (a) ......................................................                   20,000          896,250
Lexmark International
   Group, Inc. (a) .................................................                   18,000        1,098,000
Storage Technology Corp. (a)                                                           18,000          780,750
Sun Microsystems, Inc. (a) .........................................                   72,800        3,162,250
Timken Co. .........................................................                   30,000          924,375
Tyco International Ltd. ............................................                    5,800          365,400
Varco International, Inc. (a) ......................................                   38,000          752,875
                                                                                                    ----------
                                                                                                    11,920,625
                                                                                                    ----------
Measuring & Analyzing Instruments--0.5%
Tektronix, Inc. ....................................................                   17,500          619,063
                                                                                                    ----------
Miscellaneous Manufacturing--0.5%
Callaway Golf Co. ..................................................                   36,200          712,687
                                                                                                    ----------
Petroleum Refining--4.7%
Amerada Hess Corp. .................................................                   17,600          955,900
Exxon Corp. ........................................................                    8,800          627,550
Mobil Corp. ........................................................                   13,000          996,125
Phillips Petroleum Co. .............................................                   34,100        1,643,194
Sun Co., Inc. ......................................................                   18,000          698,625
USX-Marathon Group .................................................                   35,800        1,228,388
                                                                                                    ----------
                                                                                                     6,149,782
                                                                                                    ----------
Primary Metal--0.1%
Bethlehem Steel Corp. (a) ..........................................                   12,000          149,250
                                                                                                    ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable Series / June 30, 1998
--------------------------------------------------------------------------------

                                                                        Country
                                                                        Abbrev.        Shares          Value
                                                                       ---------   --------------   -----------
Primary Smelting--0.8%
Phelps Dodge Corp. .................................................                   17,400       $   995,063
                                                                                                    -----------
Printing & Publishing--0.2%
Wallace Computer Services,
   Inc. ............................................................                   12,000           285,000
Workflow Management,
   Inc. (a) ........................................................                    3,838            30,944
                                                                                                    -----------
                                                                                                        315,944
                                                                                                    -----------
Rubber & Plastic--1.5%
Goodyear Tire & Rubber Co. .........................................                    6,000           386,625
Illinois Tool Works, Inc. ..........................................                    2,300           153,381
Premark International, Inc. ........................................                   33,000         1,064,250
Wynn's International, Inc. .........................................                   20,000           385,000
                                                                                                    -----------
                                                                                                      1,989,256
                                                                                                    -----------
Tobacco Products--0.7%
Gallaher Group PLC ADR .............................................       UK          41,100           899,062
                                                                                                    -----------
Transportation Equipment--5.3%
Cordant Technologies, Inc. .........................................                   20,000           922,500
Equipements et Composants
   pour l'Industrie
   Automobile ......................................................       Fr           2,050           568,082
Fleetwood Enterprises, Inc. ........................................                   13,900           556,000
Ford Motor Co. .....................................................                   20,000         1,180,000
General Dynamics Corp. .............................................                   24,400         1,134,600
General Motors Corp. ...............................................                    8,300           554,544
Textron, Inc. ......................................................                   27,000         1,935,563
                                                                                                    -----------
                                                                                                      6,851,289
                                                                                                    -----------
Mining & Energy--0.3%
Metal Mining
Cleveland-Cliffs, Inc. .............................................                    6,700           359,287
                                                                                                    -----------
Retail Trade--8.8%
Apparel & Accessory Stores--0.2%
Koninklijke Bijenkorf Beheer                                               Ne           3,000           209,739
                                                                                                    -----------
Food Stores--2.9%
Albertson's, Inc. ..................................................                   23,000         1,191,687
Kroger Corp. (a) ...................................................                   24,500         1,050,437
Vedior NV ..........................................................       Ne          22,400           631,925
Vendex International NV ............................................       Ne          22,700           851,981
                                                                                                    -----------
                                                                                                      3,726,030
                                                                                                    -----------
General Merchandise Stores--1.8%
Family Dollar Stores, Inc. .........................................                   32,000           590,000
Kmart Corp. ........................................................                   60,000         1,155,000
Sears, Roebuck & Co. ...............................................                   10,000           610,625
                                                                                                    -----------
                                                                                                      2,355,625
                                                                                                    -----------
Home Furnishings & Equipment--0.9%
CompUSA, Inc. (a) ..................................................                   16,500           298,031
Tandy Corp. ........................................................                   16,100           854,306
                                                                                                    -----------
                                                                                                      1,152,337
                                                                                                    -----------


                                                                        Country
                                                                        Abbrev.        Shares          Value
                                                                       ---------   --------------   -----------
Miscellaneous Retail--3.0%
Fingerhut Companies, Inc. ..........................................                   37,000       $ 1,221,000
Office Depot, Inc. (a) .............................................                   57,000         1,799,063
OfficeMax, Inc. (a) ................................................                    5,700            94,050
Rite Aid Corp. .....................................................                   18,000           675,000
School Specialty, Inc. (a) .........................................                    3,198            52,367
                                                                                                    -----------
                                                                                                      3,841,480
                                                                                                    -----------
Services--10.8%
Business Services--1.5%
Omnicom Group, Inc. ................................................                   38,800         1,935,150
                                                                                                    -----------
Computer Related Services--1.4%
Aztec Technology Partners,
   Inc. (a) ........................................................                    5,757            43,537
Cadence Design Systems,
   Inc. (a) ........................................................                   23,300           728,125
HBO & Co. ..........................................................                   28,800         1,017,000
                                                                                                    -----------
                                                                                                      1,788,662
                                                                                                    -----------
Computer Software--1.4%
BMC Software, Inc. (a) .............................................                   18,000           934,875
Sterling Software, Inc. (a) ........................................                   15,000           442,500
Symantec Corp. (a) .................................................                   17,000           444,125
                                                                                                    -----------
                                                                                                      1,821,500
                                                                                                    -----------
Engineering, Accounting, Research &
   Management--1.5%
Corrections Corp. of
   America (a) .....................................................                   15,600           366,600
Dun & Bradstreet Corp ..............................................                   25,000           900,000
International-Muller NV ............................................       Ne          18,400           614,763
                                                                                                    -----------
                                                                                                      1,881,363
                                                                                                    -----------
Health Services--5.0%
Healthsouth Rehabilitation
   Corp. (a) .......................................................                   21,000           570,937
Lincare Holdings, Inc. (a) .........................................                   18,600           782,362
Tenet Healthcare Corp. (a) .........................................                   54,700         1,709,375
Universal Health Services,
   Inc., Class B (a) ...............................................                   58,500         3,414,938
                                                                                                    -----------
                                                                                                      6,477,612
                                                                                                    -----------
Transportation, Communication,
   Electric, Gas & Sanitary Services--10.1%
Air Transportation--1.5%
Continental Airlines, Inc.,
   Class B (a) .....................................................                   15,000           913,125
US Airways Group, Inc. (a) .........................................                   12,700         1,006,475
                                                                                                    -----------
                                                                                                      1,919,600
                                                                                                    -----------
Electric, Gas & Sanitary Services--0.6%
Sempra Energy (a) ..................................................                   30,000           834,375
                                                                                                    -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable Series / June 30, 1998
--------------------------------------------------------------------------------

                                                                          Country
                                                                           Abbrev.    Shares       Value
                                                                         ---------   --------   -----------
Electric Services--2.5%
Boston Edison Co. ....................................................               19,000     $   788,500
Edison International .................................................               20,000         591,250
Energy East Corp. ....................................................               10,000         416,250
NIPSCO Industries, Inc. ..............................................               32,800         918,400
Public Service Enterprise
   Group, Inc. .......................................................               16,000         551,000
                                                                                                -----------
                                                                                                  3,265,400
                                                                                                -----------
Gas Services--0.3%
Gas y Electricidad SA ................................................       Sp       4,550         345,667
                                                                                                -----------
Motor Freight & Warehousing--0.7%
CNF Transportation ...................................................               21,000         892,500
                                                                                                -----------
Sanitary Services--0.6%
Severn Trent Water PLC ...............................................       UK      23,750         415,685
United Utilities PLC .................................................       UK      25,100         366,042
                                                                                                -----------
                                                                                                    781,727
                                                                                                -----------
Telecommunication--3.8%
AT&T Corp. ...........................................................               24,000       1,371,000
Ameritech Corp. ......................................................               39,400       1,768,075
Bell Atlantic Corp. ..................................................               10,000         456,250
BellSouth Corp. ......................................................                9,000         604,125
US West Communications
   Group .............................................................               16,000         752,000
                                                                                                -----------
                                                                                                  4,951,450
                                                                                                -----------
Transportation Services--0.0%
Navigant International,
   Inc. (a) ..........................................................                2,878          24,463
                                                                                                -----------
Water Transportation--0.1%
Tidewater, Inc. ......................................................                4,000         132,000
                                                                                                -----------
Wholesale Trade--1.3%
Durable Goods--1.2%
Arrow Electronics, Inc. (a) ..........................................               27,000         587,250
Beers NV .............................................................       Ne       7,235         427,728
CHS Electronics, Inc. (a) ............................................               13,000         232,375
Marshall Industries (a) ..............................................               10,300         280,675
                                                                                                -----------
                                                                                                  1,528,028
                                                                                                -----------


                                            Shares           Value
                                         -----------     ------------
Nondurable Goods--0.1%
U.S. Office Products Co. (a) .........      7,197        $    140,337
                                                         ------------
Total Common Stocks
   (cost of $81,671,217)............................      116,570,306
                                                         ------------
                                             Par
                                         ----------
U.S. GOVERNMENT & AGENCY
   OBLIGATIONS--4.0%
U.S. Government Agency
   Obligations--4.0%
Federal Home Loan Mortgage
   Corp., 6.500% 01/01/2026 ..........   $1,522,421         1,518,127
                                                         ------------
Federal National Mortgage
   Association:
 6.000% 12/01/2008 ...................    1,567,523         1,550,375
 6.500%12/01/2023 ....................    2,151,049         2,142,294
                                                         ------------
                                                            3,692,669
                                                         ------------
Total U.S. Government & Agency
   Obligations
   (cost of $5,141,954) ............................        5,210,796
                                                         ------------
Total Investments--94.0%
   (cost of $86,813,171)............................      121,781,102
                                                         ------------
SHORT-TERM OBLIGATIONS--5.0%
Repurchases agreement with
   ABN AMRO Chicago Corp.,
   dated 06/30/98, due 07/01/98
   at 6.100%, collateralized by
   U.S. Treasury notes & bill with
   various maturities to 2027,
   market value $6,689,838
   (repurchase proceeds
   $6,549,109)........................    6,548,000         6,548,000
                                                         ------------
Other Assets & Liabilities, Net--1.0%                       1,324,454
                                                         ------------
Net Assets--100.0% .................................     $129,653,556
                                                         ============

Notes to Investment Portfolio:
(a) Non-income producing.
(b) The cost for federal income tax purposes of total investments and short-term obligations is identical. Gross unrealized appreciation and depreciation at June 30, 1998 is as follows:


        Gross unrealized appreciation    $ 37,388,482
        Gross unrealized depreciation      (2,420,551)
                                         ------------
        Net unrealized appreciation      $ 34,967,931
                                         ============


                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable Series / June 30, 1998
--------------------------------------------------------------------------------

                       Summary of Securities by Country


                                                                    % of Total
                                      Country                       Securities
Summary of Securities by Country      Abbrev.         Value          at Value
----------------------------------   ---------   ---------------   -----------
  United States ..................                $109,444,709         89.9%
  Netherlands ....................       Ne          6,239,189          5.1
  Canada .........................       Ca          2,499,711          2.1
  United Kingdom .................       UK          1,680,789          1.4
  France .........................       Fr            568,082          0.5
  Australia ......................       Au            511,856          0.4
  Spain ..........................       Sp            345,667          0.3
  Norway .........................       No            313,287          0.2
  Italy ..........................       It            177,812          0.1
                                                  ------------        -----
                                                  $121,781,102        100.0%
                                                  ============        =====

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.


 Acronym                Name
---------   ----------------------------
  ADR       American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable Series / June 30, 1998
--------------------------------------------------------------------------------


Assets:
Investments, at market value (Identified cost $86,813,171) ......................     $ 121,781,102
Short-term obligations ..........................................................         6,548,000
Cash (including foreign currencies) .............................................            31,664
Receivable for investments sold .................................................         1,204,621
Dividends, tax reclaims and interest receivable .................................           181,327
Other assets ....................................................................             3,411
                                                                                      -------------
  Total assets ..................................................................       129,750,105
                                                                                      -------------
Liabilities:
Management fee payable ..........................................................            67,724
Bookkeeping fee payable .........................................................             4,493
Transfer agent fee payable ......................................................               625
Accrued expenses payable ........................................................            23,707
                                                                                      -------------
  Total liabilities .............................................................            96,549
                                                                                      -------------
Net assets ......................................................................     $ 129,653,556
                                                                                      =============
Net assets represented by:
 Paid-in capital ................................................................     $  91,881,482
 Accumulated undistributed net investment income ................................           806,373
 Accumulated net realized gains on investments and foreign currency transactions          1,997,512
 Net unrealized appreciation on investments and foreign currency transactions ...        34,968,189
                                                                                      -------------
Total net assets applicable to shares of beneficial interest outstanding ........     $ 129,653,556
                                                                                      =============
Shares of beneficial interest outstanding .......................................         7,685,969
                                                                                      =============
Net asset value per share .......................................................            $16.87
                                                                                             ======

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months ended June 30, 1998
--------------------------------------------------------------------------------

Investment income:
Dividends (net of nonrebatable foreign taxes withheld at source of $40,437)              $   832,379
Interest income ...................................................................          455,899
                                                                                         -----------
  Total investment income .........................................................        1,288,278
                                                                                         -----------
Expenses:
 Management fee ...................................................................          385,017
 Bookkeeping fee ..................................................................           25,688
 Transfer agent fee ...............................................................            3,750
 Audit fee ........................................................................            9,672
 Printing expense .................................................................            6,421
 Trustees' expense ................................................................            4,355
 Custodian fee ....................................................................            6,598
 Legal fee ........................................................................            2,951
 Amortization of organization expense .............................................            2,663
 Miscellaneous expense ............................................................            5,903
                                                                                         -----------
  Total expenses ..................................................................          453,018
                                                                                         -----------
Net investment income .............................................................          835,260
Realized and unrealized gains (losses) on investments and foreign currency transactions:
 Net realized gains on investments ................................................        1,964,361
 Net realized losses on foreign currency transactions .............................           (4,083)
 Unrealized appreciation on investments and foreign currency transactions .........        8,137,740
                                                                                         -----------
Net increase in net assets resulting from operations ..............................      $10,933,278
                                                                                         ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable
Series
--------------------------------------------------------------------------------


                                                                                       (Unaudited)
                                                                                       Six Months         Year Ended
                                                                                          Ended          December 31,
                                                                                      June 30, 1998          1997
                                                                                    ----------------   ---------------
Operations:
 Net investment income ..........................................................     $    835,260      $   1,653,377
 Net realized gains on investments ..............................................        1,964,361         14,229,486
 Net realized losses on foreign currency transactions ...........................           (4,083)            (5,695)
 Unrealized appreciation on investments and foreign currency transactions .......        8,137,740          7,164,338
                                                                                      ------------      -------------
 Net increase in net assets resulting from operations ...........................       10,933,278         23,041,506
                                                                                      ------------      -------------
Distributions declared from:
 Net investment income ..........................................................               --         (1,645,577)
 In excess of net investment income .............................................               --            (30,753)
 Net realized gains .............................................................               --        (14,188,931)
                                                                                      ------------      -------------
 Total distributions ............................................................               --        (15,865,261)
                                                                                      ------------      -------------
Fund share transactions:
 Proceeds from fund shares sold .................................................       15,694,617         30,092,306
 Cost of fund shares repurchased ................................................       (3,883,681)       (39,471,310)
 Distributions reinvested .......................................................               --         15,865,261
                                                                                      ------------      -------------
Net increase in net assets resulting from fund share transactions ...............       11,810,936          6,486,257
                                                                                      ------------      -------------
Total increase in net assets ....................................................       22,744,214         13,662,502
Net assets:
 Beginning of period ............................................................      106,909,342         93,246,840
                                                                                      ------------      -------------
 End of period ..................................................................     $129,653,556      $ 106,909,342
                                                                                      ============      =============
Accumulated undistributed (overdistributed) net investment income included in
 ending net assets ..............................................................     $    806,373      $     (31,448)
                                                                                      ============      =============
Analysis of changes in shares of beneficial interest:
 Shares sold ....................................................................          951,971          1,875,504
 Shares redeemed ................................................................         (235,041)        (2,624,840)
 Distributions reinvested .......................................................               --          1,039,663
                                                                                      ------------      -------------
Net increase ....................................................................          716,930            290,327
                                                                                      ============      =============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable
Series
--------------------------------------------------------------------------------


                                                   (Unaudited)
                                                   Six Months
                                                      Ended
                                                    June 30,
                                                  ------------
                                                      1998
                                                  ------------
Per share operating performance:
Net asset value, beginning of period .........      $ 15.34
                                                    -------
Net investment income (a) ....................         0.11
Net realized and unrealized gains (losses)
 on investments and foreign currency
 transactions ................................         1.42
                                                    -------
Total from investment operations .............         1.53
                                                    -------
Less distributions from:
 Dividends from net investment income                     --
 In excess of net investment income ..........            --
 Dividends from net realized gains ...........            --
                                                    --------
Total distributions ..........................            --
                                                    --------
Net asset value, end of period ...............      $ 16.87
                                                    ========
Total return:
 Total investment return (b) .................          9.97%**
Ratios/supplemental data:
Net assets, end of period (000) ..............      $129,654
Ratio of net expenses to average net
 assets ......................................          0.76%*(e)
Ratio of net investment income to
 average net assets ..........................          1.39%*(e)
Portfolio turnover ratio .....................            12%**

                                                                             Year Ended December 31,
                                               -----------------------------------------------------------------------------------
                                                     1997             1996             1995           1994           1993***
                                               ---------------- ---------------- ---------------- ----------- --------------------
Per share operating performance:
Net asset value, beginning of period .........    $  13.96          $ 12.60          $ 10.03         $ 10.36         $10.00
                                                  --------          -------          -------         -------         ------
Net investment income (a) ....................        0.28             0.28             0.29            0.26           0.09
Net realized and unrealized gains (losses)
 on investments and foreign currency
 transactions ................................        3.75             1.98             2.72           (0.34)          0.41
                                                  --------          -------          -------         -------         ------
Total from investment operations .............        4.03             2.26             3.01           (0.08)          0.50
                                                  --------          -------          -------         -------         ------
Less distributions from:
 Dividends from net investment income                (0.27)           (0.28)           (0.25)          (0.25)          (0.11)
 In excess of net investment income ..........       (0.01)              --               --              --              --
 Dividends from net realized gains ...........       (2.37)           (0.62)           (0.19)             --           (0.03)
                                                  --------          -------          -------         -------         -------
Total distributions ..........................       (2.65)           (0.90)           (0.44)          (0.25)          (0.14)
                                                  --------          -------          -------         -------         -------
Net asset value, end of period ...............    $  15.34          $ 13.96          $ 12.60         $ 10.03         $10.36
                                                  ========          =======          =======         =======         =======
Total return:
 Total investment return (b) .................       28.97%           17.89%           30.03%          (0.76)%          5.01%**(c)
Ratios/supplemental data:
Net assets, end of period (000) ..............    $106,909          $93,247          $71,070         $48,052         $29,298
Ratio of net expenses to average net
 assets ......................................        0.79%(e)         0.79%(e)         0.81%(e)        0.87%           1.00%*(d)
Ratio of net investment income to
 average net assets ..........................        1.77%(e)         2.02%(e)         2.51%(e)        2.82%           2.32%*(c)
Portfolio turnover ratio .....................          60%              24%              79%             55%              8%**

  * Annualized
 ** Not Annualized.
*** For the period from the commencement of operations July 1, 1993 to
    December 31, 1993.
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Computed giving effect to Manager's expense limitation undertaking.
(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 1.23% (annualized) for the period ended December 31, 1993.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited)
Liberty Variable Investment Trust Stein Roe Global Utilities Fund, Variable Series / June 30, 1998
--------------------------------------------------------------------------------

                                                                  Country
                                                                  Abbrev.         Shares           Value
                                                                 ---------     -----------      ----------
COMMON STOCKS--87.9%
Construction--2.4%
Heavy Construction--
   Non-Building Construction
Vivendi ........................................................    Fr           7,100          $1,511,934
                                                                                                ----------
Finance, Insurance & Real Estate--1.5%
Real Estate Investment Trusts
Liberty Property Trust .........................................                37,300             953,481
                                                                                                ----------
Manufacturing--13.2%
Communications Equipment--8.7%
Lucent Technologies, Inc. ......................................                20,200           1,680,388
Nokia Corp., ADR ...............................................    Fi          23,000           1,668,938
Portugal Telecom SA ............................................    Pt          22,500           1,191,094
Tellabs, Inc. (a) ..............................................                10,800             773,550
                                                                                                ----------
                                                                                                 5,313,970
                                                                                                ----------
Machinery & Computer Equipment--2.1%
Alstom (a) .....................................................    Fr          17,900             587,563
Security Capital Industrial
   Trust .......................................................                27,800             695,000
                                                                                                ----------
                                                                                                 1,282,563
                                                                                                ----------
Petroleum Refining--1.3%
YPF Sociedad Anonima
   ADR .........................................................    Ar          27,000             811,688
                                                                                                ----------
Tobacco Products--1.1%
Grupo Carso SA de CV,
   Series A1 ...................................................    Mx         167,000             690,867
                                                                                                ----------
Transportation, Communication, Electric,
   Gas & Sanitary Services--68.9%
Electric Services--25.3%
AES Corp. (a) ..................................................                23,900           1,256,244
Cia Energetica de Minas
   Gerais ......................................................    Br      20,681,713             643,761
CMS Energy Corp. ...............................................                27,600           1,214,400
Edison International ...........................................                38,300           1,132,244
Electric De Portugal--ADR ......................................    Pt          12,500             575,781
FPL Group, Inc. ................................................                20,500           1,291,500
Hong Kong Electric
   Holdings Ltd., ADR ..........................................    HK         278,500             862,786
Iberdrola SA ...................................................    Sp          82,200           1,333,581
National Power PLC ADR .........................................    UK          23,700             873,938
New Century Energies, Inc. .....................................                23,800           1,081,413
NIPSCO Industries, Inc. ........................................                44,500           1,246,000
Pinnacle West Capital Corp.                                                     28,200           1,269,000
Scottish Power PLC ADR .........................................    UK          30,000           1,057,500
Sierra Pacific Resources .......................................                16,000             581,000
Texas Utilities Co. ............................................                26,300           1,094,738
                                                                                                ----------
                                                                                                15,513,886
                                                                                                ----------


                                                                  Country
                                                                   Abbrev.       Shares           Value
                                                                 ---------   -------------      ----------
Gas Services--10.2%
Columbia Energy Group ..........................................                20,250          $1,126,406
Kinder Morgan Energy
   Partners, L.P. ..............................................                29,600           1,069,300
MCN Energy Group , Inc. ........................................                27,400             686,713
Questar Corp. ..................................................                53,000           1,040,125
UGI Corp. ......................................................                40,100             997,488
Williams Companies, Inc. .......................................                39,100           1,319,625
                                                                                                ----------
                                                                                                 6,239,657
                                                                                                ----------
Sanitary Services--4.5%
American Water Works
   Co., Inc. ...................................................                36,300           1,125,300
Companhia de Saneamento
   Basico do Estado de Sao
   Paulo .......................................................    Br       2,400,000             288,444
USA Waste Services, Inc. (a)                                                    26,700           1,318,313
                                                                                                ----------
                                                                                                 2,732,057
                                                                                                ----------
Telecommunications--26.5%
Airtouch Communications,
   Inc. (a) ....................................................                27,100           1,583,656
Ameritech Corp. ................................................                26,000           1,166,750
AT&T Corp. .....................................................                19,500           1,113,937
COLT Telecom Group
   ADR (a) .....................................................    UK          12,200           1,994,700
Cable & Wireless PLC ADR .......................................    UK          18,500             682,188
Nortel Inversora SA (a) ........................................    Ar          18,600           1,006,724
SBC Communications, Inc. .......................................                29,200           1,168,000
Smartone
   Telecommunications
   Holdings Ltd. ...............................................    HK         245,000             597,715
Sprint Corp. ...................................................                18,300           1,290,150
Telecom Italia S.p.A. ..........................................    It         208,900           1,013,908
Telecomunicacoes
   Brasileiras SA ..............................................    Br           7,600             829,825
Telefonica de Espana ...........................................    Sp           9,300           1,293,281
Telefonos de Mexico SA .........................................    Mx          23,000           1,105,437
WorldCom, Inc. (a) .............................................                28,400           1,375,625
                                                                                                ----------
                                                                                                16,221,896
                                                                                                ----------
Transportation Services--2.4%
VIAG AG ........................................................    G            2,100           1,442,588
                                                                                                ----------
Wholesale Trade--1.9%
Nondurable Goods
VEBA AG ........................................................    G           16,900           1,134,300
                                                                                                ----------
Total Common Stocks
   (cost of $43,329,555) .............................................................
                                                                                                53,848,887
                                                                                                ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Stein Roe Global Utilities Fund, Variable Series / June 30, 1998
--------------------------------------------------------------------------------

                                Country
                                 Abbrev.     Shares         Value
                               ---------   ----------   ------------
PREFERRED STOCK--2.4%
Transportation, Communication, Electric,
   Gas & Sanitary Services--2.4%
Communications
Ericsson LM, 4.250%
   (cost of $953,422).........     Sw        189,500    $ 1,444,938
                                                        -----------
                                             Par
                                            -------
BOND & NOTES--4.3%
CORPORATE FIXED-INCOME BONDS--2.3%
Transportation, Communication, Electric,
   Gas & Sanitary Services--2.3%
Electric Services
Hydro-Quebec (cost of
   $1,362,761) 8.050%
   07/07/24 ..................     Ca     $1,150,000      1,393,627
                                                        -----------
Foreign Government & Agency Obligations--2.0%
Financiera Energetica
   Nacional S.A. (cost of
   $1,231,500) 9.000%
   11/08/99 ..................     Co      1,200,000      1,212,000
                                                        -----------
Total Investments--94.6%
   (cost of $46,877,238) ...........................     57,899,452
                                                        -----------


                                           Par           Value
                                      -----------    ------------
SHORT-TERM OBLIGATIONS--4.7%
Repurchase agreement with ABN
   AMRO Chicago Corp., dated
   06/30/98, due 07/01/98 at
   6.100%, collateralized by U.S.
   Treasury notes & bill with
   various maturities to 2027,
   market value $2,933,190
   (repurchase proceeds
   $2,871,486)....................... $2,871,000      $ 2,871,000
                                                      -----------
Other Assets & Liabilities, Net--0.7% ............        461,472
                                                      -----------
Net Assets--100.0% ...............................    $61,231,924
                                                      ===========

Notes to Investment Portfolio:
(a) Non-income producing.
(b) The cost for federal income tax purposes is $46,879,581. Gross unrealized appreciation and depreciation at June 30, 1998 is as follows:

        Gross unrealized appreciation    $ 12,632,617
        Gross unrealized depreciation      (1,612,746)
                                         ------------
        Net unrealized appreciation      $ 11,019,871
                                         ============

                       Summary of Securities by Country

                                                                   % of Total
                                      Country                      Securities
Summary of Securities by Country      Abbrev.         Value         at Value
----------------------------------   ---------   --------------   -----------
  United States ..................                $30,650,346         52.9%
  United Kingdom .................      UK          4,608,326          8.0
  Spain ..........................      Sp          2,626,862          4.5
  Germany ........................      G           2,576,888          4.5
  France .........................      Fr          2,099,497          3.6
  Argentina ......................      Ar          1,818,412          3.1
  Mexico .........................      Mx          1,796,304          3.1
  Portugal .......................      Pt          1,766,875          3.1
  Brazil .........................      Br          1,762,030          3.0
  Finland ........................      Fi          1,668,938          2.9
  Hong Kong ......................      HK          1,460,501          2.5
  Sweden .........................      Sw          1,444,938          2.5
  Canada .........................      Ca          1,393,627          2.4
  Columbia .......................      Co          1,212,000          2.1
  Italy ..........................      It          1,013,908          1.8
                                                  -----------        -----
                                                  $57,899,452        100.0%
                                                  ===========        =====

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

 Acronym                Name
---------   ----------------------------
ADR         American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
Liberty Variable Investment Trust Stein Roe Global Utilities Fund, Variable Series / June 30, 1998
--------------------------------------------------------------------------------

Assets:
Investments, at market value (Identified cost $46,877,238) ......................     $57,899,452
Short-term obligations ..........................................................       2,871,000
Cash ............................................................................             489
Dividends, tax reclaims and interest receivable .................................         227,252
Receivable for investments sold .................................................         209,801
Receivable for fund shares sold .................................................          92,844
Other assets ....................................................................           2,793
                                                                                      -----------
  Total assets ..................................................................      61,303,631
                                                                                      -----------
Liabilities:
Payable for fund shares repurchased .............................................             280
Management fee payable ..........................................................          32,058
Bookkeeping fee payable .........................................................           2,543
Transfer agent fee payable ......................................................             625
Accrued expenses payable ........................................................          36,201
                                                                                      -----------
  Total liabilities .............................................................          71,707
                                                                                      -----------
Net assets ......................................................................     $61,231,924
                                                                                      ===========
Net assets represented by:
 Paid-in capital ................................................................     $48,556,112
 Accumulated undistributed net investment income ................................         593,181
 Accumulated net realized gains on investments and foreign currency transactions        1,060,918
 Net unrealized appreciation on investments and foreign currency transactions ...      11,021,713
                                                                                      -----------
Total net assets applicable to shares of beneficial interest outstanding ........     $61,231,924
                                                                                      ===========
Shares of beneficial interest outstanding .......................................       4,659,622
                                                                                      ===========
Net asset value per share .......................................................          $13.14
                                                                                           ======

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months ended June 30, 1998
--------------------------------------------------------------------------------

Investment income:
Dividends ..........................................................................    $  748,924
Interest income ....................................................................       131,835
                                                                                        ----------
  Total investment income ..........................................................       880,759
                                                                                        ----------
Expenses:
 Management fee ....................................................................       186,258
 Bookkeeping fee ...................................................................        14,864
 Transfer agent fee ................................................................         3,750
 Audit fee .........................................................................         9,806
 Printing expense ..................................................................         2,560
 Trustees' fees ....................................................................         2,582
 Custodian fee .....................................................................         3,062
 Legal fee .........................................................................         2,714
 Amortization of organization expense ..............................................         2,733
 Miscellaneous expense .............................................................         6,937
                                                                                        ----------
  Total expenses ...................................................................       235,266
                                                                                        ----------
Net investment income ..............................................................       645,493
Realized and unrealized gains (losses) on investments and foreign currency transactions:
 Net realized gains on investments .................................................       535,077
 Net realized losses on foreign currency transactions ..............................        (3,489)
 Unrealized appreciation on investments and foreign currency transactions                4,393,333
                                                                                        ----------
Net increase in net assets resulting from operations ...............................    $5,570,414
                                                                                        ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust Stein Roe Global Utilities Fund, Variable
Series
--------------------------------------------------------------------------------


                                                                                      (Unaudited)
                                                                                       Six Months        Year Ended
                                                                                         Ended          December 31,
                                                                                     June 30, 1998          1997
                                                                                    ---------------   ---------------
Operations:
 Net investment income ..........................................................    $    645,493      $   1,894,428
 Net realized gains on investments ..............................................         535,077         10,703,205
 Net realized losses on foreign currency transactions ...........................          (3,489)           (42,539)
 Unrealized appreciation (depreciation) on investments and foreign currency
  transactions ..................................................................       4,393,333           (100,383)
                                                                                     ------------      -------------
 Net increase in net assets resulting from operations ...........................       5,570,414         12,454,711
                                                                                     ------------      -------------
Distributions declared from:
 Net investment income ..........................................................              --         (1,882,751)
 Net realized gains .............................................................              --         (5,469,889)
                                                                                     ------------      -------------
Total distributions .............................................................              --         (7,352,640)
                                                                                     ------------      -------------
Fund share transactions:
 Proceeds from fund shares sold .................................................       4,356,825          6,189,301
 Cost of fund shares repurchased ................................................      (3,298,328)       (11,947,796)
 Distributions reinvested .......................................................              --          7,352,640
                                                                                     ------------      -------------
Net increase in net assets resulting from fund share transactions ...............       1,058,497          1,594,145
                                                                                     ------------      -------------
Total increase in net assets ....................................................       6,628,911          6,696,216
Net assets:
 Beginning of period ............................................................      54,603,013         47,906,797
                                                                                     ------------      -------------
 End of period ..................................................................    $ 61,231,924      $  54,603,013
                                                                                     ============      =============
Accumulated undistributed (overdistributed) net investment income included in
 ending net assets ..............................................................    $    593,181      $     (47,338)
                                                                                     ============      =============
Analysis of changes in shares of beneficial interest:
 Shares sold ....................................................................         341,392            528,994
 Shares redeemed ................................................................        (261,780)        (1,042,449)
 Distributions reinvested .......................................................              --            617,350
                                                                                     ------------      -------------
Net increase ....................................................................          79,612            103,895
                                                                                     ============      =============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Stein Roe Global Utilities Fund, Variable
Series
--------------------------------------------------------------------------------

                                                 (Unaudited)
                                                 Six Months
                                                   Ended
                                                 June 30,
                                               ------------
                                                  1998
                                               ------------
Per share operating performance:
Net asset value, beginning of period .........    $11.92
                                                  ------
Net investment income (a) ....................      0.14
Net realized and unrealized gains (losses)
 on investments and foreign currency
 transactions ................................      1.08
                                                  ------
Total from investment operations .............      1.22
                                                  ------
Less distributions from:
 Dividends from net investment income                  --
 Dividends from net realized gains ...........         --
                                                  -------
Total distributions ..........................         --
                                                  -------
Net asset value, end of period ...............    $13.14
                                                  =======
Total return:
 Total investment return (b) .................      10.23%**
Ratios/supplemental data:
Net assets, end of period (000) ..............    $61,232
Ratio of net expenses to average net
 assets ......................................       0.81%*(e)
Ratio of net investment income to
 average net assets ..........................       2.24%*(e)
Portfolio turnover ratio .....................         24%**

                                                                   Year Ended December 31,
                                               ----------------------------------------------------------------
                                                     1997             1996             1995            1994
                                               ---------------- ---------------- ---------------- -------------
Per share operating performance:
Net asset value, beginning of period .........    $ 10.70           $ 10.50           $  8.11          $  9.65
                                                  -------           -------           -------          -------
Net investment income (a) ....................       0.46              0.46              0.46             0.54
Net realized and unrealized gains (losses)
 on investments and foreign currency
 transactions ................................       2.62              0.23              2.39            (1.53)
                                                  -------           -------           -------          -------
Total from investment operations .............       3.08              0.69              2.85            (0.99)
                                                  -------           -------           -------          -------
Less distributions from:
 Dividends from net investment income               (0.48)            (0.49)            (0.46)           (0.55)
 Dividends from net realized gains ...........      (1.38)               --                --               --
                                                  -------           -------           -------          -------
Total distributions ..........................      (1.86)            (0.49)            (0.46)           (0.55)
                                                  -------           -------           -------          -------
Net asset value, end of period ...............    $ 11.92           $ 10.70           $ 10.50          $  8.11
                                                  =======           =======           =======          =======
Total return:
 Total investment return (b) .................      28.75%             6.53%            35.15%          (10.27)%
Ratios/supplemental data:
Net assets, end of period (000) ..............    $54,603           $47,907           $51,597          $38,156
Ratio of net expenses to average net
 assets ......................................       0.83%(e)          0.81%(e)          0.83%(e)         0.86%
Ratio of net investment income to
 average net assets ..........................       3.96%(e)          4.36%(e)          4.98%(e)         5.80%
Portfolio turnover ratio .....................         89%               14%               18%              16%



                                               Year Ended December 31,
                                               -----------------------
                                                       1993***
                                               ----------------------
Per share operating performance:
Net asset value, beginning of period .........     $10.00
                                                   ------
Net investment income (a) ....................       0.18
Net realized and unrealized gains (losses)
 on investments and foreign currency
 transactions ................................        (0.35)
                                                   --------
Total from investment operations .............        (0.17)
                                                   --------
Less distributions from:
 Dividends from net investment income                 (0.18)
 Dividends from net realized gains ...........           --
                                                   --------
Total distributions ..........................        (0.18)
                                                   --------
Net asset value, end of period ...............     $ 9.65
                                                   ========
Total return:
 Total investment return (b) .................        (1.70)%**(c)
Ratios/supplemental data:
Net assets, end of period (000) ..............     $ 54,441
Ratio of net expenses to average net
 assets ......................................         1.00%*(d)
Ratio of net investment income to
 average net assets ..........................         5.10%*(c)
Portfolio turnover ratio .....................            2%**

  * Annualized
 ** Not Annualized
*** For the period from the commencement of operations July 1, 1993 to
    December 31, 1993.
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Computed giving effect to Manager's expense limitation undertaking.
(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 1.09% (annualized) for the period ended December 31, 1993.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited)
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series / June 30, 1998
--------------------------------------------------------------------------------

                                                                       Country
                                                                        Abbrev.        Shares          Value
                                                                      ---------     ------------     ---------
COMMON STOCKS--90.6%
Agriculture, Forestry & Fishing--0.0%
Agricultural Services
PT Chareon Pokphand
   Indonesia ......................................................       In            162,500      $   2,745
                                                                                                     ---------
Construction--2.5%
Non-Building Construction
Kaneshita Construction ............................................       Ja             21,000        109,134
Vivendi ...........................................................       Fr              4,696      1,000,006
                                                                                                     ---------
                                                                                                     1,109,140
                                                                                                     ---------
Finance, Insurance & Real Estate--22.1%
Depository Institutions--13.9%
Banco Latinoamericano
de Exportaciones, SA (a) ..........................................       Pt             12,400        381,300
Banco Popolare di Milano
   (BPM) ..........................................................       It            107,600        857,181
Banque Nationale de Paris                                                 Fr             16,800      1,368,940
Deutsche Bank AG ..................................................       G              17,000      1,434,845
Generale Banque ...................................................       Be              1,455      1,077,944
Generale Banque VVPR
   STRIP ..........................................................       Be                105              3
Merita Ltd., Class A ..............................................       Fi            160,700      1,058,584
Siam Commercial Bank ..............................................       Th             48,000         15,355
                                                                                                     ---------
                                                                                                     6,194,152
                                                                                                     ---------
Financial Services--0.1%
Industrial Finance Corp. of
   Thailand .......................................................       Th            170,700         35,192
                                                                                                     ---------
Holding Companies--2.1%
Fortis Amev NV ....................................................       Ne             15,902        929,193
                                                                                                     ---------
Insurance Carriers--0.9%
Reinsurance Australia Corp.                                               Au            166,208        424,322
                                                                                                     ---------
Investment Companies--1.7%
Fleming Russian Securities
   Fund Ltd. (a) ..................................................       Ru              9,900         79,200
Japan OTC Equity Fund,
   Inc. (a) .......................................................       Ja                250         84,500
World Equity Benchmark
   Share--Japan (a) ...............................................       Ja             60,000        588,600
                                                                                                     ---------
                                                                                                       752,300
                                                                                                     ---------
Non-Depository Credit Institution--1.0%
Promise Co., Ltd. .................................................       Ja             10,800        443,878
                                                                                                     ---------
Real Estate--1.8%
Asticus AB ........................................................       Sw             27,550        303,164
Diligentia AB .....................................................       Sw             52,900        456,434
IOI Properties Berhad .............................................       Ma             62,000         32,967
PT Kawasan Industri
   Jababeka .......................................................       In            300,000          5,575
                                                                                                     ---------
                                                                                                       798,140
                                                                                                     ---------


                                                                       Country
                                                                        Abbrev.         Shares         Value
                                                                      ---------      -----------     ---------
Security Brokers & Dealers--0.6%
Kokusai Securities Co., Ltd.                                              Ja             27,000      $ 266,249
                                                                                                     ---------
Manufacturing--44.0%
Apparel--0.9%
Tokyo Style .......................................................       Ja             40,000        391,564
                                                                                                     ---------
Chemicals & Allied Products--8.1%
Henkel KGAA .......................................................       G               1,067         88,405
Henkel KGAA Preferred
   Shares .........................................................       G              12,033      1,187,993
Indian Petrochemicals
   Corp., Ltd. GDR (a) ............................................       In             15,800         45,820
Kemira Oy .........................................................       Fi             50,000        517,706
Norsk Hydro AS ....................................................       No             11,200        493,209
Novartis ..........................................................       Sz                322        534,602
Reliance Industries Ltd.
   GDR (a) ........................................................       In             12,000         78,300
SmithKline Beecham PLC ............................................       UK             53,826        654,121
                                                                                                     ---------
                                                                                                     3,600,156
                                                                                                     ---------
Communications Equipment--4.9%
Koor Industries Ltd. (a) ..........................................       Is             10,000        233,750
Matsushaita Electric
   Industrial Co. .................................................       Ja             54,000        866,768
Portugal Telecom SA (a) ...........................................       Pt              7,300        386,444
Racal Electronics PLC .............................................       UK            125,300        708,384
                                                                                                     ---------
                                                                                                     2,195,346
                                                                                                     ---------
Electronic Components--5.8%
Alcatel Alsthom ...................................................       Fr              5,255      1,067,036
Murata Manufacturing
   Co., Ltd. ......................................................       Ja             15,000        483,697
Royal Philips Electronics
   N.V. (a) .......................................................       Ne              9,400        798,413
Samsung Electronics ...............................................       Ko             13,400        161,388
Samsung Electronics Co. ...........................................       Ko                  6            186
Samsung Electronics
   GDS (a) ........................................................       Ko              1,269         20,145
Samsung Electronics Old
   Preferred GDS (a) ..............................................       Ko             10,064         85,544
                                                                                                     ---------
                                                                                                     2,616,409
                                                                                                     ---------
Fabricated Metal--1.4%
Friedrich Grohe AG ................................................       G               1,800        607,301
                                                                                                     ---------
Food & Kindred Products--0.4%
Perdigao S.A.X. ...................................................       Br         70,000,000         87,761
Vitasoy International
   Holdings Ltd. ..................................................       HK            291,000         95,785
                                                                                                     ---------
                                                                                                       183,546
                                                                                                     ---------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series / June 30, 1998
--------------------------------------------------------------------------------

                                                                    Country
                                                                     Abbrev.      Shares             Value
                                                                   ---------    -----------       ----------
Household Appliances--0.9%
Moulinex ........................................................      Fr          15,300          $ 395,970
                                                                                                   ---------
Machinery & Computer Equipment--7.5%
AGIV-AG fuer Industrie
   und Verkehrswesen ............................................      G           22,400            619,469
Bucher Holding ..................................................      Sz             487            637,481
Canon, Inc. .....................................................      Ja          26,000            589,506
Hitachi Ltd. ....................................................      Ja          58,000            377,816
Mannesmann AG ...................................................      G           11,000          1,128,595
                                                                                                   ---------
                                                                                                   3,352,867
                                                                                                   ---------
Measuring & Analyzing Instruments--0.5%
Celsis International PLC ........................................      UK         138,670             78,628
Orbotech, Ltd. (a) ..............................................      Is           4,200            152,775
                                                                                                   ---------
                                                                                                     231,403
                                                                                                   ---------
Paper Products--5.5%
Enso Oy, Series R ...............................................      Fi          72,000            773,010
Metro Pacific Corp. .............................................      Ph       1,992,340             45,389
Metsa-Serla Oy, B Shares ........................................      Fi          80,600            777,341
Royal Koninklijke PTT
   Nederland NV .................................................      Ne          13,254            509,156
TNT Post Group Nv ...............................................      Ne          13,254            338,137
                                                                                                   ---------
                                                                                                   2,443,033
                                                                                                   ---------
Petroleum Refining--3.5%
Compagnie Francaise de
   Petroleum, Total B
   Shares .......................................................      Fr           7,089            919,085
YPF Sociedad Anonima
   ADR ..........................................................      Ar          21,000            631,312
                                                                                                   ---------
                                                                                                   1,550,397
                                                                                                   ---------
Primary Metal--2.7%
Avesta Sheffield AB .............................................      Sw          59,400            293,398
Billiton PLC ....................................................      UK         241,000            488,328
Ssab Svenskt AB, Series B .......................................      Sw          28,263            424,104
                                                                                                   ---------
                                                                                                   1,205,830
                                                                                                   ---------
Rubber & Plastic--1.5%
Michelin Class B ................................................      Fr          11,700            673,534
                                                                                                   ---------
Stone, Clay, Glass & Concrete--0.4%
Companion Building
   Materials, Ltd. ..............................................      HK       1,911,840             27,146
N.V. Koninklijke Sphinx
   Gustavsberg ..................................................      Ne          14,046            170,213
                                                                                                   ---------
                                                                                                     197,359
                                                                                                   ---------
Textile Mill Products--0.0%
PT Evershine Textile
   Industry .....................................................      In         427,396              8,664
                                                                                                   ---------
Mining & Energy--1.8%
Coal Mining--0.2%
Samchully Co. ...................................................      Ko           6,273             77,840
                                                                                                   ---------


                                                                     Country
                                                                      Abbrev.      Shares           Value
                                                                    ---------   -----------       ----------
Crude Petroleum & Natural Gas--1.2%
Saga Petroleum A.S. .............................................      No          36,400          $ 560,431
                                                                                                   ---------
Miscellaneous Metal--0.4%
Southern Peru Cooper
   Co. (a) ......................................................      Pe          13,000            169,000
                                                                                                   ---------
Retail Trade--3.5%
Auto Dealers & Gas Stations--1.7%
Inchcape PLC ....................................................      UK         236,788            758,191
                                                                                                   ---------
General Merchandise Stores--1.8%
Globex Utilidades SA ............................................      Br          15,600            134,884
Ito-Yokado Co., Ltd. ............................................      Ja          14,000            658,029
PT Matahari Putra Prima .........................................      In         858,000              8,696
                                                                                                   ---------
                                                                                                     801,609
                                                                                                   ---------
Services--2.0%
Computer Software
Ing C. Olivetti & SPA ...........................................      It         597,380            884,341
                                                                                                   ---------
Transportation, Communication,
   Electric, Gas & Sanitary Services --12.5%
Air Transportation--0.6%
Helikopter Service
   Group A/S ....................................................      No          28,600            291,071
                                                                                                   ---------
Gas Services--2.6%
BG PLC ..........................................................      UK         144,376            836,070
Centrica PLC ....................................................      UK         187,000            314,979
                                                                                                   ---------
                                                                                                   1,151,049
                                                                                                   ---------
Sanitary Services--0.3%
Companhia de Saneamento
   Basico do Estado
   de Sao Paulo .................................................      Br       1,070,000            128,598
                                                                                                   ---------
Communications--7.7%
Nippon Telegraph &
   Telephone Corp. ..............................................      Ja              90            744,980
SK Telecom Co., Ltd. ............................................      Ko             133             61,632
Tele-Communications
   International, Inc.,
   Series A (a) .................................................      $           35,700            716,231
Telecom Argentina S.A.
   ADR (a) ......................................................      Ar           7,400            220,612
Telecom Italia ..................................................      It         134,775            654,138
Telecom Italia SPA ..............................................      It          75,000            546,594
Telecomunicacoes
   Brasileiras SA ADR (a) .......................................      Br           4,700            513,181
                                                                                                   ---------
                                                                                                   3,457,368
                                                                                                   ---------
Water Transportation--1.3%
Danzas Holding AG ...............................................      Sz           1,775            476,369
Hong Kong Ferry Holdings
   Co. ..........................................................      HK         153,000            102,698
                                                                                                   ---------
                                                                                                     579,067
                                                                                                   ---------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series / June 30, 1998
--------------------------------------------------------------------------------

                                        Country
                                         Abbrev.     Shares          Value
                                       ---------   ----------     -----------
Wholesale Trade--2.2%
Durable Goods
Biora AB ADR (a) ..................       Sw          8,200       $   217,300
Brierley Investments Ltd. .........       NZ        713,000           354,800
Powerscreen International
   PLC ............................       UK        141,190           216,626
Yamazen Corp. .....................       Ja        116,000           202,059
                                                                   ----------
                                                                      990,785
                                                                   ----------
Total Common Stocks
   (cost of $37,518,322)..................................         40,458,040
                                                                   ----------
Rights--0.0% (a)
Manufacturing--0.0%
Electronic & Electrical Equipment
Samsung Electronics
   Common Rights
   (cost of $0)....................       Ko           33              (b)
                                                                  -----------
WARRANTS--0.0% (a)
Construction--0.0%
Non-Building Construction
Vivendi ...........................       Fr        2,755              5,408
                                                                  -----------
Finance, Insurance & Real Estate--0.0%
Depository Institutions
Siam Commercial Bank (c)                  Th       12,000              (b)
                                                                  -----------
Total Warrants
   (cost of $1,864) ......................................              5,408
                                                                  -----------
Total Investments--90.6%
   (cost of $37,520,186) (d) .............................        40,463,448
                                                                  -----------


                                        Par             Value
                                    ----------      -----------
SHORT-TERM OBLIGATIONS--7.2%
Repurchase agreement with ABN
   AMRO Chicago Corp., dated
   06/30/98, due 07/01/98 at
   6.100%, collateralized by U.S.
   Treasury notes & bill with
   various maturities to 2027,
   market value $3,273,403
   (repurchase proceeds
   $3,204,543)...................   $3,204,000      $ 3,204,000
                                                    -----------
  Other Assets & Liabilities, Net--2.2% .......         978,755
                                                    -----------
  Net Assets--100.0% ..........................     $44,646,203
                                                    ===========

Notes to Investment Portfolio:
(a) Non-income producing.
(b) Rounds to less than one.
(c) Represents fair value as determined in good faith under the direction of the Trustees.
(d) The cost for federal income tax purposes is $37,761,853. Gross unrealized appreciation and depreciation at June 30, 1998 is as follows:


        Gross unrealized appreciation    $  9,080,539
        Gross unrealized depreciation      (6,378,944)
                                         ------------
        Net unrealized appreciation      $  2,701,595
                                         ============

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series / June 30, 1998
--------------------------------------------------------------------------------

                       Summary of Securities by Country

                                                                  % of Total
                                      Country                     Securities
Summary of Securities by Country      Abbrev.        Value         at Value
----------------------------------   ---------   -------------   -----------
  Japan ..........................      Ja        $ 5,806,780        14.3%
  France .........................      Fr          5,429,979        13.4
  Germany ........................      G           5,066,608        12.5
  United Kingdom .................      UK          4,055,327        10.0
  Finland ........................      Fi          3,126,641         7.7
  Italy ..........................      It          2,942,254         7.3
  Netherlands ....................      Ne          2,745,112         6.8
  Sweden .........................      Sw          1,694,400         4.2
  Switzerland ....................      Sz          1,648,452         4.1
  Norway .........................      No          1,344,711         3.3
  Belgium ........................      Be          1,077,947         2.7
  Brazil .........................      Br            864,424         2.1
  Argentina ......................      Ar            851,924         2.1
  Portugal .......................      Pt            767,744         1.9
  United States ..................      $             716,231         1.8
  Australia ......................      Au            424,322         1.0
  Korea ..........................      Ko            406,735         1.0
  Israel .........................      Is            386,525         1.0
  New Zealand ....................      NZ            354,800         0.9
  Hong Kong ......................      HK            225,629         0.6
  Peru ...........................      Pe            169,000         0.4
  Indonesia ......................      In            149,800         0.4
  Russia .........................      Ru             79,200         0.2
  Thailand .......................      Th             50,547         0.1
  Philippines ....................      Ph             45,389         0.1
  Malaysia .......................      Ma             32,967         0.1
                                                  -----------       -----
                                                  $40,463,448       100.0%
                                                  ===========       =====

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.


Acronym                     Name
-------   ------------------------------------------
ADR       American Depositary Receipt
GDR       Global Depositary Receipt
GDS       Global Depositary Shares
STRIP     Separately Traded Receipt of Interest and
          Principal

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series / June 30, 1998
--------------------------------------------------------------------------------

Assets:
Investments, at market value (Identified cost $37,520,186) .......................    $ 40,463,448
Short-term obligations ...........................................................       3,204,000
Cash (including foreign currencies) ..............................................         914,593
Receivable for fund shares sold ..................................................       1,036,320
Receivable for investments sold ..................................................          93,006
Dividends, tax reclaims and interest receivable ..................................          90,267
Unamortized organization expenses ................................................           3,609
Other assets .....................................................................          17,691
                                                                                      ------------
  Total assets ...................................................................      45,822,934
                                                                                      ------------
Liabilities:
Payable for investments purchased ................................................       1,126,526
Payable for fund shares repurchased ..............................................             352
Management fee payable ...........................................................          31,432
Bookkeeping fee payable ..........................................................           2,250
Transfer agent fee payable .......................................................             625
Accrued expenses payable .........................................................          15,546
                                                                                      ------------
  Total liabilities ..............................................................       1,176,731
                                                                                      ------------
Net assets .......................................................................    $ 44,646,203
                                                                                      ============
Net assets represented by:
 Paid-in capital .................................................................    $ 42,832,168
 Accumulated undistributed net investment income .................................         139,806
 Accumulated net realized losses on investments and foreign currency transactions       (1,261,709)
 Net unrealized appreciation on investments and foreign currency transactions ....       2,935,938
                                                                                      ------------
Total net assets applicable to outstanding shares of beneficial interest .........    $ 44,646,203
                                                                                      ============
Shares of beneficial interest outstanding ........................................      21,890,285
                                                                                      ============
Net asset value per share ........................................................    $       2.04
                                                                                      ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)

For the Six Months ended June 30, 1998
--------------------------------------------------------------------------------

Investment income:
Dividends (net of nonrebatable foreign taxes withheld at source of $71,230) ......    $  477,346
Interest income ..................................................................        85,856
                                                                                      ----------
  Total investment income ........................................................       563,202
                                                                                      ----------
Expenses:
 Management fee ..................................................................       162,206
 Bookkeeping fee .................................................................        13,500
 Transfer agent fee ..............................................................         3,750
 Audit fee .......................................................................        10,739
 Printing expense ................................................................         1,678
 Trustees' expense ...............................................................         1,834
 Custodian fee ...................................................................        22,611
 Legal fee .......................................................................         1,517
 Amortization of organization expense ............................................         2,141
 Miscellaneous expense ...........................................................         4,924
                                                                                      ----------
  Total expenses .................................................................       224,900
                                                                                      ----------
Net investment income ............................................................       338,302
Realized and unrealized gains (losses) on investments and foreign currency transactions:
 Net realized losses on investments ..............................................      (920,521)
 Net realized losses on foreign currency transactions ............................       (22,914)
 Unrealized appreciation on investments and foreign currency transactions ........     4,751,563
                                                                                      ----------
Net increase in net assets resulting from operations .............................    $4,146,430
                                                                                      ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series
--------------------------------------------------------------------------------

                                                                                      (Unaudited)
                                                                                       Six Months        Year Ended
                                                                                         Ended          December 31,
                                                                                     June 30, 1998          1997
                                                                                    ---------------   ---------------
Operations:
 Net investment income ..........................................................    $    338,302      $     247,637
 Net realized gains (losses) on investments .....................................        (920,521)         1,240,608
 Net realized losses on foreign currency transactions ...........................         (22,914)           (60,375)
 Change in unrealized appreciation (depreciation) on investments and foreign
 currency transactions ..........................................................       4,751,563         (2,415,992)
                                                                                     ------------      -------------
 Net increase (decrease) in net assets resulting from operations ................       4,146,430           (988,122)
                                                                                     ------------      -------------
Distributions declared from:
 Net investment income ..........................................................              --           (247,637)
 In excess of net investment income .............................................              --           (352,525)
 Net realized gains .............................................................              --         (1,215,847)
                                                                                     ------------      -------------
 Total distributions ............................................................              --         (1,816,009)
                                                                                     ------------      -------------
Fund share transactions:
 Proceeds from fund shares sold .................................................      14,639,616         20,868,051
 Cost of fund shares repurchased ................................................      (4,739,656)       (15,873,163)
 Distributions reinvested .......................................................              --          1,816,009
                                                                                     ------------      -------------
Net increase in net assets resulting from fund share transactions ...............       9,899,960          6,810,897
                                                                                     ------------      -------------
Total increase in net assets ....................................................      14,046,390          4,006,766
Net assets:
 Beginning of period ............................................................      30,599,813         26,593,047
                                                                                     ------------      -------------
 End of period ..................................................................    $ 44,646,203      $  30,599,813
                                                                                     ------------      -------------
Accumulated undistributed (overdistributed) net investment income included in
 ending net assets ..............................................................    $    139,806      $    (171,584)
                                                                                     ============      =============
Analysis of changes in shares of beneficial interest:
 Shares sold ....................................................................       7,260,141         10,248,160
 Shares redeemed ................................................................      (2,595,792)        (7,607,101)
 Distributions reinvested .......................................................              --            987,446
                                                                                     ------------      -------------
Net increase ....................................................................       4,664,349          3,628,505
                                                                                     ============      =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series
--------------------------------------------------------------------------------

                                                                   (Unaudited)
                                                                   Six Months
                                                                      Ended
                                                                    June 30,
                                                                  ------------
                                                                      1998
                                                                  ------------
Per share operating performance:
Net asset value, beginning of period .........................     $ 1.78
                                                                   ------
Net investment income (a) ....................................       0.02
Net realized and unrealized gains (losses) on
 investments and foreign currency transactions ...............       0.24
                                                                   ------
Total from investment operations .............................       0.26
                                                                   ------
Less distributions from:
 Dividends from net investment income ........................          --
 In excess of net investment income ..........................          --
 Dividends from net realized gains ...........................          --
                                                                   -------
 Total distributions .........................................          --
                                                                   -------
Net asset value, end of period ...............................     $ 2.04
                                                                   =======
Total return:
 Total investment return (b) .................................       14.61%**
Ratios/supplemental data:
Net assets, end of period (000) ..............................     $44,646
Ratio of net expenses to average net assets ..................        1.23%*(c)
Ratio of net investment income to average net assets .........        1.86%*(c)
Portfolio turnover ratio .....................................          10%**

                                                                                                                       Period
                                                                                                                        Ended
                                                                            Year Ended December 31,                 December 31,
                                                                 ------------------------------------------------ --------------
                                                                     1997             1996             1995            1994***
                                                                 -------------- ---------------- ---------------- --------------
Per share operating performance:
Net asset value, beginning of period .........................    $  1.96           $  1.97           $  1.88          $  2.00
                                                                  -------           -------           -------          -------
Net investment income (a) ....................................       0.02              0.02              0.01               --
Net realized and unrealized gains (losses) on
 investments and foreign currency transactions ...............      (0.08)             0.09              0.10             (0.12)
                                                                  -------           -------           -------          --------
Total from investment operations .............................      (0.06)             0.11              0.11             (0.12)
                                                                  -------           -------           -------          --------
Less distributions from:
 Dividends from net investment income ........................      (0.02)               --             (0.02)              --
 In excess of net investment income ..........................      (0.02)               --                --               --
 Dividends from net realized gains ...........................      (0.08)            (0.12)               --               --
                                                                  -------           -------           -------          -------
 Total distributions .........................................      (0.12)            (0.12)            (0.02)              --
                                                                  -------           -------           -------          -------
Net asset value, end of period ...............................    $  1.78           $  1.96           $  1.97          $  1.88
                                                                  =======           =======           =======          =======
Total return:
 Total investment return (b) .................................      (3.27)%            5.61%             5.85%           (6.00)%**
Ratios/supplemental data:
Net assets, end of period (000) ..............................    $30,600           $26,593           $22,764          $19,146
Ratio of net expenses to average net assets ..................       1.34%(c)          1.40%(c)          1.40%(c)         1.74%*
Ratio of net investment income to average net assets .........       0.82%(c)          0.84%(c)          0.75%(c)         0.13%*
Portfolio turnover ratio .....................................         28%              115%               40%              31%**

  * Annualized
 ** Not Annualized
*** For the period from the commencement of operations May 2, 1994 to December
    31, 1994.
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable Series / June 30, 1998
--------------------------------------------------------------------------------

                                              Par            Value
                                          ---------       -----------
BONDS & NOTES--90.9%
CORPORATE FIXED-INCOME BONDS & NOTES--39.3%
Construction--1.2%
Building Construction
Falcon Building Products, Inc.,
   stepped coupon (10.500%
   06/15/02) (a) 06/15/07 .............   $ 500,000       $   332,500
Nortek, Inc., 9.875% 03/01/04 .........     500,000           512,500
USG Corp., 9.250% 09/15/01 ............     250,000           268,873
                                                          -----------
                                                            1,113,873
                                                          -----------
Manufacturing--15.5%
Chemicals & Allied Products--2.0%
Agricultural Minerals Co., L.P.,
   10.750% 09/30/03 ...................     200,000           213,750
LaRoche Industries, Inc., 9.500%
   09/15/07 ...........................     500,000           485,000
Sterling Chemicals, Inc., 11.250%
   04/01/07 ...........................     600,000           594,000
Trans-Resources, 10.750% 03/15/08 .....     500,000           516,250
                                                          -----------
                                                            1,809,000
                                                          -----------
Fabricated Metal--1.5%
Euramax International, PLC.,
   11.250% 10/01/06 (b) ...............     250,000           270,000
Renco Metals, Inc., 11.500%
   07/01/03 ...........................     500,000           535,000
U.S. Can Corp., 10.125% 10/15/06 ......     500,000           518,750
                                                          -----------
                                                            1,323,750
                                                          -----------
Lumber & Wood Products--0.3%
Triangle Pacific Corp., 10.500%
   08/01/03 ...........................     250,000           260,000
                                                          -----------
Machinery & Computer Equipment--1.4%
IMO Industries, Inc., 11.750%
   05/01/06 ...........................     500,000           562,500
Numatics, Inc., 9.625% 04/01/08 (c)         650,000           656,500
                                                          -----------
                                                            1,219,000
                                                          -----------
Miscellaneous Manufacturing--1.2%
AEI Holding Co., 10.000%
   11/15/07 (c) .......................     500,000           498,750
JTM Industries, Inc., 10.000%
   04/15/08 ...........................     580,000           588,700
                                                          -----------
                                                            1,087,450
                                                          -----------
Paper Products--1.9%
Repap New Brunswick, Inc.,
   10.625% 04/15/05 ...................     670,000           676,700
Riverwood International Corp.,
   10.625% 08/01/07 ...................     500,000           520,000
Stone Container Corp., 10.750%
   10/01/02 ...........................     500,000           530,625
                                                          -----------
                                                            1,727,325
                                                          -----------

                                             Par              Value
                                             ---              -----
Primary Metal--4.1%
Algoma Steel, Inc., 12.375%
   07/15/05 ...........................   $ 500,000       $   560,000
Bayou Steel Corp., 9.500%
   05/15/08 ...........................     500,000           495,000
Kaiser Aluminum & Chemical
   Corp., 10.875% 10/15/06 ............   1,000,000         1,080,000
Keystone Consolidated Industries,
   Inc., 9.625% 08/01/07 ..............     500,000           513,125
WCI Steel, Inc., 10.000% 12/01/04 .....     500,000           515,000
WHX Corp., 10.500% 04/15/05 ...........     500,000           507,500
                                                          -----------
                                                            3,670,625
                                                          -----------
Printing & Publishing--1.2%
American Lawyer Media, Inc.,
   9.750% 12/15/07 (c) ................     500,000           518,750
Hollinger International Publishing,
   Inc., 9.250% 03/15/07 ..............     500,000           522,500
                                                          -----------
                                                            1,041,250
                                                          -----------
Transportation Equipment--1.9%
Collins & Aikman Products Co.,
   11.500% 04/15/06 ...................     500,000           556,875
Johnstown America Industries,
   Inc., 11.750% 08/15/05 .............     500,000           553,750
LDM Technologies, Inc., 10.750%
   01/15/07 ...........................     600,000           624,000
                                                          -----------
                                                            1,734,625
                                                          -----------
Mining & Energy--1.7%
Crude Petroleum & Natural Gas--0.3%
Ferrellgas Finance Corp., L.P.,
   10.000% 08/01/01 ...................     250,000           261,250
                                                          -----------
Oil & Gas Extraction--1.4%
Magnum Hunter Resources, Inc.
   10.000% 06/01/07 ...................   1,000,000         1,025,000
Nuevo Energy Co., 9.500%
   04/15/06 ...........................     250,000           260,000
                                                          -----------
                                                            1,285,000
                                                          -----------
Retail Trade--1.0%
Food Stores
Pathmark Stores, Inc., 9.625%
   05/01/03 ...........................     500,000           506,250
stepped coupon, (10.750%
   11/01/99) (a) 11/01/03 .............     500,000           421,250
                                                          -----------
                                                              927,500
                                                          -----------
Services--3.5%
Amusement & Recreation--0.6%
Regal Cinemas, 9.500%
   06/01/08 (c) .......................     500,000           505,000
                                                          -----------
Business Services--0.6%
UNISYS Corp., 11.750% 10/15/04 ........     500,000           576,875
                                                          -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable Series / June 30, 1998
--------------------------------------------------------------------------------


                                              Par            Value
                                          ---------       -----------
Hotels, Camps & Lodging--1.6%
Eldorado Resorts, LLC, 10.500%
   08/15/06 ...........................   $ 500,000       $   552,500
HMH Properties, Inc., 9.500%
   05/15/05 ...........................     250,000           272,500
Horseshoe Gaming, LLC, 9.375%
   06/15/07 ...........................     600,000           639,000
                                                          -----------
                                                            1,464,000
                                                          -----------
Other Services--0.7%
Borg-Warner Security Corp.,
   9.625% 03/15/07 ....................     600,000           672,000
                                                          -----------
Transportation, Communication,
   Electric, Gas & Sanitary Services--15.9%
Air Transportation--1.0%
U.S. Air, Inc., Pass Through
   Certificates, 10.375% 03/01/13 .....     500,000           566,250
United Airlines, Inc., 9.200%
   03/22/08 ...........................     258,567           295,868
                                                          -----------
                                                              862,118
                                                          -----------
Broadcasting--2.2%
Allbritton Communications Co.,
   9.750% 11/30/07 ....................     500,000           550,000
Fox Family Worldwide, Inc.,
   stepped coupon, (10.250%
   11/01/02) (a) 11/01/07 .............     500,000           325,000
NWCG Holding Corp., (d)
   06/15/99 ...........................     425,000           400,461
Young Broadcasting Corp.,
   11.750% 11/15/04 ...................     650,000           715,000
                                                          -----------
                                                            1,990,461
                                                          -----------
Cable--3.1%
Comcast UK Cable Partners Ltd.,
   stepped coupon, (11.200%
   11/15/00) (a) 11/15/07 .............     500,000           417,500
Diamond Cable Co., stepped
   coupon, (10.750% 02/15/02) (a)
   02/15/07 (b) .......................     500,000           367,500
Echostar Communications Corp.,
   stepped coupon, (12.875%
   06/01/99) (a) 06/01/04 .............     500,000           486,875
Marcus Cable Co., L.P., stepped
   coupon, (14.250% 06/15/00) (a)
   12/15/05 ...........................     600,000           558,000
Northland Cable, 10.250%
   11/15/07 ...........................     500,000           535,000
Telewest Communication PLC,
   stepped coupon, (11.000%
   10/01/00) (a) 10/01/07 (b) .........     500,000           412,500
                                                          -----------
                                                            2,777,375
                                                          -----------
Electric Services--0.2%
                                             Par              Value
                                            -----            -------
California Energy Co., Inc., 9.500%
   09/15/06 ...........................   $ 150,000       $   161,813
                                                          -----------
Gas Services--0.5%
California Energy Co., Inc., 9.875%
   06/30/03 ...........................     400,000           433,000
                                                          -----------
Pipelines--0.4%
Falcon Holding Group L.P.,
   stepped coupon, (9.285%
   04/15/03) (a) 04/15/10 (c) .........     500,000           317,500
                                                          -----------
Sanitary Services--0.6%
Allied Waste North America, Inc.,
   10.250% 12/01/06 ...................     500,000           548,125
                                                          -----------
Telecommunication--7.9%
Adelphia Communications Corp.,
   9.875% 03/01/07 ....................     500,000           541,250
Clearnet Communications, Inc.,
   stepped coupon, (14.750%
   12/15/00) (a) 12/15/05 (e) .........     500,000           420,000
Comcast Cellular Communications,
   Inc., 9.500% 05/01/07 ..............     500,000           522,500
GST USA, Inc., stepped coupon,
   (13.875% 12/15/00) (a) 12/15/05          500,000           407,500
Hyperion Telecommunications,
   Inc., stepped coupon, (13.000%
   04/15/01) (a) 04/15/03 (c) .........     500,000           372,500
ICG Holding, Inc., stepped
   coupon, (13.500% 09/15/00) (a)
   09/15/05 ...........................     500,000           424,375
Intermedia Communications, Inc.,
   stepped coupon, (11.250%
   07/15/02) (a) 07/15/07 .............     500,000           365,000
McLeodUSA, Inc., 8.375% 03/15/08 ......     500,000           498,750
Metrocall, Inc., 10.375% 10/01/07 .....     500,000           515,000
Nextel Communications, Inc.,
   stepped coupon, (9.750%
   10/31/02) (a) 10/31/07 .............     500,000           325,000
Nextlink Communications, Inc.,
   stepped coupon, (9.450%
   04/15/03) (a) 04/15/08 (c) .........     500,000           306,250
Orion Network Systems, Inc.,
   stepped coupon, (12.500%
   01/15/02) (a) 01/15/07 .............     500,000           381,250
Price Communications Wire,
   9.125% 12/15/06 (c) ................     500,000           500,000
Sprint Spectrum, L.P., stepped
   coupon, (12.500% 08/15/01) (a)
   08/15/06 ...........................     850,000           735,250
Teleport Communications Group,
   Inc., stepped coupon, (11.125%
   07/01/98) (a) 07/01/07 .............   1,000,000           858,750
                                                          -----------
                                                            7,173,375
                                                          -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable Series / June 30, 1998
--------------------------------------------------------------------------------


                                              Par            Value
                                          ---------       -----------
Wholesale Trade--0.5%
Nondurable Goods
AmeriServ Food Co., 10.125%
   07/15/07 ...........................   $ 500,000       $   514,375
                                                          -----------
Total Corporate Fixed-Income
   Bonds & Notes
   (cost of $34,740,167) ................................  35,456,665
                                                          -----------
U.S. Government & Agency Obligations--26.9%
U.S. Treasury Bonds:
 8.750% 05/15/17 ......................   5,496,000         7,401,573
 11.625% 11/15/04 .....................   4,294,000         5,678,128
                                                          -----------
                                                           13,079,701
                                                          -----------
U.S. Treasury Notes, 11.875%
   11/15/03 (f) .......................   8,689,000        11,197,949
                                                          -----------
Total U.S. Government & Agency Obligations
   (cost of $23,486,099) ................................  24,277,650
                                                          -----------


                                   Country
                                   Abbrev.                    Value
                                  ---------                 ---------
Foreign Government & Agency Obligations--24.3%
Argentina Global Bonds,
   11.375% 01/30/17 (g) .........               780,000       828,750
Government of Sweden,
   10.250% 05/05/03 .............     SK     13,500,000     2,094,770
Hellenic Republic:
 8.600% 03/26/08 ................     GD    246,000,000       849,793
 8.900% 03/21/04 ................     GD    306,000,000     1,016,886
Kingdom of Denmark,
   8.000% 03/15/06 ..............     DK      4,900,000       850,578
Mexican Global Bonds:
 9.750% 02/06/01 (h) ............               545,000       567,481
 11.375% 09/15/16 (h) ...........             1,210,000     1,346,125
Poland Non-U.S. Global
   Registered Bond, 6.688%
   10/27/24 (i) .................               638,000       626,436
Republic of Argentina,
   11.250% 04/10/06 (j) .........     DM        975,000       612,071
Republic of Brazil, 10.125%
   05/15/27 (k) .................             1,700,000     1,464,125
Republic of Poland (Brady),
   Past Due Interest, stepped
   coupon, (5.00% 10/27/98)
   4.000% 10/27/14 (l) ..........             1,327,000     1,197,618
Russian Ministry of
   Finance:
 9.375% 03/31/05 (c)(m) .........     DM      1,440,000       649,115
 10.000% 06/26/07 ...............               790,000       602,375

                                                   Country
                                                   Abbrev.     Par         Value
                                                  --------- ----------   ---------
Treasury Corp. Victoria:
 10.250% 11/15/06 .........................           A$   $2,280,000   $1,827,125
 12.500% 10/15/03 .........................           A$      771,000      626,340
United Kingdom Treasury:
 9.000% 08/06/12 ..........................           UK      620,000    1,349,417
 9.500% 04/18/05 ..........................           UK      860,000    1,698,657
 10.000% 09/08/03 .........................           UK    1,115,000    2,156,422
United Mexican States,
   10.375% 01/29/03 (n) ...................           DM      720,000      444,027
Western Australia
   Treasury Corp., 8.000%
   10/15/07 ...............................           A$    1,592,000    1,136,075
                                                                        ----------
Foreign Government & Agency Obligations
 (cost of $22,408,043) ..............................................   21,944,186
                                                                        ----------
Corporate Convertible Bonds--0.3%
Mining & Energy
Oil & Gas Extraction
HS Resources, Inc.,
   (cost of $281,406) 9.250%
   11/15/06 .............................................     275,000      277,750
                                                                        ----------
Non-Agency Mortgage Backed Securities--0.1%
MDC Mortgage Funding Corp.,
   CMO, (cost of $115,426)
   8.85% 03/20/18 ......................................      111,471      112,481
                                                                        ----------
Total Bonds & Notes
   (cost of $81,031,141) ............................................   82,068,732
                                                                        ----------
PREFERRED STOCKS--2.0%
Transportation, Communication, Electric,
   Gas & Sanitary Services
Cable
CSC Holdings Ltd.:
 11.125% Series PIK ....................................        1,585      182,656
 11.750% Series PIK ....................................        3,708      433,813
                                                                        ----------
                                                                           616,469
                                                                        ----------
Time Warner, Inc., 10.25%
   Preferred, Series M .................................        1,064    1,182,370
                                                                        ----------
Total Preferred Stocks
   (cost of $1,800,120) .............................................    1,798,839
                                                                        ----------
Total Investments--92.9%
   (cost of $82,831,261) (o) ........................................   83,867,571
                                                                        ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable Series / June 30, 1998
--------------------------------------------------------------------------------


                                        Par              Value
                                    ----------      ------------
SHORT-TERM OBLIGATIONS--8.2%
Repurchase agreement with ABN
   AMRO Chicago Corp., dated
   6/30/98, due 7/01/98 at
   6.100%, collateralized by U.S.
   Treasury notes & bill with
   various maturities to 2027,
   market value $7,563,359
   (repurchase proceeds
   $7,404,254) ..................   $7,403,000       $ 7,403,000
                                                     -----------
Foreign Currency Contracts--0.0% (p) ..........          (41,822)
Other Assets & Liabilities--(1.1)% ............         (968,636)
                                                     -----------
Net Assets--100.0% ............................      $90,260,113
                                                     ===========

Notes to Investment Portfolio:
(a) Currently zero coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(b) This is a British security. Par amount is stated in U.S. dollars.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, the value of these securities amounted to $4,324,365 or 4.8% of net assets.
(d) Zero coupon bond.
(e) This is a Canadian security. Par amount is stated in U.S. dollars.
(f) This security, or a portion thereof, with a total market value of $10,324,960 is being used to collateralize the forward currency contracts shown below.
(g) This is an Argentinean security. Par amount is stated in U.S. dollars.
(h) This is a Mexican security. Par amount is stated in U.S. dollars.
(i) This is a Polish security. Par amount is stated in U.S. dollars. Interest rate shown is a floating rate coupon which changes every six months.
(j) This is an Argentinean security. Par amount is stated in German
    Deutschemarks.
(k) This is a Brazilian security. Par amount is stated in U.S. dollars.
(l) This is a Polish security. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(m) This is a Russian security. Par amount is stated in German Deutschemarks.
(n) This is a Mexican security. Par amount is stated in German Deutschemarks.
(o) Cost for federal income tax purposes is $82,858,451. Gross unrealized appreciation (depreciation) at June 30, 1998 is as follows:

        Gross unrealized appreciation     $  2,826,852
        Gross unrealized depreciation     $ (1,817,732)
                                          ------------
        Net unrealized appreciation       $  1,009,120
                                          ============

(p) As of June 30, 1998, the Fund had entered into the following forward currency exchange contracts:


                                                            Appreciation
     Contracts                               Settlement    (Depreciation)
     to Deliver         In Exchange For         Date          (U.S. $)
-------------------   -------------------   ------------  ---------------
  UK      2,391,000   US$       3,995,606   07/23/1998       $  13,156
  AD      5,857,000   US$       3,606,035   08/04/1998         (23,431)
  DK      3,510,000   US$         503,226   07/14/1998          (6,663)
  US$       517,666   DK        3,510,000   07/14/1998          (7,778)
  SK      8,212,000   US$       1,031,247   07/09/1998           4,047
  US$     1,031,247   SK        3,800,000   07/09/1998         (21,153)
                                                             ---------
                                                             $ (41,822)
                                                             =========

                       Summary of Securities by Currency


                                       Currency         Value        % of Total
                                      ----------   --------------   -----------
  United States ...................                 $60,453,385         72.1%
  United Kingdom ..................      UK           6,254,496          7.5
  Australia .......................      A$           3,589,540          4.3
  Mexico ..........................                   2,357,633          2.8
  Sweden ..........................      SK           2,094,770          2.5
  Greece ..........................      GD           1,866,679          2.2
  Poland ..........................                   1,824,054          2.2
  Argentina .......................                   1,440,821          1.7
  Brazil ..........................                   1,464,125          1.7
  Russia ..........................                   1,251,490          1.5
  Denmark .........................      DK             850,578          1.0
  Canada ..........................                     420,000          0.5
                                                    -----------        -----
                                                    $83,867,571        100.0%
                                                    -----------        -----

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

  Acronym           Name
-----------   ----------------
  PIK         Payment-In-Kind
  DM          Deutschemarks


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable Series / June 30, 1998
--------------------------------------------------------------------------------


Assets:
Investments, at market value (Identified cost $82,831,261) .........................     $ 83,867,571
Short-term obligations .............................................................        7,403,000
Cash ...............................................................................        1,052,702
Dividends and interest receivable ..................................................        1,343,380
Receivable for fund shares sold ....................................................          391,280
Receivable for investments sold ....................................................            2,015
Expense reimbursement due from Adviser .............................................            5,217
Unamortized organization expenses ..................................................            4,018
Other assets .......................................................................            2,987
                                                                                         ------------
  Total assets .....................................................................       94,072,170
                                                                                         ------------
Liabilities:
Payable for investments purchased ..................................................        3,691,350
Unrealized depreciation on forward currency exchange contracts .....................           41,822
Payable for fund shares repurchased ................................................            7,578
Management fee payable .............................................................           47,187
Bookkeeping fee payable ............................................................            3,370
Transfer agent fee payable .........................................................              625
Accrued expenses payable ...........................................................           20,125
                                                                                         ------------
  Total liabilities ................................................................        3,812,057
                                                                                         ------------
Net assets .........................................................................     $ 90,260,113
                                                                                         ============
Net assets represented by:
 Paid-in capital ...................................................................     $ 85,833,190
 Accumulated undistributed net investment income ...................................        3,214,368
 Accumulated net realized gains on investments and foreign currency transactions ...          217,069
 Net unrealized appreciation on investments and foreign currency transactions ......          995,486
                                                                                         ------------
Total net assets applicable to outstanding shares of beneficial interest ...........     $ 90,260,113
                                                                                         ============
Shares of beneficial interest outstanding ..........................................        7,811,104
                                                                                         ============
Net asset value per share ..........................................................     $      11.56
                                                                                         ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months ended June 30, 1998
--------------------------------------------------------------------------------

Investment income:
Interest income ...............................................................    $3,381,171
Dividends .....................................................................        88,505
                                                                                   ----------
  Total investment income .....................................................     3,469,676
                                                                                   ----------
Expenses:
 Management fee ...............................................................       261,694
 Bookkeeping fee ..............................................................        18,975
 Transfer agent fee ...........................................................         3,750
 Audit fee ....................................................................        10,852
 Printing expense .............................................................         4,425
 Trustees' expense ............................................................         3,608
 Custodian fee ................................................................         8,216
 Legal fee ....................................................................         3,021
 Amortization of organization expense .........................................         1,969
 Miscellaneous expense ........................................................         3,255
                                                                                   ----------
  Total expenses ..............................................................       319,765
                                                                                   ----------
Net investment income .........................................................     3,149,911
Realized and unrealized gains on investments and foreign currency transactions:
 Net realized gains on investments ............................................       115,102
 Net realized gains on foreign currency transactions ..........................       267,977
 Unrealized appreciation on investments and foreign currency transactions .....      (719,733)
                                                                                   ----------
Net increase in net assets resulting from operations ..........................    $2,813,257
                                                                                   ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable
Series
--------------------------------------------------------------------------------


                                                                                      (Unaudited)
                                                                                       Six Months        Year Ended
                                                                                         Ended          December 31,
                                                                                     June 30, 1998          1997
                                                                                    ---------------   ---------------
Operations:
 Net investment income ..........................................................    $  3,149,911      $   4,834,642
 Net realized gains (losses) on investments .....................................         115,102           (557,481)
 Net realized gains on foreign currency transactions ............................         267,977          1,104,281
 Change in unrealized appreciation on investments and foreign currency
  transactions ..................................................................        (719,733)           101,719
                                                                                     ------------      -------------
 Net increase in net assets resulting from operations ...........................       2,813,257          5,483,161
                                                                                     ------------      -------------
Distributions declared from:
 Net investment income ..........................................................              --         (4,834,643)
 In excess of net investment income .............................................              --           (296,671)
 Net realized gains on investments ..............................................              --           (328,008)
 In excess of net realized gains ................................................              --             (7,971)
                                                                                     ------------      -------------
  Total distributions ...........................................................              --         (5,467,293)
                                                                                     ------------      -------------
Fund share transactions:
 Proceeds from fund shares sold .................................................      18,999,701         29,075,205
 Cost of fund shares repurchased ................................................      (4,727,862)       (14,776,284)
 Distributions reinvested .......................................................                          5,467,293
                                                                                                       -------------
Net increase in net assets resulting from fund share transactions ...............      14,271,839         19,766,214
                                                                                     ------------      -------------
Total increase in net assets ....................................................      17,085,096         19,782,082
Net assets:
 Beginning of period ............................................................      73,175,017         53,392,935
                                                                                     ------------      -------------
 End of period ..................................................................    $ 90,260,113      $  73,175,017
                                                                                     ============      =============
Accumulated undistributed (overdistributed) net investment income included in
 ending net assets ..............................................................    $  3,214,368      $     (23,401)
                                                                                     ============      =============
Analysis of changes in shares of beneficial interest:
 Shares sold ....................................................................       1,659,428          2,534,934
 Shares redeemed ................................................................        (413,330)        (1,299,060)
 Distributions reinvested .......................................................              --            490,780
                                                                                     ------------      -------------
Net increase ....................................................................       1,246,098          1,726,654
                                                                                     ============      =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable
Series
--------------------------------------------------------------------------------


                                                           (Unaudited)
                                                           Six Months
                                                              Ended
                                                            June 30,
                                                         --------------
                                                              1998
                                                         --------------
Per share operating performance:
Net asset value, beginning of period ...................   $  11.15
                                                           --------
Net investment income (a) ..............................       0.44
Net realized and unrealized gains (losses) on
 investments and foreign currency transactions .........      (0.03)
                                                           ---------
Total from investment operations .......................       0.41
                                                           ---------
Less distributions from:
 Dividends from net investment income ..................         --
 In excess of net investment income ....................         --
 Dividends from net realized gains .....................         --
 In excess of net realized gains .......................         --
                                                           ---------
Total distributions ....................................         --
                                                           ---------
Net asset value, end of period .........................   $  11.56
                                                           =========
Total return:
Total investment return (b)(c) .........................       3.68%**
Ratios/supplemental data:
Net assets, end of period (000) ........................   $ 90,260
Ratio of net expenses to average net assets ............       0.79%*
Ratio of net investment income to average net assets
 (c) ...................................................       7.75%*
Portfolio turnover ratio ...............................         23%**

                                                                               Year Ended December 31,
                                                         --------------------------------------------------------------------
                                                                  1997                   1996                   1995
                                                         ---------------------- ---------------------- ----------------------
Per share operating performance:
Net asset value, beginning of period ...................     $     11.04            $     10.99            $      9.79
                                                             -----------            -----------            -----------
Net investment income (a) ..............................            0.90                   0.92                   0.55
Net realized and unrealized gains (losses) on
 investments and foreign currency transactions .........            0.11                   0.16                   1.24
                                                             -----------            -----------            -----------
Total from investment operations .......................            1.01                   1.08                   1.79
                                                             -----------            -----------            -----------
Less distributions from:
 Dividends from net investment income ..................           (0.79)                 (0.96)                 (0.56)
 In excess of net investment income ....................           (0.05)                    --                     --
 Dividends from net realized gains .....................           (0.05)                 (0.07)                 (0.03)
 In excess of net realized gains .......................           (0.01)                    --                     --
                                                             -----------            -----------            -----------
Total distributions ....................................           (0.90)                 (1.03)                 (0.59)
                                                             -----------            -----------            -----------
Net asset value, end of period .........................     $     11.15            $     11.04            $     10.99
                                                             ===========            ===========            ===========
Total return:
Total investment return (b)(c) .........................            9.11%                  9.83%                 18.30%
Ratios/supplemental data:
Net assets, end of period (000) ........................     $    73,175            $    53,393            $    48,334
Ratio of net expenses to average net assets ............            0.80%(d)(e)            0.80%(d)(e)            0.84%(d)(e)
Ratio of net investment income to average net assets
 (c) ...................................................            7.86%(e)               8.13%(e)               8.08%(e)
Portfolio turnover ratio ...............................              94%                   114%                   281%

                                                                 Period
                                                                 Ended
                                                              December 31,
                                                         ---------------------
                                                                1994***
                                                         ---------------------
Per share operating performance:
Net asset value, beginning of period ...................     $    10.00
                                                             ----------
Net investment income (a) ..............................           0.30
Net realized and unrealized gains (losses) on
 investments and foreign currency transactions .........          (0.19)
                                                             -----------
Total from investment operations .......................           0.11
                                                             -----------
Less distributions from:
 Dividends from net investment income ..................          (0.31)
 In excess of net investment income ....................             --
 Dividends from net realized gains .....................          (0.01)
 In excess of net realized gains .......................             --
                                                             -----------
Total distributions ....................................           (0.32)
                                                             -----------
Net asset value, end of period .........................     $     9.79
                                                             ===========
Total return:
Total investment return (b)(c) .........................           1.10%**
Ratios/supplemental data:
Net assets, end of period (000) ........................     $   13,342
Ratio of net expenses to average net assets ............           1.00%(d)*
Ratio of net investment income to average net assets
 (c) ...................................................           7.33%*
Portfolio turnover ratio ...............................             94%**

*   Annualized
**  Not Annualized
*** For the period from the commencement of operations July 5, 1994 to December
    31, 1994.
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Computed giving effect to Manager's expense limitation undertaking.
(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, these ratios would have been 0.82%, 0.86%, 0.94% and 1.60% (annualized), respectively.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited)
Liberty Variable Investment Trust Colonial U.S. Stock Fund, Variable
Series / June 30, 1998
--------------------------------------------------------------------------------


                                                 Shares            Value
                                               ---------        ----------
COMMON STOCKS--90.9%
Agriculture, Forestry & Fishing--0.4%
Agriculture--Crops
RJR Nabisco Holdings Corp. ...............        22,700        $  539,125
                                                                ----------
Finance, Insurance & Real Estate--22.3%
Depository Institutions--6.1%
BankAmerica Corp. ........................        12,700         1,097,756
Chase Manhattan Corp. ....................        42,500         3,208,750
Citicorp .................................        13,500         2,014,875
Comerica, Inc. ...........................        19,650         1,301,813
Dime Bancorp, Inc. .......................        22,000           658,625
                                                                ----------
                                                                 8,281,819
                                                                ----------
Insurance Carriers--11.4%
Allmerica Financial Corp. ................         9,900           643,500
Allstate Corp. ...........................         6,500           595,156
American International Group, Inc.                 9,800         1,430,800
Conseco, Inc. ............................        28,800         1,346,400
Equitable Companies, Inc. ................         9,700           726,894
ITT Hartford Group, Inc. .................         9,700         1,109,438
Mercury General Corp. ....................        23,800         1,533,613
Old Republic International Corp. .........        46,425         1,360,833
Travelers Group, Inc. ....................        57,799         3,504,064
United Healthcare Corp. ..................        25,600         1,625,600
Wellpoint Health Networks, Inc.,
   Class A ...............................        21,000         1,554,000
                                                                ----------
                                                                15,430,298
                                                                ----------
Nondepository Credit Institutions--2.6%
American Express Co. .....................        18,600         2,120,400
Student Loan Marketing
   Association ...........................        28,750         1,408,750
                                                                ----------
                                                                 3,529,150
                                                                ----------
Security Brokers & Dealers--2.2%
Bear Stearns Companies, Inc. .............        12,100           688,188
Lehman Brothers Holdings, Inc. ...........        16,800         1,303,050
Morgan Stanley Dean Witter
   Discover & Co. ........................        11,000         1,005,125
                                                                ----------
                                                                 2,996,363
                                                                ----------
Manufacturing--39.3%
Apparel--1.3%
VF Corp. .................................        34,200         1,761,300
                                                                ----------
Chemicals & Allied Products--9.4%
American Home Products Corp. .............        24,000         1,242,000
Dow Chemical Co. .........................        13,500         1,305,281
Eli Lilly & Co. ..........................        12,700           839,788
Goodrich (B.F.) Co. ......................        12,000           595,500
Johnson & Johnson ........................         8,200           604,750
Merck & Co., Inc. ........................        18,700         2,501,125
Procter & Gamble Co. .....................         7,600           692,075
Rohm & Haas Company ......................         9,300           966,619

                                                  Shares           Value
                                                  ------          -------
Schering-Plough Corp. ....................        27,600        $2,528,850
Warner-Lambert Co. .......................        22,500         1,560,938
                                                                ----------
                                                                12,836,926
                                                                ----------
Communications Equipment--1.1%
Lucent Technologies, Inc. ................        18,754         1,560,098
                                                                ----------
Electrical Industrial Equipment--2.8%
General Electric Co. .....................        41,300         3,758,300
                                                                ----------
Electronic Components--0.6%
SCI Systems, Inc. (a) ....................        22,700           854,088
                                                                ----------
Fabricated Metal--0.9%
Danaher Corp. ............................        35,000         1,284,063
                                                                ----------
Food & Kindred Products--2.1%
Interstate Bakeries Corp. ................        18,000           597,375
Philip Morris Co., Inc. ..................        57,100         2,248,313
                                                                ----------
                                                                 2,845,688
                                                                ----------
Furniture & Fixtures--1.8%
Herman Miller, Inc. ......................        29,000           705,063
Hillenbrand Industries, Inc. .............        10,000           600,000
Masco Corp. ..............................        19,500         1,179,750
                                                                ----------
                                                                 2,484,813
                                                                ----------
Machinery & Computer Equipment--7.4%
Baker Hughes, Inc. .......................        16,000           553,000
Caterpillar, Inc. ........................        10,000           528,750
Compaq Computer Corp. ....................        40,729         1,155,685
EMC Corp. (a) ............................        51,200         2,294,400
Ingersoll Rand Co. .......................        23,800         1,048,688
Sun Microsystems, Inc. (a) ...............        28,900         1,255,344
Timken Co. ...............................        14,100           434,456
Tyco International Ltd. ..................        35,500         2,236,500
Varco International, Inc. (a) ............        24,000           475,500
                                                                ----------
                                                                 9,982,323
                                                                ----------
Measuring & Analyzing Instruments--1.7%
Honeywell, Inc. ..........................         4,500           376,031
Tektronix, Inc. ..........................        15,400           544,775
Thermo Electron Corp. (a) ................        40,700         1,391,431
                                                                ----------
                                                                 2,312,237
                                                                ----------
Petroleum Refining--5.1%
Ashland Oil, Inc. ........................         9,500           490,438
Atlantic Richfield Co. ...................        15,600         1,218,750
Chevron Corp. ............................         2,600           215,963
Exxon Corp. ..............................        20,200         1,440,513
Mobil Corp. ..............................        16,800         1,287,300
Texaco, Inc. .............................        17,400         1,038,563
USX-Marathon Group .......................        34,600         1,187,213
                                                                ----------
                                                                 6,878,740
                                                                ----------
Primary Metal--0.4%
USX-US Steel Group .......................        15,000           495,000
                                                                ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Colonial U.S. Stock Fund, Variable
Series / June 30, 1998
--------------------------------------------------------------------------------


                                                  Shares            Value
                                                ---------        ----------
Transportation Equipment--4.7%
Chrysler Corp. ...........................          18,000      $ 1,014,750
Dana Corp. ...............................          12,000          642,000
Eaton Corp. ..............................           5,400          419,850
Ford Motor Co. ...........................          13,000          767,000
General Dynamics Corp. ...................          25,600        1,190,400
Textron, Inc. ............................          16,200        1,161,338
United Technologies Corp. ................          12,800        1,184,000
                                                                -----------
                                                                  6,379,338
                                                                -----------
Mining & Energy--1.5%
Nonmetallic, Except Fuels--0.3%
Vulcan Materials Co. .....................           3,900          416,081
                                                                -----------
Oil & Gas Extraction--0.5%
Transocean Offshore, Inc. ................          14,500          645,250
                                                                -----------
Oil & Gas Field Services--0.7%
Schlumberger Ltd. ........................          14,000          956,375
                                                                -----------
Retail Trade--9.6%
Apparel & Accessory Stores--1.8%
TJX Companies, Inc. ......................         102,200        2,465,575
                                                                -----------
Food Stores--2.3%
Albertson's, Inc. ........................          26,200        1,357,488
Safeway, Inc. (a) ........................          43,670        1,776,823
                                                                -----------
                                                                  3,134,311
                                                                -----------
General Merchandise Stores--3.0%
Dayton Hudson Corp. ......................          44,000        2,134,000
Dillard Department Stores, Inc. ..........          16,400          679,575
Federated Department Stores,
   Inc. (a) ..............................          23,000        1,237,688
                                                                -----------
                                                                  4,051,263
                                                                -----------
Home Furnishings & Equipment--0.3%
CompUSA, Inc. (a) ........................          22,100          399,181
                                                                -----------
Miscellaneous Retail--2.2%
CVS Corp. ................................          24,600          957,863
Office Depot, Inc. (a) ...................          65,100        2,054,719
                                                                -----------
                                                                  3,012,582
                                                                -----------
Services--6.8%
Business Services--0.8%
Cendant Corp. ............................          50,765        1,059,710
                                                                -----------
Computer Related Services--1.5%
Autodesk, Inc. ...........................          36,400        1,405,950
Cadence Design Systems, Inc. (a) .........          21,900          684,375
                                                                -----------
                                                                  2,090,325
                                                                -----------
Computer Software--3.9%
Computer Associates International,
   Inc. ..................................          16,500          916,781
Microsoft Corp. (a) ......................          29,500        3,197,063
Oracle Systems Corp. (a) .................          48,000        1,179,000
                                                                -----------
                                                                  5,292,844
                                                                -----------

                                                  Shares           Value
                                                  ------          -------
Health Services--0.6%
HEALTHSOUTH Corp. (a) ....................          32,000      $   870,000
                                                                -----------
Transportation, Communication, Electric,
   Gas & Sanitary Services--10.2%
Air Transportation--1.2%
AMR Corp. (a) ............................           4,000          333,000
Continental Airlines, Inc.,
   Class B (a) ...........................          15,000          913,125
US Airways Group, Inc. (a) ...............           4,500          356,625
                                                                -----------
                                                                  1,602,750
                                                                -----------
Electric, Gas & Sanitary Services--0.4%
Sempra Energy (a) ........................          18,400          511,750
                                                                -----------
Electric Services--2.6%
FPL Group, Inc. ..........................          14,400          907,200
GPU, Inc. ................................          30,200        1,141,938
MarketSpan Corp. .........................          30,448          911,537
NIPSCO Industries, Inc. ..................          20,600          576,800
                                                                -----------
                                                                  3,537,475
                                                                -----------
Motor Freight & Warehousing--0.7%
CNF Transportation .......................          23,000          977,500
                                                                -----------
Telecommunications--5.3%
AT&T Corp. ...............................          13,000          742,625
Ameritech Corp. ..........................          28,700        1,287,913
Bell Atlantic Corp. ......................           7,736          352,955
BellSouth Corp. ..........................           9,000          604,125
MCI Communications Corp. .................          12,000          697,500
SBC Communications, Inc. .................          16,762          670,480
US West Communications Group .............          28,600        1,344,200
WorldCom, Inc. (a) .......................          30,000        1,453,125
                                                                -----------
                                                                  7,152,923
                                                                -----------
Wholesale Trade--0.8%
Nondurable Goods
Bergen Brunswig Corp., Class A ...........          15,500          718,813
Richfood Holdings, Inc. ..................          15,850          327,897
                                                                -----------
                                                                  1,046,710
                                                                -----------
Total Common Stocks
   (cost of $93,555,954) .................................      123,432,274
                                                                -----------
                                                    Par
                                                  -------
CORPORATE FIXED INCOME BONDS & NOTES--2.7%
Depository Institutions--0.4%
Fleet/Norstar Financial Group, Inc.
   8.125% 07/01/04 .......................      $  500,000          547,005
                                                                -----------
Nondepository Credit Institutions--1.1%
Ford Motor Credit Co. 8.000%
   06/15/02 ..............................       1,000,000        1,063,520
Household Finance Co., 8.250%
   02/15/05 ..............................         400,000          439,672
                                                                -----------
                                                                  1,503,192
                                                                -----------


                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Colonial U.S. Stock Fund, Variable
Series / June 30, 1998
--------------------------------------------------------------------------------

                                                Par                 Value
                                            ----------           ------------
Manufacturing--0.8%
Transportation Equipment
General Motors Corp., 9.125%
   07/15/01 .............................   $1,000,000           $  1,084,600
                                                                 ------------
Retail Trade--0.4%
General Merchandise Stores
Wal-Mart Stores, Inc., 8.625%
   04/01/01 .............................      500,000                535,690
                                                                 ------------
Total Corporate Fixed Income
   Bonds & Notes (cost of $3,674,015) .....................         3,670,487
                                                                 ------------
Total Investments--93.6%
   (cost of $97,229,969) (b) ..............................       127,102,761
                                                                 ------------
SHORT-TERM OBLIGATIONS--6.9%
Repurchase agreement with ABN
   AMRO Chicago Corp., dated
   6/30/98, due 7/01/98 at
   6.100%, collateralized by U.S.
   Treasury notes & bill with
   various maturities to 2027,
   market value $9,565,815
   (repurchase proceeds
   $9,364,587)...........................   $9,363,000           $  9,363,000
                                                                 ------------
Other Assets & Liabilities, Net--(0.5)% ...................          (703,800)
                                                                 ------------
Net Assets--100.0% ........................................      $135,761,961
                                                                 ============

Notes to Investment Portfolio:
(a) Non-incoming producing.
(b) Cost for federal income tax purposes is 97,246,064. Gross unrealized appreciation and depreciation at June 30, 1998 is as follows:

        Gross unrealized appreciation     $ 32,043,800
        Gross unrealized depreciation     $ (2,187,103)
                                          ------------
        Net unrealized appreciation       $ 29,856,697
                                          ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
Liberty Variable Investment Trust Colonial U.S. Stock Fund, Variable
Series / June 30, 1998
--------------------------------------------------------------------------------


Assets:
Investments, at market value (Identified cost $97,229,969) ..............     $ 127,102,761
Short-term obligations ..................................................         9,363,000
Cash ....................................................................               755
Receivable for fund shares sold .........................................           629,243
Dividends and interest receivable .......................................           198,541
Unamortized organization expenses .......................................             4,018
Other assets ............................................................               904
                                                                              -------------
  Total assets ..........................................................       137,299,222
                                                                              -------------
Liabilities:
Payable for investments purchased .......................................         1,393,956
Payable for fund shares repurchased .....................................            37,058
Management fee payable ..................................................            85,354
Bookkeeping fee payable .................................................             4,584
Transfer agent fee payable ..............................................               625
Accrued expenses payable ................................................            15,684
                                                                              -------------
  Total liabilities .....................................................         1,537,261
                                                                              -------------
Net assets ..............................................................     $ 135,761,961
                                                                              =============
Net assets represented by:
 Paid-in capital ........................................................     $ 101,197,654
 Accumulated undistributed net investment income ........................           510,508
 Accumulated net realized gains on investments ..........................         4,181,007
 Net unrealized appreciation on investments .............................        29,872,792
                                                                              -------------
Total net assets applicable to outstanding shares of beneficial interest      $ 135,761,961
                                                                              =============
Shares of beneficial interest outstanding ...............................         7,250,828
                                                                              =============
Net asset value per share ...............................................     $       18.72
                                                                              =============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months ended June 30, 1998
--------------------------------------------------------------------------------

Investment income:
Dividends ....................................................    $   741,885
Interest income ..............................................        336,350
                                                                  -----------
  Total investment income ....................................      1,078,235
                                                                  -----------
Expenses:
 Management fee ..............................................        462,311
 Bookkeeping fee .............................................         25,178
 Transfer agent fee ..........................................          3,750
 Audit fee ...................................................          9,215
 Printing expense ............................................          4,328
 Trustees' expense ...........................................          3,328
 Custodian fee ...............................................          2,043
 Legal fee ...................................................          4,712
 Amortization of organization expense ........................          1,969
 Miscellaneous expense .......................................          2,926
                                                                  -----------
  Total expenses .............................................        519,760
                                                                  -----------
Net investment income ........................................        558,475
Realized and unrealized gains on investments:
 Net realized gains on investments ...........................      4,232,373
 Change in unrealized appreciation on investments ............     10,688,072
                                                                  -----------
Net increase in net assets resulting from operations .........    $15,478,920
                                                                  ===========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust Colonial U.S. Stock Fund, Variable Series
--------------------------------------------------------------------------------


                                                                                    (Unaudited)
                                                                                    Six Months         Year Ended
                                                                                       Ended          December 31,
                                                                                   June 30, 1998          1997
                                                                                   ------------      -------------
Operations:
 Net investment income .......................................................     $    558,475      $     932,129
 Net realized gains on investments ...........................................        4,232,373         11,726,262
 Change in unrealized appreciation on investments ............................       10,688,072          8,137,807
                                                                                   ------------      -------------
Net increase in net assets resulting from operations .........................       15,478,920         20,796,198
                                                                                   ------------      -------------
Distributions declared from:
 Net investment income .......................................................               --           (932,130)
 In excess of net investment income ..........................................               --            (47,965)
 Net realized gains ..........................................................               --        (11,726,262)
 In excess of net realized gains .............................................               --            (34,889)
                                                                                   ------------      -------------
Total distributions ..........................................................               --        (12,741,246)
                                                                                   ------------      -------------
Fund share transactions:
 Proceeds from fund shares sold ..............................................       28,399,530         29,081,474
 Cost of fund shares repurchased .............................................       (4,831,630)       (14,017,158)
 Distributions reinvested ....................................................               --         12,741,246
                                                                                   ------------      -------------
Net increase in net assets resulting from fund share transactions ............       23,567,900         27,805,562
                                                                                   ------------      -------------
Total increase in net assets .................................................       39,046,820         35,860,514
Net assets:
 Beginning of period .........................................................       96,715,141         60,854,627
                                                                                   ------------      -------------
 End of period ...............................................................     $135,761,961      $  96,715,141
                                                                                   ============      =============
Accumulated undistributed (overdistributed) net investment income included
 in ending net assets ........................................................     $    510,508      $     (47,967)
                                                                                   ============      =============
Analysis of changes in shares of beneficial interest:
 Shares sold .................................................................        1,586,581          1,713,649
 Shares redeemed .............................................................         (271,710)          (842,285)
 Distributions reinvested ....................................................               --            785,527
                                                                                   ------------      -------------
Net increase .................................................................        1,314,871          1,656,891
                                                                                   ============      =============



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Colonial U.S. Stock Fund, Variable Series
--------------------------------------------------------------------------------


                                                                   (Unaudited)
                                                                   Six Months
                                                                      Ended
                                                                    June 30,
                                                               ------------------
                                                                      1998
                                                               ------------------
Per share operating performance:
Net asset value, beginning of period .........................    $   16.29
                                                                  ---------
Net investment income (a) ....................................         0.09
Net realized and unrealized gains on investments .............         2.34
                                                                  ---------
Total from investment operations .............................         2.43
                                                                  ---------
Less distributions from:
 Dividends from net investment income ........................           --
 In excess of net investment income ..........................           --
 Dividends from net realized gains ...........................           --
 In excess of net realized gains .............................           --
                                                                  ----------
Total distributions ..........................................           --
                                                                  ----------
Net asset value, end of period ...............................    $   18.72
                                                                  ==========
Total return:
 Total investment return (b) .................................        14.92%**
Ratios/supplemental data:
Net assets, end of period (000) ..............................    $ 135,762
Ratio of net expenses to average net assets ..................         0.90%*(e)
Ratio of net investment income to average net assets .........         0.96%*(e)
Portfolio turnover ratio .....................................           21%**

                                                                               Year Ended December 31,
                                                               --------------------------------------------------------
                                                                     1997             1996                1995
                                                               ---------------- ---------------- ----------------------
Per share operating performance:
Net asset value, beginning of period .........................    $   14.22        $   12.36         $     10.27
                                                                  ---------        ---------         -----------
Net investment income (a) ....................................         0.20             0.19                0.21
Net realized and unrealized gains on investments .............         4.37             2.52                2.84
                                                                  ---------        ---------         -----------
Total from investment operations .............................         4.57             2.71                3.05
                                                                  ---------        ---------         -----------
Less distributions from:
 Dividends from net investment income ........................        (0.18)           (0.17)              (0.16)
 In excess of net investment income ..........................        (0.01)              --                  --
 Dividends from net realized gains ...........................        (2.30)           (0.68)              (0.80)
 In excess of net realized gains .............................        (0.01)              --                  --
                                                                  ---------        ---------         -----------
Total distributions ..........................................        (2.50)           (0.85)              (0.96)
                                                                  ---------        ---------         -----------
Net asset value, end of period ...............................    $   16.29        $   14.22         $     12.36
                                                                  =========        =========         ===========
Total return:
 Total investment return (b) .................................        32.23%           21.84%              29.70%(c)
Ratios/supplemental data:
Net assets, end of period (000) ..............................    $  96,715        $  60,855         $    43,017
Ratio of net expenses to average net assets ..................         0.94%(e)         0.95%(e)            1.00%(d)(e)
Ratio of net investment income to average net assets .........         1.19%(e)         1.39%(e)            1.72%(c)(e)
Portfolio turnover ratio .....................................           63%              77%                115%

                                                                      Period
                                                                       Ended
                                                                   December 31,
                                                               --------------------
                                                                      1994***
                                                               --------------------
Per share operating performance:
Net asset value, beginning of period .........................     $    10.00
                                                                   ----------
Net investment income (a) ....................................           0.09
Net realized and unrealized gains on investments .............           0.35
                                                                   ----------
Total from investment operations .............................           0.44
                                                                   ----------
Less distributions from:
 Dividends from net investment income ........................          (0.11)
 In excess of net investment income ..........................             --
 Dividends from net realized gains ...........................          (0.06)
 In excess of net realized gains .............................             --
                                                                   ----------
Total distributions ..........................................          (0.17)
                                                                   ----------
Net asset value, end of period ...............................     $    10.27
                                                                   ==========
Total return:
 Total investment return (b) .................................           4.40%(c)**
Ratios/supplemental data:
Net assets, end of period (000) ..............................     $   15,373
Ratio of net expenses to average net assets ..................           1.00%(d)*
Ratio of net investment income to average net assets .........           2.16%(c)*
Portfolio turnover ratio .....................................             52%**

*   Annualized
**  Not Annualized
*** For the period from the commencement of operations July 5, 1994 to December
    31, 1994.
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Computed giving effect to Manager's expense limitation undertaking.
(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, these ratios would have been 1.07% and 1.64% (annualized), respectively.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited)
Liberty Variable Investment Trust Newport Tiger Fund, Variable
Series / June 30, 1998
--------------------------------------------------------------------------------

                                                Country
                                                Abbrev.     Shares        Value
                                               --------- ------------ -------------
COMMON STOCKS--93.9%
Finance, Insurance & Real Estate--53.7%
Depository Institutions--19.9%
Development Bank of
   Singapore Ltd. ............................     Si       200,200   $1,109,914
HSBC Holdings PLC ............................     HK        48,400    1,172,006
Hang Seng Bank ...............................     HK       133,600      755,348
Oversea-Chinese Banking
   Corp. Ltd .................................     Si       174,200      593,922
Thai Farmers Bank Ltd. .......................     Th       138,000      121,813
                                                                      ----------
                                                                       3,753,003
                                                                      ----------
Holding Companies--15.2%
Cheung Kong Holdings Ltd.                          HK       168,000      826,230
Citic Pacific Ltd. ...........................     HK       298,000      526,991
Hutchison Whampoa Ltd. .......................     HK       195,000    1,029,495
Singapore Technologies
   Engineering Ltd. ..........................     Si       680,000      479,810
                                                                      ----------
                                                                       2,862,526
                                                                      ----------
Insurance Carriers--0.7%
National Mutual Asia Ltd. ....................     HK       200,000      127,791
                                                                      ----------
Investment Companies--0.2%
Taiwan Fund, Inc. ............................     Tw         3,000       40,313
                                                                      ----------
Real Estate--17.7%
Ayala Land, Inc., Class B ....................     Ph       178,500       51,367
China Resources Enterprises
   Ltd. ......................................     HK       302,000      311,863
City Developments Ltd. .......................     Si       246,000      688,479
Filinvest Development Corp.                        Ph       485,000       24,424
New World Development
   Co., Ltd. .................................     HK       287,000      555,699
SM Prime Holdings, Inc. ......................     Ph     2,510,000      397,266
Sun Hung Kai Properties
   Ltd. ......................................     HK       156,000      662,502
Swire Pacific Ltd., Series A .................     HK       173,000      653,188
                                                                      ----------
                                                                       3,344,788
                                                                      ----------
Manufacturing--5.2%
Fabricated Metal--0.3%
Kian Joo Can Factory
   Berhad ....................................     Ma        70,000       64,290
                                                                      ----------
Measuring and Analyzing Instruments--0.4%
China Hong Kong Photo
   Products Holdings Ltd. ....................     HK       460,000       64,722
                                                                      ----------
Printing and Publishing--4.4%
Singapore Press Holdings
   Ltd. ......................................     Si       123,517      827,596
                                                                      ----------
Rubber and Plastic--0.1%
Nylex Malaysia Berhad ........................     Ma        92,000   $   23,125
                                                                      ----------
Retail Trade--1.2%
Apparel & Accessory Stores--0.4%
Giordano International Ltd. ..................     HK       354,000       71,741
                                                                      ----------
Auto Dealers and Gas Stations--0.8%
Cycle & Carriage Ltd. ........................     Si        65,000      158,790
                                                                      ----------
Services--1.5%
Hotels, Camps & Lodging--0.5%
Genting Berhad ...............................     Ma        49,400       89,547
                                                                      ----------
Miscellaneous Repair Services--1.0%
Keppel Land Ltd. .............................     Si       210,000      193,003
                                                                      ----------
Transportation, Communication, Electric, Gas &
   Sanitary Services--25.8%
Electric Services--5.5%
Hong Kong Electric
   Holdings Ltd. .............................     HK       332,000    1,028,527
                                                                      ----------
Gas Services--5.1%
Hong Kong and China Gas
   Co., Ltd. .................................     HK       729,230      828,349
Petronas Gas Berhad ..........................     Ma        73,000      135,855
                                                                      ----------
                                                                         964,204
                                                                      ----------
Telecommunication--12.6%
China Telecom Ltd. (a) .......................     HK       500,000      868,078
Hong Kong
   Telecommunications Ltd. ...................     HK       526,569      997,190
Philippine Long Distance
   Telephone, ADR ............................     Ph        22,500      509,063
                                                                      ----------
                                                                       2,374,331
                                                                      ----------
Transportation Services--2.6%
New World Infrastructure
   Ltd. (a) ..................................     HK       430,000      493,998
                                                                      ----------
Wholesale Trade--6.5%
Durable Goods
Li & Fung Ltd. ...............................     HK       758,000    1,223,054
                                                                      ----------
Total Common Stocks
   (cost of $27,768,476) ............................................ 17,705,349
                                                                      ----------
Warrants (a)-- 0.0%
Transportation, Communication,
   Electric, Gas and Sanitary Services--0.0%
Gas Services
Hong Kong & China Gas
   (cost of $0)...............................     HK        33,147        2,268
                                                                      ----------
Total Investments
   (cost of $27,768,476)(b) ......................................... 17,707,617
                                                                      ----------


                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Newport Tiger Fund, Variable
Series / June 30, 1998
--------------------------------------------------------------------------------


                                          Par            Value
                                      -----------   ---------------
SHORT-TERM OBLIGATIONS--4.5%
Repurchase agreement with ABN
   AMRO Chicago Corp. dated
   6/30/98 due 07/01/98 at
   6.100%, collateralized by U.S.
   Treasury notes & bill with
   various maturities to 2027,
   market value $871,477
   (repurchase proceeds
   $853,145) ......................   $853,000        $   853,000
                                                      -----------
Foreign Currency Contracts (c)--0.0% ..........              (502)
Other Assets and Liabilities, Net--1.6% .......           294,007
                                                      -----------
Net Assets--100.0% ............................       $18,854,122
                                                      ===========


Notes to Investment Portfolio:
(a) Non-income producing.
(b) The cost for federal income tax purposes is identical. Gross unrealized appreciation and depreciation at June 30, 1998 is as follows:


        Gross unrealized appreciation    $   1,251,345
        Gross unrealized depreciation      (11,312,204)
                                         -------------
        Net unrealized depreciation      $ (10,060,859)
                                         =============

(c) As of June 30, 1998, the Fund had entered into the following forward currency exchange contract:

                                               Net Unrealized
  Contracts     In Exchange     Settlement      Depreciation
 to Deliver         For            Date           (U.S.$)
------------   -------------   ------------   ---------------
MR 155,402       US$ 37,058    07/02/1998           502



                       Summary of Securities by Country


                                    Country
Country                             Abbrev.         Value        % of Total
--------------------------------   ---------   --------------   -----------
  Hong Kong ....................       HK       $12,199,040         68.9%
  Singapore ....................       Si         4,051,514         22.9
  Philippines ..................       Ph           982,120          5.5
  Malaysia (MR) ................       Ma           312,817          1.8
  Thailand .....................       Th           121,813          0.7
  Taiwan .......................       Tw            40,313          0.2
                                                -----------        -----
                                                $17,707,617        100.0%
                                                ===========        =====

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.


  Acronym                 Name
-----------   ----------------------------
  ADR         American Depositary Receipt


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
Liberty Variable Investment Trust Newport Tiger Fund, Variable
Series / June 30, 1998
--------------------------------------------------------------------------------


Assets:
Investments, at market value (Identified cost $27,768,476) .......................    $  17,707,617
Short-term obligations ...........................................................          853,000
Cash (including foreign currencies) ..............................................           34,681
Receivable for investments sold ..................................................          156,453
Receivable for fund shares sold ..................................................           81,934
Dividends, tax reclaims and interest receivable ..................................           65,819
                                                                                      -------------
  Total assets ...................................................................       18,899,504
                                                                                      -------------
Liabilities:
Payable for fund shares repurchased ..............................................            3,573
Unrealized depreciation of forward currency contracts ............................              502
Management fee payable ...........................................................           14,003
Bookkeeping fee payable ..........................................................            2,250
Transfer agent fee payable .......................................................              625
Accrued expenses payable .........................................................           24,429
                                                                                      -------------
  Total liabilities ..............................................................           45,382
                                                                                      -------------
Net assets .......................................................................    $  18,854,122
                                                                                      =============
Net assets represented by:
 Paid-in capital .................................................................    $  33,732,627
 Accumulated undistributed net investment income .................................          201,147
 Accumulated net realized losses on investments and foreign currency transactions        (5,013,481)
 Net unrealized depreciation on investments and foreign currency transactions ....      (10,066,171)
                                                                                      -------------
Total net assets applicable to shares of beneficial interest outstanding .........    $  18,854,122
                                                                                      =============
Shares of beneficial interest outstanding ........................................       15,012,753
                                                                                      =============
Net asset value per share ........................................................    $        1.26
                                                                                      =============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 1998
--------------------------------------------------------------------------------

Investment income:
Dividends (net of nonrebatable foreign taxes withheld at source of $20,421)     $    384,028
Interest income ............................................................          30,590
                                                                                ------------
  Total investment income ..................................................         414,618
                                                                                ------------
Expenses:
 Management fee ............................................................         104,894
 Bookkeeping fee ...........................................................          13,500
 Transfer agent fee ........................................................           3,750
 Audit fee .................................................................           9,723
 Printing expense ..........................................................           1,328
 Trustees' expense .........................................................           1,737
 Custodian fee .............................................................          14,865
 Legal expense .............................................................           1,181
 Miscellaneous expense .....................................................           1,780
                                                                                ------------
  Total expenses ...........................................................         152,758
                                                                                ------------
Net investment income ......................................................         261,860
Realized and unrealized gains (losses) on investments and foreign currency transactions:
 Net realized losses on investments ........................................      (1,727,476)
 Net realized gains on foreign currency transactions .......................           1,868
 Unrealized depreciation on investments and foreign currency transactions ..      (5,447,669)
                                                                                ------------
Net decrease in net assets resulting from operations .......................    $ (6,911,417)
                                                                                ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust Newport Tiger Fund, Variable Series
--------------------------------------------------------------------------------


                                                                                    (Unaudited)
                                                                                     Six Months        Year Ended
                                                                                       Ended          December 31,
                                                                                   June 30, 1998          1997
                                                                                  ---------------   ---------------
Operations:
 Net investment income ........................................................    $    261,860      $     385,359
 Net realized losses on investments ...........................................      (1,727,476)        (3,259,158)
 Net realized gains (losses) on foreign currency transactions .................           1,868            (86,529)
 Unrealized depreciation on investments and foreign currency transactions .....      (5,447,669)        (8,619,923)
                                                                                   ------------      -------------
 Net decrease in net assets resulting from operations .........................      (6,911,417)       (11,580,251)
                                                                                   ------------      -------------
Distributions declared from:
 Net investment income ........................................................              --           (312,640)
 In excess of net investment income ...........................................              --            (49,487)
 Net realized gains ...........................................................              --                 --
 In excess of net realized gains ..............................................              --               (749)
                                                                                   ------------      -------------
Total distributions ...........................................................              --           (362,876)
                                                                                   ------------      -------------
Fund share transactions:
 Proceeds from fund shares sold ...............................................       3,877,829         12,286,867
 Cost of fund shares repurchased ..............................................      (3,046,214)       (10,415,067)
 Distributions reinvested .....................................................              --            362,876
                                                                                   ------------      -------------
Net increase in net assets resulting from fund share transactions .............         831,615          2,234,676
                                                                                   ------------      -------------
Total decrease in net assets ..................................................      (6,079,802)        (9,708,451)
Net assets:
 Beginning of period ..........................................................      24,933,924         34,642,375
                                                                                   ------------      -------------
 End of period ................................................................    $ 18,854,122      $  24,933,924
                                                                                   ============      =============
Accumulated undistributed (overdistributed) net investment income included
 in ending net assets .........................................................    $    201,147      $     (62,383)
                                                                                   ============      =============
Analysis of changes in shares of beneficial interest:
 Shares sold ..................................................................       2,408,330          5,307,469
 Shares redeemed ..............................................................      (1,965,483)        (4,695,322)
 Distributions reinvested .....................................................              --            211,357
                                                                                   ------------      -------------
Net increase ..................................................................         442,847            823,504
                                                                                   ============      =============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Newport Tiger Fund, Variable Series
--------------------------------------------------------------------------------


                                                                    (Unaudited)
                                                                     Six Months
                                                                       Ended                                        Period Ended
                                                                      June 30,         Year Ended December 31,      December 31,
                                                                 -----------------   ---------------------------   -------------
                                                                        1998              1997           1996         1995***
                                                                 -----------------   -------------   -----------   -------------
Per share operating performance:
Net asset value, beginning of period .........................        $  1.71          $   2.52        $  2.28         $  2.00
                                                                      -------          --------        -------         ------
Net investment income (a) ....................................           0.02              0.03           0.03            0.01
Net realized and unrealized gains (losses) on
 investments and foreign currency transactions ...............          (0.47)            (0.81)          0.24            0.29
                                                                      ---------        --------        -------         ------
Total from investment operations .............................          (0.45)            (0.78)          0.27            0.30
                                                                      ---------        --------        -------         ------
Less distributions from:
 Dividends from net investment income ........................             --             (0.02)         (0.02)          (0.01)
 In excess of net investment income ..........................             --             (0.01)            --           (0.01)
 Dividends from net realized gains ...........................             --                --          (0.01)             --
 In excess of net realized gains .............................             --                --             --              --
                                                                      ---------        --------        -------         -------
 Total distributions .........................................             --             (0.03)         (0.03)          (0.02)
                                                                      ---------        --------        -------         -------
Net asset value, end of period ...............................        $  1.26          $   1.71        $  2.52         $  2.28
                                                                      =========        ========        =======         =======
Total return:
 Total investment return (b) .................................         (26.32)%**        (31.14)%        11.73%          15.00%**
Ratios/supplemental data:
Net assets, end of period (000) ..............................        $18,854          $ 24,934        $34,642         $18,977
Ratio of net expenses to average net assets (c) ..............           1.30%*            1.25%          1.27%           1.75%*
Ratio of net investment income to average net assets (c) .....           2.23%*            1.14%          1.20%           0.89%*
Portfolio turnover ratio .....................................              2%**             27%             7%             12%**

*   Annualized
**  Not Annualized.
*** For the period from the commencement of operations May 1, 1995 to December
    31, 1995.
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited)
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable
Series / June 30, 1998
--------------------------------------------------------------------------------

                                                                 Market
                                               Shares             Value
                                            -----------        ----------
COMMON STOCKS--95.7%
Aerospace & Defense--1.7%
Boeing Co. ..............................         7,300        $ 325,306
Litton Industries (a) ...................         1,500           88,594
Lockheed Martin Corp. ...................         1,500          158,813
                                                               ---------
                                                                 572,713
                                                               ---------
Autos Tires & Accessories--1.4%
Chrysler Corp. ..........................         3,200          180,400
Ford Motor Corp. ........................         3,600          212,400
Lear Corp. (a) ..........................         1,600           82,100
                                                               ---------
                                                                 474,900
                                                               ---------
Banks--5.5%
ABN AMRO Holding NV ADR .................         3,836           89,906
Ahmanson H. F. & Co. ....................         2,100          148,969
Astoria Financial Corp. .................           500           26,750
Citicorp ................................         1,900          283,575
First Union Corp. .......................         7,600          442,703
Fleet Financial Group, Inc. .............         2,500          208,750
Long Island Bancorp, Inc. ...............           400           24,300
Nations Bank Corp. ......................         1,300           99,450
Norwest Corp. ...........................           700           26,163
The Chase Manhattan Corp. (New)                   3,000          226,500
Washington Mutual, Inc. .................           750           32,578
Wells Fargo & Co. .......................           600          221,400
                                                               ---------
                                                               1,831,044
                                                               ---------
Business Services--1.4%
Catalina Marketing Corp. (a) ............         1,700           88,294
Cintas Corp. ............................         3,500          178,500
Robert Half International, Inc. (a) .....         3,300          184,388
                                                               ---------
                                                                 451,182
                                                               ---------
Chemicals--2.6%
Albemarle Corp. .........................         1,700           37,506
E.I. du Pont de Nemours & Co. ...........         1,500          111,938
Monsanto Co. ............................         5,100          284,964
Praxair, Inc. ...........................         3,700          173,206
Rohm & Haas Co. .........................           800           83,150
Sherwin-Williams Co. ....................         3,800          125,875
Union Carbide Corp. .....................           500           26,688
                                                               ---------
                                                                 843,327
                                                               ---------
Communications Equipment--2.4%
Black Box Corp. (a) .....................          3000           99,563
Cisco Systems, Inc. (a) .................         2,300          211,744
CommScope, Inc. (a) .....................         4,700           76,081
Lucent Technologies, Inc. ...............         2,400          199,650
Nokia Corp. ADR .........................         3,000          217,689
                                                               ---------
                                                                 804,727
                                                               ---------
Computer & Business Equipment--4.0%
Bay Networks, Inc. (a) ..................         2,000           64,500

                                                                 Market
                                                  Shares          Value
                                                  ------         -------
Compaq Computer Corp. ...................         5,400        $ 153,225
EMC Corp. (a) ...........................         2,700          120,994
Ingram Micro, Inc., Class A (a) .........         3,450          152,663
International Business Machines
   Corp. ................................         4,100          470,734
Saville Systems Ireland PLC ADR
   (a) ..................................         1,800           90,225
Sun Microsystems, Inc. (a) ..............         2,800          121,625
Tech Data Corp. (a) .....................         3,400          145,988
                                                               ---------
                                                               1,319,954
                                                               ---------
Computer Services & Software--6.0%
Acxiom Corp. (a) ........................         4,650          115,959
Automatic Data Processing, Inc. .........         3,200          233,201
CBT Group PLC ADR (a) ...................         1,600           85,600
Computer Associates International,
   Inc. .................................           900           50,006
Concord EFS, Inc. (a) ...................         3,750           97,969
Electronic Arts, Inc. (a) ...............         1,200           64,800
Fiserv, Inc. (a) ........................         3,525          149,703
HBO & Co. ...............................         4,400          155,375
HNC Software (a) ........................         1,600           65,400
J. D. Edwards & Co. (a) .................         3,200          137,400
Microsoft Corp. (a) .....................         1,600          173,400
Oracle Corp. (a) ........................         2,900           71,231
PeopleSoft, Inc. (a) ....................         1,900           89,300
Policy Management Systems (a) ...........         2,900          113,825
Sterling Commerce, Inc. (a) .............         2,100          101,850
Sterling Software, Inc. (a) .............         6,600          194,700
Wang Laboratories, Inc. (a) .............         3,500           89,031
                                                               ---------
                                                               1,988,750
                                                               ---------
Consumer Products--4.5%
Hasbro, Inc. ............................         1,200           47,100
Liz Claiborne, Inc. .....................         2,900          151,706
Philip Morris Companies, Inc. ...........        12,200          480,373
Polo Ralph Lauren Corp. (a) .............         3,100           86,800
Procter & Gamble Co. ....................         1,400          127,488
Ralston Purina Co. ......................           600           70,088
Unilever NV ADR .........................         1,200           94,725
Warnaco Group, Class A ..................         1,700          186,725
Whirlpool Corp. .........................         3,300          226,875
                                                               ---------
                                                               1,471,880
                                                               ---------
Cosmetics & Toiletries--0.9%
Avon Products, Inc. .....................         2,500          193,750
Gillette Co. ............................         1,600           90,700
                                                               ---------
                                                                 284,450
                                                               ---------
Diversified--3.3%
Allied Signal, Inc. .....................         2,800          124,250
Cooper Industries, Inc. .................         1,000           54,938
General Electric Co. ....................         2,000          182,000

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable
Series / June 30, 1998
--------------------------------------------------------------------------------

                                                                           Market
                                                           Shares           Value
                                                           ------        ----------
Loews Corp. ..........................................      1,600        $ 139,400
Minnesota Mining & Manufacturing
   Co. ...............................................      2,000          164,375
The Seagram Co., Ltd. ................................      2,500          102,344
Tyco International Ltd. ..............................      3,100          195,301
US Industries, Inc. ..................................      4,500          111,375
                                                                         ---------
                                                                         1,073,983
                                                                         ---------
Drugs & Health Care--9.0%
Alza Corp. (a) .......................................      1,300           56,225
American Home Products Corp. .........................      6,200          320,851
Bristol-Myers Squibb Co. .............................      1,600          183,900
Columbia/HCA Healthcare Corp. ........................      3,600          104,850
Crescendo Pharmaceuticals
   Corp. (a) .........................................        100            1,269
DENTSPLY International, Inc. .........................      2,600           64,838
Dura Pharmaceuticals, Inc. (a) .......................      2,500           55,938
Elan Corp. ADR (a) ...................................      2,650          170,428
Eli Lilly & Co. ......................................      1,400           92,575
Genzyme Corp. (a) ....................................      3,600           92,025
HEALTHSOUTH Corp. (a) ................................      3,700          100,594
Henry Shein, Inc. (a) ................................      2,100           96,863
Humana, Inc. (a) .....................................      5,600          174,650
Merck & Co., Inc. ....................................      1,500          200,625
Omnicare, Inc. .......................................      2,500           95,313
Pfizer, Inc. .........................................      2,200          239,113
Quorum Health Group, Inc. (a) ........................      2,900           76,850
R. P. Scherer Corp. (a) ..............................      1,000           88,625
SmithKline Beecham PLC ADR ...........................      3,000          181,500
Steris Corp. (a) .....................................      2,700          171,703
Sybron International Corp. (a) .......................      2,750           69,438
Tenet Healthcare Corp. (a) ...........................      5,400          168,750
Warner-Lambert Co. ...................................      2,200          152,625
                                                                         ---------
                                                                         2,959,548
                                                                         ---------
Electric & Gas Utilities--2.4%
Central & South West Corp. ...........................      2,200           59,125
Columbia Energy Group ................................        450           25,031
Florida Progress Corp. ...............................      4,100          168,613
Houston Industries, Inc. .............................      6,100          188,339
MarketSpan Corp. .....................................      2,640           79,035
Northern States Power Co. ............................      2,100           60,113
P G & E Corp. ........................................      5,300          167,281
Texas Utilities Co. ..................................        800           33,300
                                                                         ---------
                                                                           780,837
                                                                         ---------
Electronics & Electrical Equipment--2.8%
Arrow Electronics, Inc. (a) ..........................      4,000           87,000
Berg Electronics Corp. (a) ...........................      3,900           76,294
General Semiconductor, Inc. (a) ......................        400            3,950
Intel Corp. ..........................................      2,000          148,250
International Game Technology ........................      1,700           41,225

                                                                          Market
                                                           Shares          Value
                                                           ------         -------
CLinear Technology Corp. ..............................      2,400        $ 144,750
Molex, Inc. ..........................................      3,750           93,750
Perkin-Elmer Corp. ...................................        900           55,969
Sensormatic Electronics Corp. ........................      4,200           58,800
Sony Corp. ...........................................      2,300          197,945
Texas Instruments, Inc. ..............................        200           11,623
                                                                         ---------
                                                                           919,556
                                                                         ---------
Financial Services--5.6%
Associates First Capital Corp. .......................        800           61,500
Countrywide Credit Industries, Inc.                         2,500          126,875
Federal Home Loan Mortgage
   Corp. .............................................      8,000          376,500
Federal National Mortgage Co. ........................      2,100          127,575
Morgan Stanley Dean Witter
   & Co. .............................................      2,000          182,750
Paychex, Inc. ........................................      5,175          210,558
SLM Holding Corp. ....................................      6,300          308,700
Travelers Group, Inc. ................................      7,500          454,691
                                                                         ---------
                                                                         1,849,149
                                                                         ---------
Food, Beverage & Restaurants--5.2%
Agribrands International, Inc. (a) ...................         50            1,513
Anheuser Busch, Inc. .................................      6,500          306,720
Campbell Soup Co. ....................................      3,300          175,313
Diageo PLC ADR .......................................      4,000          192,750
Dole Food Co. ........................................      3,000          149,063
Dreyers Grand Ice Cream ..............................      7,250          145,906
International Home Foods, Inc. (a)                          3,600           81,900
McDonald's Corp. .....................................      3,000          207,000
PepsiCo, Inc. ........................................      2,300           94,731
Starbucks Corp. (a) ..................................      5,400          288,563
Whole Foods Market, Inc. (a) .........................      1,300           78,650
                                                                         ---------
                                                                         1,722,109
                                                                         ---------
Hotel & Entertainment / Leisure--0.8%
Marriott International, Inc.,
   Class A ...........................................      4,000          129,500
Mirage Resorts, Inc. .................................      1,400           29,838
Time Warner, Inc. ....................................      1,100           93,981
                                                                         ---------
                                                                           253,319
                                                                         ---------
Industrial Equipment--2.7%
Caterpillar, Inc. ....................................      4,000          211,500
Deere & Co. ..........................................      3,800          198,550
Dover Corp. ..........................................      5,000          171,250
Fastenal Co. (a) .....................................      3,700          172,050
MSC Industrial Direct Co., Inc. (a) ..................      5,200          148,200
                                                                         ---------
                                                                           901,550
                                                                         ---------
Insurance--6.7%
ACE Limited ..........................................      4,500          175,500
AFLAC, Inc. ..........................................      9,000          272,813
Allmerica Financial Corp. ............................      2,500          162,500

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable
Series / June 30, 1998
--------------------------------------------------------------------------------

                                                                                     Market
                                                                    Shares            Value
                                                                   --------        ----------
Ambac Financial Group, Inc. ..................................        1,000        $   58,500
CIGNA Corp. ..................................................        2,500           172,500
Conseco, Inc. ................................................        7,900           369,325
EXEL Limited .................................................        5,000           389,066
Hartford Financial Services
   Group, Inc. ...............................................        1,400           160,125
Marsh & McLennan Companies,
   Inc. ......................................................        1,050            63,459
Progressive Corp. ............................................        1,000           141,000
Transamerica Corp. ...........................................        1,500           172,688
Unum Corp. ...................................................        1,100            61,050
                                                                                   ----------
                                                                                    2,198,526
                                                                                   ----------
Metals & Mining--1.6%
Allegheny Teledyne, Inc. .....................................        4,600           105,225
Aluminum Company of America ..................................        2,500           164,844
British Steel PLC ADR ........................................        6,400           145,600
Freeport-McMoRan Copper &
   Gold, Inc., Class A .......................................        7,000           106,313
                                                                                   ----------
                                                                                      521,982
                                                                                   ----------
Oil & Gas--4.8%
Apache Corp. .................................................        2,700            85,050
Atlantic Richfield Co. .......................................        1,500           117,188
Baker Hughes, Inc. ...........................................        4,200           145,163
British Petroleum Co. ADR ....................................          601            53,038
Burlington Resources, Inc. ...................................        2,200            94,738
Cooper Cameron Corp. (a) .....................................          800            41,400
ELF Aquitaine ADR ............................................        2,700           191,700
Exxon Corp. ..................................................        1,600           114,100
Mobil Corp. ..................................................        2,100           160,913
Pennzoil Co. .................................................        2,700           136,688
Phillips Petroleum Co. .......................................        1,300            62,644
Texaco, Inc. .................................................        1,400            83,563
Tosco Corp. ..................................................        9,600           282,001
                                                                                   ----------
                                                                                    1,568,186
                                                                                   ----------
Paper--1.6%
Champion International Corp. .................................        2,500           122,969
Fort James Corp. .............................................        4,900           218,050
Georgia Pacific Corp. ........................................          300            17,681
MacMillan Bloedel Ltd. .......................................        6,500            69,063
Temple-Inland, Inc. ..........................................        1,800            96,975
                                                                                   ----------
                                                                                      524,738
                                                                                   ----------
Pollution Control--1.1%
U.S.A. Waste Services, Inc. (a) ..............................        5,400           266,625
WMX Technologies, Inc. .......................................          100             3,500
Waste Management, Inc. .......................................        2,900           101,500
                                                                                   ----------
                                                                                      371,625
                                                                                   ----------
Publishing--0.5%
R. R. Donnelley & Sons Co. ...................................        4,000           183,000
                                                                                   ----------

                                                                                     Market
                                                                     Shares          Value
                                                                     ------         -------
CReal Estate Investment Trusts--1.8%
Crescent Real Estate Equities Co. ............................        2,700        $   90,788
Patriot American Hospitality, Inc. ...........................        3,800            90,963
Rouse Company ................................................        3,300           103,744
Starwood Hotels & Resorts ....................................        4,400           212,571
Vornado Realty Trust .........................................        2,300            91,281
                                                                                   ----------
                                                                                      589,347
                                                                                   ----------
Retail Trade--8.5%
AnnTaylor Stores Corp. (a) ...................................        4,200            88,988
CDW Computer Centers, Inc. (a) ...............................        1,800            90,000
Circuit City Stores, Inc. ....................................        2,900           135,938
CVS Corp. ....................................................        9,068           353,086
Dollar General Corp. .........................................        4,662           184,440
Family Dollar Stores, Inc. ...................................        5,400            99,563
Federated Department Stores,
   Inc. (a) ..................................................        6,300           339,019
Fred Meyer, Inc. (a) .........................................        3,200           136,000
Gap, Inc. ....................................................        1,100            67,788
Harcourt General, Inc. .......................................        1,700           101,150
Home Depot, Inc. .............................................        1,900           157,819
Kmart Corp. ..................................................        9,800           188,650
Kohl's Corp. (a) .............................................        2,800           145,250
May Department Stores Co. ....................................        3,000           196,500
Safeway, Inc. (a) ............................................        2,300            93,581
Staples, Inc. (a) ............................................        7,050           204,009
Toys R Us, Inc. (a) ..........................................        2,000            47,125
Walgreen Co. .................................................        3,200           132,200
Wal-Mart Stores, Inc. ........................................          600            36,450
                                                                                   ----------
                                                                                    2,797,556
                                                                                   ----------
Telecommunications--5.3%
AT&T Corp. ...................................................        4,800           274,200
Bell Atlantic Corp. ..........................................        3,800           173,375
Comcast Corp.-Special Class A ................................        1,700            69,009
GTE Corp. ....................................................        5,000           278,125
MCI Communications Corp. .....................................        3,100           180,188
SBC Communications, Inc. .....................................        7,500           300,001
Sprint Corp. .................................................        3,000           211,500
WorldCom, Inc. (a) ...........................................        5,300           256,719
                                                                                   ----------
                                                                                    1,743,117
                                                                                   ----------
Transportation--1.6%
AMR Corp. (a) ................................................        3,500           291,375
Delta Air Lines, Inc. ........................................        1,000           129,250
Union Pacific Corp. ..........................................        2,500           110,313
                                                                                   ----------
                                                                                      530,938
                                                                                   ----------
Total Common Stocks
   (Cost $26,069,701)...........................................................   31,531,993
                                                                                   ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable Series / June 30, 1998
--------------------------------------------------------------------------------


                                                     Market
                                        Shares        Value
                                        ------     ----------
PREFERRED STOCKS--0.3%
Electric Utilities--0.3%
Houston Industries 7% Convertible
   (Cost $2,793,250) ............       1,300        $   96,850
                                                     ----------
Total Investments--96.0%
   (Cost $28,862,951) (b) ......................     31,628,843

                                         Par
SHORT-TERM OBLIGATIONS--3.3%            -----
Repurchase agreement with ABN
   AMRO Chicago Corp., dated
   6/30/98, 6.10% to be
   repurchased at $1,085,184 on
   7/1/98, collateralized by U.S.
   Treasury notes & bill with
   various maturities to 2027, with
   a current market value of
   $1,108,503 .....................   $1,085,000      1,085,000
                                                      ---------
Other Assets and Liabilities, Net--0.7% ........        222,550
                                                      ---------
Net Assets--100.0% .............................    $32,936,393
                                                    ===========


Notes to Investment Portfolio:
(a) Non-income producing.
(b) The cost for federal income tax purposes is $28,895,433. Gross unrealized appreciation and depreciation of investments at June 30, 1998 is as follows:


        Gross unrealized appreciation    $  3,772,824
        Gross unrealized depreciation      (1,039,414)
                                         ------------
        Net unrealized appreciation      $  2,733,410
                                         ============


  Acronym                 Name
-----------   ----------------------------
  ADR         American Depositary Receipt


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable
Series / June 30, 1998
--------------------------------------------------------------------------------


Assets:
Investments, at market value (Identified cost $28,862,951) ..............     $ 31,628,843
Short-term obligations ..................................................        1,085,000
Cash (including foreign currencies) .....................................            2,801
Receivable for fund shares sold .........................................          376,140
Receivable for investments sold .........................................          155,743
Dividends and interest receivable .......................................           32,236
Expense reimbursement due from Adviser ..................................            3,917
                                                                              ------------
  Total assets ..........................................................       33,284,680
                                                                              ------------
Liabilities:
Payable for investments purchased .......................................          309,398
Management fee payable ..................................................           20,556
Bookkeeping fee payable .................................................            2,250
Transfer agent fee payable ..............................................              625
Accrued expenses payable ................................................           15,458
                                                                              ------------
  Total liabilities .....................................................          348,287
                                                                              ------------
Net assets ..............................................................     $ 32,936,393
                                                                              ============
Net assets represented by:
 Paid-in capital ........................................................     $ 29,507,318
 Accumulated undistributed net investment income ........................           82,470
 Accumulated net realized gains on investments ..........................          580,713
 Net unrealized appreciation on investments .............................        2,765,892
                                                                              ------------
Total net assets applicable to shares of beneficial interest outstanding      $ 32,936,393
                                                                              ============
Shares of beneficial interest outstanding ...............................        2,875,332
                                                                              ============
Net asset value per share ...............................................           $11.45
                                                                                    ======

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 1998
--------------------------------------------------------------------------------

Investment income:
Dividends (net of nonrebatable foreign taxes withheld at source of $1,864)    $  181,980
Interest income ..........................................................        36,155
                                                                              ----------
  Total investment income ................................................       218,135
                                                                              ----------
Expenses:
 Management fee ..........................................................       111,719
 Bookkeeping fee .........................................................        13,500
 Transfer agent fee ......................................................         3,750
 Audit fee ...............................................................         9,371
 Printing expense ........................................................         2,303
 Trustees' expenses ......................................................         1,684
 Custodian fee ...........................................................         2,384
 Legal fee ...............................................................           789
 Miscellaneous expense ...................................................         1,645
                                                                              ----------
  Total expenses .........................................................       147,145
                                                                              ----------
Less:
 Expenses reimbursable by Manager ........................................       (11,555)
                                                                              ----------
Net expenses .............................................................       135,590
                                                                              ----------
Net investment income ....................................................        82,545
Realized and unrealized gains on investments:
 Net realized gains on investments .......................................       584,923
 Change in unrealized appreciation on investments ........................     2,623,550
                                                                              ----------
Net increase in net assets resulting from operations .....................    $3,291,018
                                                                              ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable Series
--------------------------------------------------------------------------------


                                                                                               (Unaudited)
                                                                                                Six Months
                                                                                                  Ended          Period Ended
                                                                                                 June 30,        December 31,
                                                                                                   1998             1997*
                                                                                             ---------------   ---------------
Operations:
 Net investment income ...................................................................     $    82,545       $    21,046
 Net realized gains (losses) on investments ..............................................         584,923            (4,218)
 Unrealized appreciation on investments ..................................................       2,623,550           142,342
                                                                                               -----------       -----------
 Net increase in net assets resulting from operations ....................................       3,291,018           159,170
                                                                                               -----------       -----------
Distributions declared from:
 Net investment income ...................................................................              --           (21,113)
                                                                                               -----------       -----------
Fund share transactions:
 Proceeds from fund shares sold ..........................................................       7,866,788        22,104,982
 Cost of fund shares repurchased .........................................................        (449,004)          (36,561)
 Distributions reinvested ................................................................              --            21,113
                                                                                               -----------       -----------
Net increase in net assets resulting from fund share transactions ........................       7,417,784        22,089,534
                                                                                               -----------       -----------
Total increase in net assets .............................................................      10,708,802        22,227,591
Net assets:
 Beginning of period .....................................................................      22,227,591                 0
                                                                                               -----------       -----------
 End of period ...........................................................................     $32,936,393       $22,227,591
                                                                                               ===========       ===========
Accumulated undistributed (overdistributed) net investment income included in ending net
 assets ..................................................................................     $    82,470       $       (67)
                                                                                               ===========       ===========
Analysis of changes in shares of beneficial interest:
 Shares sold .............................................................................         707,753         2,209,591
 Shares redeemed .........................................................................         (40,457)           (3,658)
 Distributions reinvested ................................................................              --             2,103
                                                                                               -----------       -----------
Net increase .............................................................................         667,296         2,208,036
                                                                                               ===========       ===========

* For the period from the commencement of operations November 17, 1997 to December 31, 1997.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable Series
--------------------------------------------------------------------------------


                                                                          (Unaudited)
                                                                          Six Months
                                                                             Ended        Period Ended
                                                                           June 30,       December 31,
                                                                        --------------   -------------
                                                                             1998           1997***
                                                                        --------------   -------------
Per share operating performance:
Net asset value, beginning of period ................................     $ 10.07          $ 10.00
                                                                          -------          -------
Net investment income (a) ...........................................        0.03             0.01
Net realized and unrealized gains on investments ....................        1.35             0.07
                                                                          -------          -------
Total from investment operations ....................................        1.38             0.08
                                                                          -------          -------
Less distributions from:
 Dividends from net investment income ...............................          --            (0.01)
                                                                          --------         --------
Net asset value, end of period ......................................     $ 11.45          $ 10.07
                                                                          ========         ========
Total return:
 Total investment return (b)(c) .....................................       13.70%**          0.80%**
Ratios/supplemental data:
Net assets, end of period (000) .....................................     $32,936          $22,228
Ratio of net expenses to average net assets (d)(e) ..................        1.00%*           1.00%*
Ratio of net investment income to average net assets (c)(e) .........        0.60%*           0.83%*
Portfolio turnover ratio ............................................          40%**             1%**


*   Annualized
**  Not Annualized.
*** For the period from the commencement of operations November 17, 1997 to
    December 31, 1997.
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Computed giving effect to Manager's expense limitation undertaking.
(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, these ratios would have been 1.08%, 1.45% (annualized), respectively.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS



Note 1. Organization and Accounting Policies

Liberty Variable Investment Trust (the "Trust"), an open-end management investment company, was organized as a Massachusetts business trust on March 4, 1993. At June 30, 1998 the Trust consisted of seven series of Funds, each with its own investment objective, policies and restrictions: Colonial Growth and Income Fund, Variable Series ("Growth and Income Fund"), Stein Roe Global Utilities Fund, Variable Series ("Global Utilities Fund"), Colonial International Fund for Growth, Variable Series ("International Fund for Growth"), Colonial Strategic Income Fund, Variable Series ("Strategic Income Fund"), Colonial U.S. Stock Fund, Variable Series ("U.S. Stock Fund"), Newport Tiger Fund, Variable Series ("Tiger Fund") and Liberty All-Star Equity Fund, Variable Series ("All-Star Equity Fund") (individually referred to as a "Fund", or collectively referred to as the "Funds"). Each Fund's objective is as follows:

Growth and Income Fund seeks primarily income and long-term capital growth and, secondarily, preservation of capital.

Global Utilities Fund seeks current income and long-term growth of capital and income.

International Fund for Growth seeks long-term capital growth, by investing primarily in non-U.S. equity securities. The Fund is non-diversified and may invest more than 5% of its total assets in the securities of a single issuer, thereby increasing the risk of loss compared to a diversified fund.

Strategic Income Fund seeks a high level of current income, as is consistent with prudent risk and maximizing total return, by diversifying investments primarily in U.S. and foreign assets in lower rated corporate debt securities.

U.S. Stock Fund seeks long-term capital growth by investing primarily in large capitalization equity securities.

Tiger Fund seeks long-term capital growth by investing primarily in equity securities of companies located in the nine Tigers of Asia (Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, China and the Philippines).

All-Star Equity Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Adviser and sub-advisers to the Funds ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Funds. Liberty Advisory Services Corp. (the Manager) ("LASC"), provides investment management and advisory services to the Funds pursuant to its Management Agreements with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services to four Funds: Growth and Income Fund, International Fund for Growth, U.S. Stock Fund and Strategic Income Fund. Stein Roe & Farnham Incorporated ("Stein Roe") provides sub-advisory services to Global Utilities Fund. Newport Fund Management, Inc. ("Newport") provides sub-advisory services to Tiger Fund. Liberty Asset Management Company ("LAMCO") provides sub-advisory services to the All-Star Equity Fund. LASC has delegated various administrative matters to Colonial. Colonial also provides transfer agency and pricing and record keeping services to the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, Stein Roe, Newport, LAMCO, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 1998, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 73% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments--Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system generally are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter securities not quoted on the NASDAQ system generally are valued at the latest bid quotation. Long-term debt securities generally are valued on the basis of dealer-supplied quotations or valuations furnished by a pricing service which may employ electronic data processing techniques, including a "matrix" system to determine the valuations. Foreign debt securities are valued at the current bid price furnished by market makers. Foreign equity securities listed on an exchange are valued on the basis of last sale on the date as of which the valuation is made, or lacking any sales, at the current bid prices. Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations. In certain countries, the Fund may hold foreign designated shares. If the foreign share price is not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. Korean equity securities that have reached the limit for aggregate foreign ownership and for which premiums to the local exchange prices may be paid by foreign investors are valued by applying a broker quoted premium to the local share price. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost unless the Trustees determine this does not represent fair value.

 Federal Income Taxes--The Funds intend to qualify as "regulated investment companies" and as such (and by complying with the applicable provisions of the Internal Revenue Code) will not be subject to Federal income tax on taxable income (including realized capital gains) distributed to shareholders. By making the distributions required under the Internal Revenue Code, the Funds intend to avoid excise tax liability.

 Organization Expenses--Costs incurred in connection with the organization and offering of the Funds are being deferred and amortized over 60 months from the date those Funds commenced business.

 Delayed Delivery Transactions--Growth and Income Fund and Strategic Income Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. The Funds identify securities as segregated in their custodial records with a value at least equal to the amount of the purchase commitment.

 Expenses--Most expenses of the Trust can be attributed to a Fund. Expenses which cannot be directly attributed are apportioned among the Funds in the Trust.

 Other--Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on security transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividend and interest income and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains (losses) from investments. The Funds may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Funds may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Funds' portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.


Note 2. Fund Share Transactions

Each Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of a Fund available for distribution to shareholders upon liquidation of a Fund.


Note 3. Security Transactions

Realized gains (losses) are computed on the identified cost basis for both financial reporting and Federal income tax purposes.

The cost of investments purchased and proceeds from investments sold excluding short-term investments for the six months ended June 30, 1998, for the Funds were as follows:


                                   Growth           Global        International
                                 and Income        Utilities        Fund for
                                    Fund             Fund            Growth
                               --------------   --------------   --------------
Cost of investments
  purchased ................   $23,093,323      $13,655,394      $15,337,304
Proceeds from
  investments sold .........    13,562,369       13,217,056        3,285,562


                              Strategic                                   All-Star
                               Income       U.S. Stock       Tiger         Equity
                                Fund           Fund           Fund          Fund
                           -------------- -------------- ------------- --------------
Cost of investments
  purchased ..............  $32,160,805    $41,968,836    $1,804,935    $18,103,567
Proceeds from
  investments sold .......   17,167,291     22,785,451       526,734     10,427,858

For Growth and Income Fund and Strategic Income Fund, none and $2,251,745 and $3,318,697 and $747,812, respectively, represent the purchase cost and proceeds of sales of U.S. Government securities, respectively.

At December 31, 1997, Tiger Fund had capital loss carryovers of $2,436,000 which will expire in or before 2005, if not utilized.


Note 4. Distributions to Shareholders

The Funds intend to distribute as dividends or capital gain distributions, at least annually, substantially all of their net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Funds at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with Federal Income tax regulations, which may differ from generally accepted accounting principles. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. Accordingly, amounts as of June 30, 1998 have been reclassified as follows:

                                                                    International
                                  Growth and         Global           Fund for
                                 Income Fund     Utilities Fund        Growth
                                -------------   ----------------   --------------
Accumulated net
  investment income .........       $2,561          $ (4,974)        $  26,912
Accumulated net
  realized gains (losses)            2,561             4,974           (26,912)
Paid in capital .............           --                --                --

                                  Strategic                      All-Star
                                 Income Fund     Tiger Fund     Equity Fund
                                -------------   ------------   ------------
Accumulated net
  investment income .........   $87,858           $  1,670         $ (8)
Accumulated net
  realized gains (losses)       (87,858)            (1,670)           8
Paid in capital .............        --                 --           --

In all cases net assets were not affected by these changes.

Note 5. Fees and Compensation Paid to Affiliates

 Management and Sub-Advisory Fees--The Funds have management and sub-advisory agreements with the Manager, Colonial, Stein Roe, Newport and LAMCO, respectively. For all the Funds, the management fee to be paid to the Manager is computed daily and paid monthly based upon the average daily net assets of the Funds at annual rates as follows:

                                           Annual Rate
                                           as a Percent
                                            of Average
                                              Daily
                  Fund                      Net Assets
---------------------------------------   -------------
Growth and Income Fund ................    0.65 of 1%
Global Utilities Fund .................    0.65 of 1%
International Fund for Growth .........    0.90 of 1%
Strategic Income Fund .................    0.65 of 1%
U.S. Stock Fund .......................    0.80 of 1%
Tiger Fund ............................    0.90 of 1%
All-Star Equity Fund ..................    0.80 of 1%

The Manager, out of the management fee it receives from the Funds, pays Colonial, Stein Roe, Newport and LAMCO a sub-advisory fee based upon the average daily net assets of the Funds at annual rates as follows:

                                           Annual Rate
                                           as a Percent
                                            of Average
                                              Daily
                  Fund                      Net Assets
---------------------------------------   -------------
Growth and Income Fund ................    0.45 of 1%
Global Utilities Fund .................    0.45 of 1%
International Fund for Growth .........    0.70 of 1%
Strategic Income Fund .................    0.45 of 1%
U.S. Stock Fund .......................    0.60 of 1%
Tiger Fund ............................    0.70 of 1%
All-Star Equity Fund ..................    0.60 of 1%

 Bookkeeping Fee--Colonial provides bookkeeping and pricing services to each Fund for $27,000 per year plus 0.035% of the Fund's average daily net assets over $50 million.

 Transfer Agent Fee--Each of the Funds pay Colonial Investors Service Center, Inc., an affiliate of Colonial, for transfer agent services rendered at an annual rate of $7,500.

 Expense Reimbursement--Through April 30, 1999, the Manager has agreed to reimburse all expenses, including management fees, in excess of 1.00% of average daily net assets for Growth and Income Fund, Global Utilities Fund, U.S. Stock Fund, and All-Star Equity Fund, in excess of 0.80% of average daily net assets for Strategic Income Fund and in excess of 1.75% of average daily net assets for International Fund for Growth and Tiger Fund.

Note 6. Investment in Repurchase Agreements

Each Fund may enter into repurchase agreements, which require the seller of the instrument to maintain on deposit with the Funds' custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

  Liberty Variable Investment Trust                    Distributor
                                             Keyport Financial Services Corp.
               Adviser                               125 High Street
   Liberty Advisory Services Corp.             Boston, Massachusetts 02110
           125 High Street
     Boston, Massachusetts 02110
                                                     Client Services
      Sub-Investment Adviser and              Keyport Life Insurance Company
Transfer and Dividend Disbursing Agent               125 High Street
 Colonial Management Associates, Inc.          Boston, Massachusetts 02110
         One Financial Center                     800-367-3653 (Press 3)
   Boston, Massachusetts 02111-2365
                                                        Custodian
        Sub-Investment Adviser                   The Chase Manhattan Bank
      Stein Roe & Farnham, Inc.                      270 Park Avenue
        One South Wacker Drive                New York, New York 10017-2070
       Chicago, Illinois 60606
                                                      Legal Counsel
       Newport Fund Management                       Bingham Dana LLP
        580 California Street                       150 Federal Street
              Suite 1960                       Boston, Massachusetts 02110
   San Francisco, California 94104
                                                       The Trustees
   Liberty Asset Management Company                 John A. Bacon Jr.
        Federal Reserve Plaza                     Richard R. Christensen
         600 Atlantic Avenue                         Salvatore Macera
     Boston, Massachusetts 02110                  Dr. Thomas E. Stitzel


This report is authorized for use as sales literature only when accompanied by a current prospectus of the Trust and a current prospectus for a variable insurance product offered by Keyport Life Insurance Company, Independence Life & Annuity Company, or Liberty Life Assurance Company of Boston.

                                 12/97 NIM 30m

                     [This Page Intentionally Left Blank]

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

                       Stein Roe Variable Investment Trust

    Portfolio Manager's Discussion:
     Stein Roe Special Venture Fund, Variable Series .............     1
     Stein Roe Growth Stock Fund, Variable Series ................     3
     Stein Roe Balanced Fund, Variable Series ....................     5
     Stein Roe Mortgage Securities Fund, Variable Series .........     7
     Stein Roe Money Market Fund, Variable Series ................     9
    Financial Statements:
     Stein Roe Special Venture Fund, Variable Series .............    10
     Stein Roe Growth Stock Fund, Variable Series ................    15
     Stein Roe Balanced Fund, Variable Series ....................    20
     Stein Roe Mortgage Securities Fund, Variable Series .........    26
     Stein Roe Money Market Fund, Variable Series ................    31
    Notes to Financial Statements ................................    35

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Special Venture Fund, Variable Series
--------------------------------------------------------------------------------

Q: How did the Fund perform?

A: For the six-month period ended June 30, 1998, Stein Roe Special Venture Fund, Variable Series returned -6.25 percent, underperforming the Russell 2000 Index and the Lipper small-cap peer group which returned 4.93 percent and 6.02 percent, respectively. Small-cap stocks continued to lag their larger-cap counterparts throughout the period despite relatively better earnings growth in the small stock sector. The Fund underperformed its peers as many of its holdings suffered from a "ripple effect" from reduced demand from Asian markets.

Q: What was the premise for small-cap stock underperformance?

A: Small-cap stocks outperformed large-cap stocks from April 1997 through October 1997 until the currency crisis in Asia caused many investors to flee to the relative safety of large-cap stocks. This "safety in size" mentality left small-cap stocks lagging their large-cap counterparts ever since. For the six-month period, the Russell 2000, the proxy for the small-cap market, trailed the large-cap S&P 500 benchmark by 12.79 percentage points.

The second quarter of 1998 was the most difficult quarter for small-cap stocks this decade. The majority of stock market purchasing has favored large-cap stocks, with influences from indexing, mutual fund activity, and large foreign institutions. Small stock prices have suffered from indifference. If past phases of market activity are any indication of what's to come, investors should again favor the excellent growth potential and reasonable valuations of the small-cap sector. In the mean time, we're using this opportunity to purchase attractive stocks at inexpensive prices.

Q: What sectors underperformed?

A: Two sectors that underperformed for the Fund were energy and technology. Our oil and gas exploration and production holdings, including Barrett Resources and Meridian Resources (0.3 percent, and 1.4 percent of total net assets), suffered from the weakened outlook for oil and gas prices. During the first quarter, we reduced our exposure to the energy sector from 5.7 percent to 1.7 percent of total net assets (an underweighted position relative to the Russell 2000), because, in our opinion, energy prices still look uncertain going forward.

Technology holdings that impacted the Fund's performance included AVX (1.8 percent of total net assets), Kent Electronics (1.8 percent of total net assets), Artesyn Technologies (2.3 percent of net assets), and Andrew Corporation which we sold out of before the end of the period. Earnings growth expectations were reduced on these companies as demand from Asia slowed.

Q: When do you sell disappointing stocks?

A: We generally only sell a stock if there is a sudden change in business strategy that suggests to us that company or industry fundamentals are deteriorating. We thoroughly research each purchase so that our buying is based on long-term fundamentals. However, disappointing short-term performance will trigger a fundamental review of a stock.

Q: What holdings performed well?

A: LaSalle Partners (2.4 percent of total net assets) rose 24.7 percent over the past six months reflecting higher commercial real estate activity. Xomed Surgical Products (4.8 percent of total net assets) increased 24.2 percent as its less-invasive surgical products market share rose in

     Stein Roe Special Venture Fund, Variable Series, and Russell 2000 Index

Performance of a hypothetical $10,000 investment Jan. 1, 1989, to June 30, 1998

[line chart]

               Special                       Russell
               Venture Fund                  2000 Index
1/89           10000                         10000
12/89          13083                         11626
12/90          11918                          9362
12/91          16357                         13672
12/92          18726                         16189
12/93          25406                         19246
12/94          25708                         18895
12/95          28729                         24271
12/96          36470                         28274
12/97          39318                         34597
6/98           36860                         36302

[end line chart]

--------------------------------------
       Average Annual Total Return
            at June 30, 1998

   1-Year    5-Year  Since Inception

   -5.68%    12.36%      14.73%
--------------------------------------

-------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION (continued)
Stein Roe Special Venture Fund, Variable Series
-------------------------------------------------------------------------------

the ears, nose and throat market. Also, Metamor Worldwide (2.9 percent of total net assets), benefiting from the trend toward outsourcing of information technology staff and consulting services, increased 36.7 percent over the last six months.

Q: What is your outlook for the small-cap market? Based on that, what is your outlook for the Fund?

A: Small cap stocks are as cheap as they've been at any time during the past twenty years, relative to larger cap stocks. The earnings growth outlook for small stocks remains favorable. This suggests to us that this sector has the potential for long-term outperformance with moderate shorter-term risk.

We continue to add to our positions in companies that have experienced management, financial strength and evidence of a sustainable competitive advantage.

Past performance is no guarantee of future results. Share price and investment returns will vary, so you may have a gain or loss when you sell shares. Portfolio holdings are as of June 30, 1998, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Russell 2000 is an unmanaged group of stocks that differs from the composition of each Stein Roe Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's variable annuity small-cap fund peer group for the one-, five-year and since inception periods ended June 30, 1998, were 18.13 percent, 15.78 percent and 17.78 percent, respectively. Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.

* Funds that emphasize investments in smaller companies may experience short-term volatility.

-------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Growth Stock Fund, Variable Series
-------------------------------------------------------------------------------

Q: How did the Fund perform?

A: Stein Roe Growth Stock Fund, Variable Series performed well during the six-month period ending June 30, 1998. The Fund's total return of 18.68 percent beat both the Lipper growth fund peer group return of 15.65 percent and the S&P 500 Index return of 17.72 percent for the same period.

Q: What contributed to performance?

A: For the past six months the U.S. economy has been strong amid continued global affects from the Asian crisis. Large-cap stocks historically perform well in a strong economy. They also are considered the equity investment of choice when markets are volatile because of their historical stability and liquidity. Combined, these two factors helped boost the performance of the Fund.

Q: What sectors performed the best?

A: The U.S. consumer has benefited from extremely favorable economic conditions. Therefore, retail companies have benefited from strong consumer spending. The Fund's performance was supported by holdings in global consumer franchises such as Gillette, Procter & Gamble and Walt Disney (3.1 percent, 3.2 percent and 2.1 percent of total net assets, respectively). Other top performers in the retail sector were Home Depot and Kohl's. Home Depot's profits were driven by record sales of new and existing homes (3.3 percent of total net assets). Kohl's, a Midwestern value-priced retailer (3.3 percent of total net assets), is benefiting from its East Coast expansion. Our health care holdings Merck, Medtronic and Pfizer (2.6 percent, 3.1 percent, and 3.4 percent of total net assets, respectively) continued to perform well due to their strong product lines. Rounding out top performers were telecommunications equipment companies Lucent Technologies, Cisco Systems and LM Ericsson Telecommunications (3.9 percent, 4.4 percent and 3.2 percent of total net assets, respectively). These companies continue to benefit from the dramatic worldwide need to upgrade telecommunications infrastructures to accommodate voice, video and data services.

Q: What sectors underperformed?

A: Oil services was a disappointing sector as companies suffered from decreasing oil prices. In this sector, holdings Schlumberger Limited and R&B Falcon underperformed (2.2 percent and 0.9 percent of total net assets, respectively). However, our long-term outlook for this area is favorable, so we plan to continue to hold these companies.

Q: Technology is one of your top sectors. How did your holdings fare?

A: The first quarter is usually tough for certain technology companies, but this year's seasonal slowness was exacerbated by the turmoil in Asia. Some of the Fund's holdings suffered due to earnings concerns as well, such as Motorola -- which we sold, and Intel -- which we continue to hold (2.3 percent of total net assets). Our long-term outlook for the technology sector overall continues to be favorable because we believe companies will continue to purchase new technology in order to compete globally. We invest in technology companies that we think have excellent product lines and are less susceptible to economic downturns because of their market dominance. For example, we continue to hold this microprocessor manufacturer because, like Coca-Cola (3.0 percent of total net assets) and Gillette, Intel is the dominant company in its industry around the globe.

         Stein Roe Growth Stock Fund, Variable Series, and S&P 500 Index

Performance of a hypothetical $10,000 investment Jan. 1, 1989, to June 30, 1998

[line chart]

               Growth                        S&P 500
               Stock Fund                    Index
1/89           10000                         10000
12/89          13130                         13163
12/90          12913                         12754
12/91          19114                         16631
12/92          20382                         17896
12/93          21394                         19696
12/94          20035                         19955
12/95          27595                         27445
12/96          33467                         33742
12/97          44269                         44995
6/98           52539                         52969

[end line chart]

----------------------------------------
       Average Annual Total Return
          at June 30, 1998

    1-Year    5-Year   Since Inception
    31.29%    21.56%       19.10%
---------------------------------------

----------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION (continued)
Stein Roe Growth Stock Fund, Variable Series
----------------------------------------------------------------------------

Q: What are some new names we'll see in the portfolio?

A: We established positions in Time Warner, NationsBank and Peoplesoft during the period (3.4 percent, 1.8 percent and 1.6 percent of total net assets, respectively) because we believe these companies will be able to grow their earnings consistently over time.

Q: What did you sell during the period?

A: We sold our position in McDonald's after it experienced continued decreases in same-store sales growth. We also sold Wells Fargo, Baker-Hughes and Thermo-Electron due to weaker than expected earnings.

Q: What investment themes do you plan to follow going forward?

A: We intend to take advantage of the trend toward global democracy and we will continue to look for companies that will benefit from increased global consumer demand. Greater disposable income leads to greater consumer demand for products. And our belief is that global consumer franchises that perfect their business in multiple markets stand to benefit tremendously from this opportunity. For example, we believe Procter & Gamble is the most globally dominant company within its respective markets, and it is one of the portfolio's largest holdings.

We also will continue to focus on companies that we believe stand to benefit from the aging of the baby boomer generation. As these 80 million consumers age, they're going to require more and better health care. For, example, we believe pharmaceutical maker Eli Lilly (2.6 percent of total net assets) should be driven by sales of Evista, which is its osteoporosis drug for post-menopausal women. As market segments change, product demand will change. Therefore, we will continue to monitor the market and invest in companies that we believe are positioned to leverage this trend.

Q: What's your outlook?

A: Our long-term outlook for large-cap companies remains positive despite the possibility that growth for some of these companies may decelerate sometime in the future due to the Asian crisis. Therefore, we will focus on companies that have proved their ability to deliver consistent earnings despite the overall strength or weakness of the general market. We believe that the U.S. economy will slow in the second half of 1998. If that does occur, then growth stocks may continue to outperform as investors pay a premium for the consistent earnings growth they can provide.

Past performance is no guarantee of future results. Share price and investment returns will vary, so you may have a gain or loss when you sell shares. Portfolio holdings are as of June 30, 1998, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 is an unmanaged group of stocks that differs from the composition of each Stein Roe Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's growth fund peer group for the one-, five- and since inception-periods ended June 30, 1998, were 29.14 percent, 19.97 percent and 17.95 percent, respectively. Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.

------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Balanced Fund, Variable Series
------------------------------------------------------------------------------

Q: How did the Fund perform?

A: The Fund returned 6.56 percent for the six-month period ended June 30, 1998, underperforming both the Lipper flexible portfolio peer group median return of
9.85 percent and the S&P 500 Index return of 17.72 percent. The benchmark S&P 500 Index is comprised of large-cap equity stocks, reflecting the main portion of the Fund's investments. However, the Fund also invests significant assets in international equities and fixed income securities, and for that reason we think it's useful to mention the returns for those two categories as well. Fixed income securities as represented by the Lehman Intermediate Government/Corporate Index returned 3.47 percent and international equities as represented by the Morgan Stanley Capital International Europe Australia and Far East Index returned 13.74 percent for the same period.

Q: What affected the markets and therefore the Fund during the past six months?

A: The Asian crisis has led to favorable and unfavorable developments in the United States. On the positive side the dollar is strong, and energy prices and inflation are low. On the negative side, the U.S. trade balance has deteriorated as exports diminished and imports remained firm. The combined result is that the U.S. consumer is benefiting from solid economic growth, with employment gains and real wages showing the sharpest increase in over 20 years. The Fund benefited from strong consumer spending, and retail stock holdings Wal-Mart Stores and Home Depot, (1.5 percent and 1.5 percent of total net assets, respectively) were among the best-performing holdings.

Q: Do you expect current economic conditions to continue?

A: We anticipate reduced U.S. corporate profits and profit margins over the next several quarters. Factors we believe will influence weaker pricing power include, increased foreign competition, reduced exports and increased salary payments. We have been investing in companies that we believe stand to counter these trends, such as drug companies experiencing new product cycles and financial companies benefiting from lower long-term interest rates. Holdings in these sectors boosted the Fund's performance during the period. Drug stocks that performed well were Pfizer, Eli Lilly, American Home Products and Bristol-Myers Squibb (1.1 percent, 1.1 percent, 1.1 percent and 1.2 percent of total net assets, respectively).

Q: What hurt performance?

A: Our investment in REIT stocks has been disappointing. Investors have been steering away from these stocks this year even though earnings have been solid and dividend yields high because of concerns over legislation, new issue supply and new construction. However, we plan to maintain our exposure to REIT stocks, because we believe they are excellent value investments that possess strong upside potential.

Another drag on performance came from Cendant; previously one of the Fund's largest holdings. This stock dropped significantly after accounting irregularities were exposed (0.9 percent of total net assets).

Latin American holdings that supported the Fund's performance in the first quarter of 1998 restricted performance in the recent quarter, as these stocks reacted more than we anticipated to a second round of Asian turmoil.

           Stein Roe Balanced Fund, Variable Series, and S&P 500 Index

Performance of a hypothetical $10,000 investment Jan. 1, 1989, to June 30, 1998

[line chart]

               Balanced                      S&P 500
               Fund                          Index
1/89           10000                         10000
12/89          12238                         13163
12/90          12155                         12754
12/91          15550                         16631
12/92          16721                         17896
12/93          18274                         19696
12/94          17691                         19955
12/95          22197                         27445
12/96          25665                         33742
12/97          29982                         44995
6/98           31950                         52969

[end line chart]

----------------------------------------
       Average Annual Total Return
          at June 30, 1998

    1-Year    5-Year     Since Inception
    14.03%    12.77%          13.02%
----------------------------------------

-----------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION (continued)
Stein Roe Balanced Fund, Variable Series
-----------------------------------------------------------------------------

We also were disappointed by the performance of our holdings in the energy sector. We reduced our exposure to this sector early in the first quarter of 1998 as oil prices began to deteriorate.

Early in the second quarter, we reduced our equity exposure modestly by selling investments which were not performing in line with our expectations. We then redeployed the cash toward the end of the period as conditions were falling into place for renewed stock market improvement.

Q: What did you purchase?

A: We added several names to the portfolio to increase the Fund's industry diversification. They include WorldCom in the telecommunications area, Travelers Group in the financial services area and TCI Group in the media area (1.3 percent, 1.1 percent and 0.6 percent of total net assets, respectively).

Q: How did the portfolio's fixed income portion perform?

A: Our longer-duration strategy in fixed income holdings benefited the Fund's performance, as interest rates were modestly lower during the period. We expect the Federal Reserve Board to maintain the current interest rate environment for the foreseeable future. Therefore, we continue to hold a full, high-quality position in fixed income. We are now in the environment of a federal budget surplus and anticipate that the government will use some of the budget surplus this year to pay down debt. This event would provide support for the fixed income market. Also, in anticipation of slowing growth in the economy, we anticipate that the yields on long-term bonds will ease further by year-end.

Q: What's your outlook?

A: We are somewhat cautious about the stock market's ability to maintain its current strength because we think the valuations of many stocks are high. We continue to project moderate U.S. economic activity with real growth of 2 to 2-1/2 percent through the end of 1999. In this environment, inflation should remain muted and interest rates may drift lower. Selectivity in purchasing will become increasingly important, as the overall stock market in coming months likely will be digesting the gains of the past few years.

Past performance is no guarantee of future results. Share price and investment returns will vary, so you may have a gain or loss when you sell shares. Portfolio holdings are as of June 30, 1998; portfolio data is subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500, the Lehman Intermediate Government/Corporate Index and the MSCI EAFE are unmanaged groups of securities that differ from the composition of each Stein Roe Fund; they are not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's variable annuity flexible portfolio fund peer group for the for the one-, five- and since inception-periods ended June 30, 1998, were 18.64 percent, 14.21 percent and 13.81 percent, respectively. Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.

------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Mortgage Securities Fund, Variable Series
------------------------------------------------------------------------------

Q: How did the Fund perform?

A: For the six-month period ended June 30, 1998, Mortgage Securities Fund, Variable Series, returned 3.43 percent, beating the Lipper U.S. mortgage fund peer group median and the Lehman Mortgage Backed Securities Fixed Rate Index returns of 3.42 percent and 3.38 percent, respectively.

Q: What transpired in the mortgage securities market over the past six months?

A: During the first quarter, the differences, or spreads, between yields on mortgage securities and U.S. Treasury securities widened, an event that occurred in the corporate and other bond markets as well. Corporate bond yields widened in reaction to the Asian financial crisis and fears of a slowdown in U.S. economic activity.

In the second quarter, falling bond yields dropped home-mortgage rates to their lowest levels in five years. However, what is great news to homeowners -- the opportunity to refinance their mortgage -- is often a negative to investors in mortgage-backed securities. Prices of these bonds, which represent an ownership interest in mortgage loans made by financial institutions, usually lag behind Treasury bonds as interest rates fall, and that has been the case throughout much of the second quarter. From a historical perspective, however, the decline in yields was relatively benign and much smaller than the expected interest rate move priced into the yield spread between mortgage-backed securities and Treasuries. This enabled mortgage returns to perform reasonably well in a difficult environment of spread widening and faster-than-expected prepayments.

While concerns regarding Asia and its impact on the U.S. economy may persist for some time, we believe this widening of spreads has made both the mortgage and corporate sectors attractive. This, together with an outlook of subdued interest rate volatility, bodes well for mortgage securities in the period ahead.

Q: What strategies aided the Fund's performance?

A: One strategy that supported our outperformance was our longer duration. We've been maintaining it at three and a quarter to three and one half years, and this relatively longer stance helped performance as interest rates dropped and longer-term securities rose in market value.

Another factor that supported the Fund's performance was the high quality of our holdings. Mortgage funds that invest more aggressively, such as hedge funds or real estate investment trusts (REITs), use leverage or borrowed money to increase their profits. While this tactic can be successful, it also can falter when mortgage prepayments do not conform to expectations. Recently, when interest rates fell, prepayment rates on higher-coupon mortgages accelerated beyond market expectations because of a stronger housing market and improvements in refinancing technology. Struggling hedge funds and REITs were forced to dump their leveraged positions in interest-only mortgage securities, which are extremely sensitive to accelerating prepayment trends. This depressed prices of interest-only securities by 20 percent. While press reports regarding the condition of the mortgage market have been alarming, they have overstated the extent to which problems facing the interest-only sector have spilled over to the overall market for mortgage-backed issues. Those mortgage funds that have invested in the riskiest mortgage securities suffer the most. While we held positions in seasoned premium mortgages that prepaid faster than expected, our position in interest-only securities is small. This conservative approach has stood the test of time and is another reason we outperformed our peer group.

            Stein Roe Mortgage Securities Fund, Variable Series, and
                     Lehman Mortgage-Backed Securities Index

Performance of a hypothetical $10,000 investment Jan. 1, 1989, to June 30, 1998

[line chart]

               Mortgage Securities           Lehman Mortgage-Backed
               Income Fund                   Securities Index
1/89           10000                         10000
12/89          11284                         11535
12/90          12311                         12771
12/91          14094                         14779
12/92          14933                         15808
12/93          15868                         16890
12/94          15635                         16618
12/95          18077                         19410
12/96          18926                         20449
12/97          20368                         22390
6/98           21346                         23148

[end line chart]

----------------------------------------
       Average Annual Total Return
          at June 30, 1998

      1-Year    5-Year   Since Inception
       9.13%     6.39%       8.32%
----------------------------------------

------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION (continued)
Stein Roe Mortgage Securities Fund, Variable Series
------------------------------------------------------------------------------

Q: Where else did you focus your investments?

A: We continue to maintain a positive outlook regarding our exposure to subordinate home equity and home improvement loans, even though they have underperformed since our initial purchase during late 1997. These high-quality holdings possess substantial credit protection to adequately handle adverse delinquency and loss environments. They are also currently priced better than comparably-rated corporate alternatives. We expect spreads in this sector to narrow over the coming 12-18 months as prepayments become more common.

Q: Are you still underweight mortgage-backed securities?

A: The portfolio continues to hold a slightly lower-than-normal weighting of
83.8 percent of total net assets in mortgage securities. This can be compared to a typical historical weighting of 85 percent to 90 percent of total net assets.

However, we did increase our exposure during the period, up from 72.3 percent at the beginning of the year, by purchasing discount government mortgage bonds that we believe to be relatively insensitive to prepayment risk. At the end of the year, we took advantage of supply pressures and reinvested principal prepayments into home-equity loans with non-accelerating senior (NAS) structures. These securities offer yield spreads up to one third of a percent higher than other mortgage alternatives such as agency collateralized mortgage obligations (CMOs). Home equity loan NAS investments are attractive because they are less sensitive to prepayment risk and contain structural protection whereby principal cash flows are "locked out" from prepayments for the first three years of the transaction. This combination of refinancing and structural protection is expected to lead to total rates of return greater than the initial yield advantage versus agency CMOs. Our outlook for the sector has improved slightly, and we plan to increase the percentage of mortgage holdings when opportunities arise.

We plan to maintain our positions in Treasury securities and corporate bonds. If interest rates decline, Treasury securities should outperform mortgage-backed securities over the near term. The corporate bonds we hold are all investment-grade issues rated 'A' or higher. We believe the specific corporate issues we own offer income and total return potential comparable to or better than mortgage-backed securities, but without the refinancing risk.

Q: What's your outlook?

A: Compared to historical experience, interest rate volatility has been very low over the past eighteen-month period. A combination of moderate economic growth and low inflation is expected to keep existing Federal Reserve interest rate policy on hold. We therefore continue to believe that interest rate volatility will remain subdued. This, coupled with wider yield spreads, should provide a favorable environment going forward for mortgage-backed securities.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Portfolio holdings are as of June 30, 1998; portfolio data is subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Fund is neither insured nor guaranteed by the U. S. government. Up to 20 percent of the Fund's assets may be invested in other types of securities. The Lehman Mortgage Backed Securities Fixed Rate Index represents an unmanaged group of government securities that differs from the composition of the Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's variable annuity mortgage fund peer group for the one-, five- and since inception-periods ended June 30, 1998, were 9.07 percent, 6.62 percent and 9.06 percent, respectively. The Fund's Adviser currently limits expenses to 0.70 percent of average net assets. Absent past limits, total return would have been less. Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.

------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Money Market Fund, Variable Series
------------------------------------------------------------------------------

Q: How did the Fund perform?

A: The Stein Roe Money Market Fund, Variable Series, performed in line with the peer group and the Index for the six-month period ended June 30, 1998. The total return for the Fund was 2.55 percent, versus 2.53 percent for the 90-day Treasury Bill Index and 2.48 percent for the Lipper money market fund peer group. The Fund's average total return for the one-year, five-year and since inception periods ended June 30, 1998, were 3.85 percent, 4.39 percent and 5.17 percent, respectively.

Q: What affected the change in the Fund's yield?

A: When year-end financing pressures wore off, the inflated rates being offered by money market securities lowered, as we expected. As a result, the Fund's seven-day yield decreased from 5.32 percent at Dec. 31, 1997 to 5.05 percent at June 30, 1998. With the exception of the year-end peak keeping yields high at the beginning of the year, the yield curve remained flat. We lengthened the Fund's weighted average maturity to approximately 33.1 days (neutral maturity) because we don't expect the Federal Reserve to increase interest rates anytime soon.

Q: Did the Fund's structure change throughout the period?

A: We've been moving into domestic commercial paper throughout 1998, as reflected in the Fund's holdings. We've limited our Japanese positions in letters of credit commercial paper and Yankee CDs because we believe it was in the Fund's best interest to limit exposure to that area. However, our position in Yankee CDs increased because we believe securities backed by Canadian and European banks are still attractive purchases. During the first quarter of the fiscal year, our holdings in federal agency securities matured. Although we would have liked to maintain the Fund's exposure to that sector, it was too expensive to make attractive new purchases. We wanted to add to our position in variable rate note securities as a hedge against interest rate fluctuations, but we had a hard time finding any of these "floaters" throughout the year, as they were not offered at attractive prices. We instead replaced our floaters and a maturing federal agency note with a one-year Yankee CD from Canada (4.0 percent of total net assets) and some regular commercial paper.

Q: Based on the riskiness of investing in Asian markets, does the Fund have any exposure there?

A: The Fund did hold Japanese letter of credit commercial paper. We often invest in Japanese-backed issues when they are offering attractive yields. However, during this period, when the Fund's Japanese holdings matured we did not replace them because we believe there is presently too much risk in having exposure to that area. We invested the proceeds in regular commercial paper and a Yankee CD. The Fund's average yield decreased slightly as a result of this move.

Q: Was there any change in interest rate activity throughout the six-month period?

A: We saw a spark in the shortest-term rates near the end of the six-month period, as the date of the Federal Open Market Committee (FOMC) meeting approached and created speculation about the direction of interest rates. However, long-term interest rates remained unchanged throughout the entire period. There was a stated bias toward tightening rates at the May meeting, but rates remained unchanged, likely due to problems in Asia. In the days since that meeting, the situation in Asia has become worse. Because of that, we believe interest rates will remain unchanged for at least a few more months.

Q: Although a flat yield curve restricts some value trading, isn't stability good for a money market fund?

A: Yes. In circumstances like we've seen this year, when the stock and bond markets are high and both markets are volatile, many investors shift assets into money market funds for stability. Investors also use money market funds as the cash basis of their investment portfolio. While money market funds have not returned resounding rates, given the current interest rate environment, we believe they have provided decent returns for short-term, high-liquidity investing.

Q: What's your investment strategy for the remainder of 1998?

A: Part of our strategy will depend on what the Federal Reserve does with interest rates. Until investors begin to believe that there will be a change in interest rates, yields will remain flat. Factors that may push rates up include a recovery in Asia, increased inflation in the United States or stronger-than-expected economic growth.

We plan to lengthen the Fund's duration when we see the potential for profiting from this move. We'll remain cautious in our maturity range, too. Without finding value in the Japanese market, we plan to remain heavily invested in U.S. commercial paper. We will also continue to invest in letter of credit commercial paper and European and Canadian Yankee CDs when they offer good relative values.

Past performance is no guarantee of future results. Share price and investment returns will vary, so you may have a gain or loss when you sell shares. Portfolio holdings are as of June 30, 1998; portfolio data is subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The 30-day Treasury Bill Index is an unmanaged group of stocks that differs from the composition of each Stein Roe fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's money market fund peer group for the one-, five- and since inception-periods ended June 30, 1998, were 5.22 percent, 4.71 percent and
5.34 percent, respectively. Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Stein Roe Special Venture Fund, Variable Series / June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                         Market
                                             Shares       Value
                                            -------   -----------
COMMON STOCKS--(93.1%)
Apparel Manufacturers--(2.1%)
Columbia Sportswear (a) .............       185,700   $ 3,528,300
                                                      -----------
Banks/Savings and Loans--(2.5%)
National Bancorp of Alaska ..........        74,800     2,309,450
Rancho Santa Fe National Bank (a) ...       111,900     1,846,350
                                                      -----------
                                                        4,155,800
                                                      -----------
Broadcasting/Media--(9.8%)
Central European Media Enterprises
  Limited (a) .......................       293,000     6,336,125
Metro Networks (a) ..................       234,600    10,117,125
                                                      -----------
                                                       16,453,250
                                                      -----------
Business Services--(6.5%)
Alternative Resources (a) ...........       405,800     5,021,775
Interim Services (a) ................        34,100     1,095,462
Metamor Worldwide (a) ...............       136,000     4,785,500
                                                      -----------
                                                       10,902,737
                                                      -----------
Computer Hardware, Software, and Services--(6.5%)
BARRA (a) ...........................       147,700     3,618,650
National Computer Systems ...........        80,200     1,924,800
Radiant Systems (a) .................       108,600     1,574,700
SPSS (a) ............................       157,700     3,666,525
                                                      -----------
                                                       10,784,675
                                                      -----------
Containers-Metal/Glass--(1.9%)
Silgan Holdings (a) .................       115,700     3,239,600
                                                      -----------
Cosmetics--(2.6%)
Nu Skin Asia (a) ....................       224,000     4,368,000
                                                      -----------
Dental Products--(1.7%)
National Dentex (a) .................       118,000     2,773,000
                                                      -----------
Diversified Operations--(4.7%)
Fisher Companies ....................        39,500     2,804,500
Triarc Companies ....................       228,000     5,001,750
                                                      -----------
                                                        7,806,250
                                                      -----------
Electronic Components--(10.6%)
Artesyn Technologies (a) ............       244,000     3,904,000
AVX .................................       186,600     2,997,262
Black Box (a) .......................       133,400     4,427,212
Kent Electronics (a) ................       162,800     2,981,275
Hubbell
  Class A ...........................         5,000       218,125
  Class B ...........................        78,700     3,275,888
                                                      -----------
                                                       17,803,762
                                                      -----------

                                                         Market
                                            Shares        Value
                                            -----        ------
Health Services and Equipment--(8.9%)
BioSource International (a) .........       262,000   $ 1,457,375
Complete Management (a) .............       142,000       559,125
Urologix (a) ........................       166,900     1,418,650
Uroquest Medical (a) ................       309,200       811,650
Xomed Surgical Products (a) .........       256,900     7,996,013
Young Innovations (a) ...............       174,700     2,686,013
                                                      -----------
                                                       14,928,826
                                                      -----------
Insurance--(6.7%)
Meadowbrook Insurance Group .........       331,800     9,020,812
PAULA Financial .....................       112,200     2,258,025
                                                      -----------
                                                       11,278,837
                                                      -----------
Marketing Services--(0.3%)
Catalina Marketing (a) ..............         9,000       467,437
                                                      -----------
Oil/Gas--(1.7%)
Barrett Resources (a) ...............        15,000       561,562
Meridian Resource (a) ...............       325,800     2,300,962
                                                      -----------
                                                        2,862,524
                                                      -----------
Optical Supplies--(3.7%)
Sola International (a) ..............       191,400     6,256,388
                                                      -----------
Pharmaceuticals--(1.7%)
Ligand Pharmaceuticals (a) ..........       150,200     1,933,825
Shire Pharmaceuticals
  Group ADRs (a) ....................        43,300       925,538
                                                      -----------
                                                        2,859,363
                                                      -----------
Photographic Equipment and Supplies--(2.3%)
Ballantyne of Omaha (a) .............       461,750     3,867,156
                                                      -----------
Publishing--(2.6%)
CMP Media (a) .......................       248,500     4,348,750
                                                      -----------
Real Estate Development/Management--(8.2%)
CB Commercial Real Estate
  Services Group (a) ................       292,000     9,763,750
LaSalle Partners (a) ................        89,000     3,960,500
                                                      -----------
                                                       13,724,250
                                                      -----------
Retail--(2.9%)
Regis ...............................       120,400     3,559,325
Video Update (a) ....................       879,000     1,263,563
                                                      -----------
                                                        4,822,888
Specialty Chemical--(1.9%)
ChemFirst ...........................       127,800     3,226,950
                                                      -----------

                                                                      Market
SCHEDULE OF INVESTMENTS                                   Shares       Value
(Continued)                                               -------   -----------
COMMON STOCKS (Continued)
Wholesale Distribution--(3.3%)
Henry Schein (a) ..............................          81,300    $   3,749,963
School Specialty (a) ..........................         111,000        1,817,625
                                                                   -------------
                                                                       5,567,588
                                                                   -------------
Total Common Stocks
(Cost $159,525,243) ...........................                      156,026,331
                                                                   -------------


                                                         Principal    Market
                                                           Amount      Value
                                                          -------   -----------
SHORT-TERM OBLIGATIONS--(7.6%)
Commercial Paper--(7.6%)
Associate Corp. of North America 6.250% 7/01/98   $   7,770,000    $   7,770,000
Windmill Funding 6.250% 7/01/98 ...............       5,000,000        5,000,000
                                                                   -------------
Total Short-Term Obligations
(Cost $12,770,000) ............................                       12,770,000
                                                                   -------------
Total Investments--(100.7%)
(Cost $172,295,243) (b) .......................                      168,796,331
Other Assets, less Liabilities--(-0.7%) .......                       (1,224,745)
                                                                   -------------
Total Net Assets--(100.0%) ....................                    $ 167,571,586
                                                                   =============


Notes to Portfolio of Investments
--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) At June 30, 1998, the cost of investments for federal income tax purposes was $172,300,497. Net unrealized depreciation was $3,504,166, comprising of gross unrealized appreciation of $18,860,999 and gross unrealized depreciation of $22,365,165.


                         See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Special Venture Fund, Variable Series / June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------


Assets:
Investments, at market value (identified cost $172,295,243) ............   $ 168,796,331
Cash ...................................................................          53,444
Receivable for investments sold ........................................       2,462,157
Dividends receivable ...................................................          59,756
Other assets ...........................................................          18,248
                                                                           -------------
    Total assets .......................................................     171,389,936
                                                                           -------------
Liabilities:
Payable for investments purchased ......................................       3,319,705
Payable for fund shares repurchased ....................................         335,313
Payable to investment adviser and transfer agent .......................          91,229
Accrued expenses payable ...............................................          72,103
                                                                           -------------
    Total liabilities ..................................................       3,818,350
                                                                           -------------
Net assets .............................................................   $ 167,571,586
                                                                           =============
Net assets represented by:
  Paid-in capital ......................................................   $ 164,682,376
  Accumulated net investment loss ......................................        (143,089)
  Accumulated net realized gains on investments ........................       6,532,029
  Net unrealized depreciation on investments ...........................      (3,499,730)
                                                                           -------------
Total net assets applicable to outstanding shares of beneficial interest   $ 167,571,586
                                                                           =============
Shares of beneficial interest outstanding ..............................      10,852,908
                                                                           =============
Net asset value per share ..............................................   $       15.44
                                                                           =============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Investment income:
Interest income ..................................................   $    314,006
Dividends ........................................................        242,599
                                                                     ------------
    Total investment income ......................................        556,605
                                                                     ------------
Expenses:
  Management fee .................................................        476,837
  Administrative fee .............................................        143,051
  Accounting fee .................................................         14,281
  Printing expense ...............................................         11,160
  Audit and legal fees ...........................................          9,300
  Trustees' expense ..............................................          3,906
  Transfer agent fee .............................................          3,750
  Miscellaneous expense ..........................................         37,243
                                                                     ------------
    Total expenses ...............................................        699,528
                                                                     ------------
Net investment loss ..............................................       (142,923)
Realized and unrealized gains (losses) on investments:
  Net realized gains on investments ..............................      6,588,529
  Change in unrealized appreciation or depreciation on investments    (17,207,265)
                                                                     ------------
Net decrease in net assets resulting from operations .............   $(10,761,659)
                                                                     ============

                         See Notes to Financial Statements.

------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Special Venture Fund, Variable Series / June 30, 1998
------------------------------------------------------------------------------

                                                                                     Six Months Ended    Year Ended
                                                                                       June 30, 1998    December 31,
                                                                                        (Unaudited)          1997
                                                                                       -------------    -------------
Operations:
  Net investment income (loss) .....................................................   $    (142,923)   $      84,501
  Net realized gains on investments ................................................       6,588,529       16,866,896
  Change in unrealized appreciation or depreciation on investments .................     (17,207,265)      (2,574,259)
                                                                                       -------------    -------------
Net increase (decrease) in net assets resulting from operations ....................     (10,761,659)      14,377,138
                                                                                       -------------    -------------
Distributions declared from:
  Net investment income ............................................................         (51,000)        (265,000)
  Net realized gains on investments ................................................     (16,912,000)     (36,940,000)
                                                                                       -------------    -------------
Total distributions ................................................................     (16,963,000)     (37,205,000)
                                                                                       -------------    -------------
Fund share transactions:
  Proceeds from fund shares sold ...................................................      11,542,902       56,760,177
  Cost of fund shares repurchased ..................................................     (33,799,412)     (66,766,579)
  Distributions reinvested .........................................................      16,963,000       37,205,000
                                                                                       -------------    -------------
Net increase (decrease) in net assets resulting from fund share transactions .......      (5,293,510)      27,198,598
                                                                                       -------------    -------------
Total increase (decrease) in net assets ............................................     (33,018,169)       4,370,736
Net assets:
  Beginning of year ................................................................     200,589,755      196,219,019
                                                                                       -------------    -------------
  End of year ......................................................................   $ 167,571,586    $ 200,589,755
                                                                                       =============    =============
Accumulated undistributed net investment income (loss) included in ending net assets   $    (143,089)   $      50,834
                                                                                       =============    =============
Analysis of changes in shares of beneficial interest:
  Shares sold ......................................................................         666,516        3,128,771
  Shares repurchased ...............................................................      (1,957,828)      (3,703,394)
  Distributions reinvested .........................................................         998,996        2,256,218
                                                                                       -------------    -------------
Net increase (decrease) ............................................................        (292,316)       1,681,595
                                                                                       =============    =============


                         See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Special Venture Fund, Variable Series
--------------------------------------------------------------------------------

                                                            Six Months Ended           Years Ended December 31,
                                                             June 30, 1998 ----------------------------------------------
                                                              (Unaudited)     1997        1996        1995         1994
                                                              -----------  --------     --------    --------     --------
Per share operating performance:
Net asset value, beginning of year ........................   $  18.00     $  20.73     $  16.33    $  14.74     $  16.53
                                                              --------     --------     --------    --------     --------
Net investment income (loss) ..............................      (0.01)        0.01         0.04        0.04         0.06
Net realized and unrealized gains (losses) on investments .      (0.98)        1.25         4.36        1.69         0.09
                                                              --------     --------     --------    --------     --------
Total from investment operations ..........................      (0.99)        1.26         4.40        1.73         0.15
                                                              --------     --------     --------    --------     --------
Less distributions:
  Dividends from and in excess of net investment income ...         --        (0.03)          --       (0.04)       (0.07)
  Distributions from and in excess of net realized gains
    on investments ........................................      (1.57)       (3.96)          --       (0.10)       (1.87)
                                                              --------     --------     --------    --------     --------
Total distributions .......................................      (1.57)       (3.99)          --       (0.14)       (1.94)
                                                              --------     --------     --------    --------     --------
Net asset value, end of year ..............................   $  15.44     $  18.00     $  20.73    $  16.33     $  14.74
                                                              ========     ========     ========    ========     ========
Total return:
Total investment return ...................................      (6.25)%       7.81%       26.94%      11.75%        1.19%(b)
Ratios/supplemental data:
Net assets, end of year (000's) ...........................   $167,572     $200,590     $196,219    $143,248     $134,078
Ratio of expenses to average net assets ...................       0.73%        0.73%        0.75%       0.76%        0.80%(a)
Ratio of net investment income (loss) to average net assets      (0.15)%       0.04%        0.20%       0.26%        0.44%(b)
Portfolio turnover ratio ..................................         32%          93%         100%        132%         144%
Average commissions (per share) ...........................   $ 0.0353     $ 0.0453     $ 0.0251          --           --

(a) These ratios were not materially affected by the reimbursement of certain expenses by the Adviser.

(b) Computed giving effect to the Adviser's expense limitation undertaking.


                         See Notes to Financial Statements.

------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Stein Roe Growth Stock Fund, Variable Series / June 30, 1998 (Unaudited)
------------------------------------------------------------------------------

                                                           Market
                                               Shares       Value
                                               ------    -----------
COMMON STOCKS--(97.2%)
Banks--(1.8%)
NationsBank ............................        60,000   $ 4,590,000
                                                         -----------
Business Services--(2.7%)
Paychex ................................       165,000     6,713,438
                                                         -----------
Computers and Computer Software--(11.3%)
Cisco Systems (a) ......................       120,000    11,047,500
Intel ..................................        80,000     5,930,000
Microsoft (a) ..........................        70,000     7,586,250
Peoplesoft (a) .........................        85,000     3,995,000
                                                         -----------
                                                          28,558,750
                                                         -----------
Consumer Related--(10.5%)
Cendant (a) ............................       275,000     5,740,625
Gillette ...............................       140,000     7,936,250
Procter & Gamble .......................        90,000     8,195,625
Unilever ...............................        60,000     4,736,250
                                                         -----------
                                                          26,608,750
                                                         -----------
Drugs--(8.7%)
Eli Lilly & Company ....................       100,000     6,606,250
Merck & Company ........................        50,000     6,687,500
Pfizer .................................        80,000     8,695,000
                                                         -----------
                                                          21,988,750
                                                         -----------
Electrical Equipment--(4.9%)
General Electric .......................       100,000     9,100,000
Philips Electronics ....................        40,000     3,400,000
                                                         -----------
                                                          12,500,000
                                                         -----------
Energy--(2.2%)
Schlumberger Limited ...................        80,000     5,465,000
                                                         -----------
Financial Services--(9.7%)
American Express .......................        75,000     8,550,000
Fannie Mae .............................       140,000     8,505,000
Household International ................       150,000     7,462,500
                                                         -----------
                                                          24,517,500
                                                         -----------
Food/Beverage/Tobacco--(3.0%)
Coca-Cola ..............................        90,000     7,695,000
                                                         -----------

                                                           Market
                                               Shares       Value
                                               ------    -----------
Health Care--(2.3%)
Johnson & Johnson ......................        80,000   $ 5,900,000
                                                         -----------
Insurance--(6.8%)
American International Group ...........        56,250     8,212,500
Travelers Group ........................       150,000     9,093,750
                                                         -----------
                                                          17,306,250
                                                         -----------
Leisure & Entertainment--(5.4%)
Walt Disney ............................        50,000     5,253,125
Time Warner ............................       100,000     8,543,750
                                                         -----------
                                                          13,796,875
                                                         -----------
Medical Supplies--(3.2%)
Medtronic ..............................       125,000     7,968,750
                                                         -----------
Oil and Gas--(0.9%)
R&B Falcon (a) .........................       100,000     2,262,500
                                                         -----------
Retail--(6.6%)
Home Depot .............................       100,000     8,306,250
Kohl's (a) .............................       160,000     8,300,000
                                                         -----------
                                                          16,606,250
                                                         -----------
Rubber, Plastic & Related--(2.6%)
Illinois Tool Works ....................       100,000     6,668,750
                                                         -----------
Telecommunications--(14.6%)
Alcatel Alsthom ADRs ...................       100,000     4,068,750
LM Ericcson Telecommunications
  ADRs, class B ........................       280,000     8,015,000
Lucent Technologies ....................       120,000     9,982,500
Tellabs (a) ............................       100,000     7,162,500
WorldCom (a) ...........................       160,000     7,750,000
                                                         -----------
                                                          36,978,750
                                                         -----------
Total Common Stocks
  (Cost $114,512,773) ..................                 246,125,313
                                                         -----------

SCHEDULE OF INVESTMENTS                   Principal        Market
(Continued)                                Amount           Value
                                          ---------     ------------
SHORT-TERM OBLIGATION--(2.6%)
Commercial Paper--(2.6%)
Associates Corp. of North America
  6.250% 7/01/98
  (Cost $6,725,000) ..................     $6,725,000   $  6,725,000
                                                        ------------
Total Investments--(99.8%)
(Cost $121,237,773) (b) ..............                   252,850,313
Other Assets, less Liabilities--(0.2%)                       400,715
                                                        ------------
Total Net Assets (100.0%) ............                  $253,251,028
                                                        ============

Notes to Portfolio of Investments
--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) At June 30, 1998, the cost of investments for federal income tax purposes was $121,239,014. Net unrealized appreciation was $131,611,299, comprising of gross unrealized appreciation of $132,196,561 and gross unrealized depreciation of $585,262.

                         See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Growth Stock Fund, Variable Series / June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------


Assets:
Investments, at market value (identified cost $121,237,773) ............   $252,850,313
Cash ...................................................................         50,251
Receivable for fund shares sold ........................................        354,263
Dividends receivable ...................................................        152,587
Other assets ...........................................................         11,536
                                                                           ------------
    Total assets .......................................................    253,418,950
                                                                           ------------
Liabilities:
Payable to investment adviser and transfer agent .......................        131,895
Accrued expenses payable ...............................................         35,355
Payable for fund shares repurchased ....................................            672
                                                                           ------------
    Total liabilities ..................................................        167,922
                                                                           ------------
Net assets .............................................................   $253,251,028
                                                                           ============
Net assets represented by:
  Paid-in capital ......................................................   $114,840,012
  Accumulated undistributed net investment income ......................        203,594
  Accumulated net realized gains on investments ........................      6,594,613
  Net unrealized appreciation on investments ...........................    131,612,809
                                                                           ------------
Total net assets applicable to outstanding shares of beneficial interest   $253,251,028
                                                                           ============
Shares of beneficial interest outstanding ..............................      6,270,143
                                                                           ============
Net asset value per share ..............................................   $      40.39
                                                                           ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Investment income:
Dividends .................................................................   $   838,457
Interest income ...........................................................       166,418
                                                                              -----------
    Total investment income ...............................................     1,004,875
                                                                              -----------
Expenses:
  Management fee ..........................................................       574,099
  Administrative fee ......................................................       172,230
  Accounting fee ..........................................................        14,767
  Audit and legal fees ....................................................         8,100
  Trustees' expense .......................................................         7,921
  Printing expense ........................................................         5,340
  Transfer agent fee ......................................................         3,750
  Miscellaneous expense ...................................................        14,422
                                                                              -----------
    Total expenses ........................................................       800,629
                                                                              -----------
Net investment income .....................................................       204,246
Realized and unrealized gains on investments:
  Net realized gains on investments .......................................     6,596,089
  Change in unrealized appreciation or depreciation on investments ........    33,094,381
                                                                              -----------
Net increase in net assets resulting from operations ......................   $39,894,716
                                                                              ===========

                         See Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Growth Stock Fund, Variable Series
--------------------------------------------------------------------------------------------------------------


                                                                                Six Months Ended  Year Ended
                                                                                  June 30, 1998  December 31,
                                                                                   (Unaudited)       1997
                                                                                -------------    -------------
Operations:
  Net investment income .....................................................   $     204,246    $     610,654
  Net realized gains on investments .........................................       6,596,089       12,625,736
  Change in unrealized appreciation or depreciation on investments ..........      33,094,381       39,257,702
                                                                                -------------    -------------
Net increase in net assets resulting from operations ........................      39,894,716       52,494,092
                                                                                -------------    -------------
Distributions declared from:
  Net investment income .....................................................        (590,000)        (710,000)
  Net realized gains on investments .........................................     (12,603,000)      (7,500,000)
                                                                                -------------    -------------
Total distributions .........................................................     (13,193,000)      (8,210,000)
                                                                                -------------    -------------
Fund share transactions:
  Proceeds from fund shares sold ............................................      18,004,675       35,528,562
  Cost of fund shares repurchased ...........................................     (18,047,824)     (36,502,167)
  Distributions reinvested ..................................................      13,193,000        8,210,000
                                                                                -------------    -------------
Net increase in net assets resulting from fund share transactions ...........      13,149,851        7,236,395
                                                                                -------------    -------------
Total increase in net assets ................................................      39,851,567       51,520,487
Net assets:
  Beginning of year .........................................................     213,399,461      161,878,974
                                                                                -------------    -------------
  End of year ...............................................................   $ 253,251,028    $ 213,399,461
                                                                                =============    =============
Accumulated undistributed net investment income included in ending net assets   $     203,594    $     589,348
                                                                                =============    =============
Analysis of changes in shares of beneficial interest:
  Shares sold ...............................................................         477,159        1,104,794
  Shares repurchased ........................................................        (479,934)      (1,131,238)
  Distributions reinvested ..................................................         366,676          274,215
                                                                                -------------    -------------
Net increase ................................................................         363,901          247,771
                                                                                =============    =============


                         See Notes to Financial Statements.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Growth Stock Fund, Variable Series
-------------------------------------------------------------------------------

                                                         Six Months Ended           Years Ended December 31,
                                                          June 30, 1998 ----------------------------------------------
                                                           (Unaudited)     1997        1996        1995         1994
                                                           -----------  --------     --------    --------     --------
Per share operating performance:
Net asset value, beginning of year .....................   $  36.13     $  28.61     $  23.59    $  18.11     $ 20.65
                                                           --------     --------     --------    --------     -------
Net investment income ..................................       0.03         0.10         0.13        0.15        0.15
Net realized and unrealized gains (losses)
  on investments .......................................       6.45         8.84         4.89        6.68       (1.46)
                                                           --------     --------     --------    --------     -------
Total from investment operations .......................       6.48         8.94         5.02        6.83       (1.31)
                                                           --------     --------     --------    --------     -------
Less distributions:
  Dividends from and in excess of net investment income       (0.10)       (0.12)          --       (0.15)      (0.17)
  Distributions from and in excess of net realized gains
    on investments .....................................      (2.12)       (1.30)          --       (1.20)      (1.06)
                                                           --------     --------     --------    --------     -------
Total distributions ....................................      (2.22)       (1.42)          --       (1.35)      (1.23)
                                                           --------     --------     --------    --------     -------
Net asset value, end of year ...........................   $  40.39     $  36.13     $  28.61    $  23.59     $ 18.11
                                                           ========     ========     ========    ========     =======
Total return:
Total investment return ................................      18.68%       32.28%       21.28%      37.73%      (6.35)%
Ratios/supplemental data:
Net assets, end of year (000's) ........................   $253,251     $213,399     $161,879    $136,834     $98,733
Ratio of expenses to average net assets ................       0.70%        0.71%        0.73%       0.74%       0.77%
Ratio of net investment income to average net assets ...       0.18%        0.32%        0.49%       0.72%       0.75%
Portfolio turnover ratio ...............................         22%          28%          35%         41%         72%
Average commissions (per share) ........................   $ 0.0564     $ 0.0583     $ 0.0534          --          --


                         See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Stein Roe Balanced Fund, Variable Series / June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                        Market
                                            Shares       Value
                                            ------    -----------
COMMON STOCKS--(56.9%)
Automotive--(0.7%)
Honda Motor Company ADRs ............        32,000   $ 2,286,000
                                                      -----------
Banks--(5.8%)
Banc One ............................        64,125     3,578,949
BankAmerica .........................        56,000     4,840,500
Bayerische Vereinsbank ..............        33,000     2,806,371
Citicorp ............................        26,000     3,880,500
Royal Bank of Scotland Group ........       150,000     2,603,037
Westpac Banking .....................       345,000     2,104,440
                                                      -----------
                                                       19,813,797
                                                      -----------
Building and Construction--(1.4%)
Masco ...............................        40,000     2,420,000
Royal Group Technologies Limited (a)         80,000     2,320,000
                                                      -----------
                                                        4,740,000
                                                      -----------
Chemicals--(1.8%)
E.I. Du Pont de Nemours .............        43,000     3,208,875
Praxair .............................        60,000     2,808,750
                                                      -----------
                                                        6,017,625
                                                      -----------
Commercial Services--(1.8%)
Cendant (a) .........................       138,186     2,884,633
Unilever ............................        40,000     3,157,500
                                                      -----------
                                                        6,042,133
                                                      -----------
Computers--(0.8%)
International Business Machines .....        24,000     2,755,500
                                                      -----------
Drugs/Health Care--(6.7%)
American Home Products ..............        90,000     4,657,500
Bristol-Myers Squibb ................        34,000     3,907,875
Elan ADRs (a) .......................        57,000     3,665,812
Eli Lilly & Company .................        58,000     3,831,625
Pfizer ..............................        34,000     3,695,375
SmithKline Beecham ADRs .............        50,000     3,025,000
                                                      -----------
                                                       22,783,187
                                                      -----------
Electrical Equipment--(3.4%)
Emerson Electric ....................        62,000     3,743,250
General Electric ....................        50,000     4,550,000
Hubbell, class B ....................        75,000     3,121,875
                                                      -----------
                                                       11,415,125
                                                      -----------
Electronics--(2.3%)
Analog Devices (a) ..................        95,000     2,333,437
Intel ...............................        37,000     2,742,625
Sony ADRs ...........................        30,000     2,581,875
                                                      -----------
                                                        7,657,937
                                                      -----------

                                                        Market
                                            Shares       Value
                                            ------    -----------
Entertainment--(0.5%)
CBS .................................        53,000   $ 1,682,750
                                                      -----------
Financial Services--(2.8%)
Freddie Mac .........................        84,000     3,953,250
Heller Financial (a) ................        60,000     1,800,000
Travelers Group .....................        60,000     3,637,500
                                                      -----------
                                                        9,390,750
                                                      -----------
Food/Beverage/Tobacco--(2.8%)
PepsiCo .............................        70,000     2,883,125
Philip Morris Companies .............        80,000     3,150,000
Sara Lee ............................        60,000     3,356,250
                                                      -----------
                                                        9,389,375
                                                      -----------
Funeral Services--(0.9%)
Service Corporation International ...        70,000     3,001,250
                                                      -----------
Housewares--(1.0%)
Newell ..............................        67,000     3,337,437
                                                      -----------
Networking Products--(0.8%)
Cisco Systems (a) ...................        28,000     2,577,750
                                                      -----------
Oil/Gas--(2.2%)
British Petroleum ADRs ..............        27,000     2,382,750
Chevron .............................        17,000     1,412,062
Cooper Cameron (a) ..................        42,000     2,142,000
Ocean Energy (a) ....................        84,500     1,653,031
                                                      -----------
                                                        7,589,843
                                                      -----------
Paper & Forest Products--(0.6%)
Plum Creek Timber Company, L.P. .....        74,000     2,224,625
                                                      -----------
Real Estate--(2.8%)
Crescent Real Estate Equities .......        60,000     2,017,500
Reckson Associates ..................       103,800     2,452,275
Reckson Service Industries (a) ......        26,520        87,847
Security Capital Group, class B (a) .       100,000     2,662,500
Security Capital Group, class B
  warrants (a) ......................         4,654         1,600
Starwood Hotels & Resorts ...........        48,000     2,319,000
                                                      -----------
                                                        9,540,722
                                                      -----------
Retail--(3.9%)
Home Depot ..........................        60,500     5,025,281
Kohl's (a) ..........................        62,000     3,216,250
Wal-Mart Stores .....................        83,000     5,042,250
                                                      -----------
                                                       13,283,781
                                                      -----------

SCHEDULE OF INVESTMENTS                                   Market
(Continued)                                Shares         Value
                                          ---------   ------------
COMMON STOCKS (Continued)
Telecommunications--(8.5%)
AirTouch Communications (a) .........        80,000   $ 4,675,000
Alcatel Alsthom ADRs ................        70,000     2,848,125
GTE .................................        57,000     3,170,625
LM Ericsson Telecommunications ADRs,
  class B ...........................       140,000     4,007,500
Lucent Technologies .................        28,000     2,329,250
Telebras ADRs .......................        27,500     3,002,656
Tele-Communications (a) .............        55,000     2,114,063
Tellabs (a) .........................        31,000     2,220,375
WorldCom (a) ........................        90,000     4,359,375
                                                      -----------
                                                       28,726,969
                                                      -----------
Transportation--(1.4%)
Canadian National Railway ...........        41,000     2,178,125
FDX (a) .............................        39,000     2,447,250
                                                      -----------
                                                        4,625,375
                                                      -----------
Utilities--(3.2%)
El Paso Natural Gas .................        76,000     2,907,000
Endesa ADRs .........................       110,000     2,378,750
Enron Corporation ...................        40,000     2,162,500
Kinder Morgan Energy Partners, L.P. .        92,409     3,338,286
                                                      -----------
                                                       10,786,536
                                                      -----------
Water Treatment Systems--(0.8%)
U.S. Filter (a) .....................       100,000     2,806,250
                                                      -----------
Total Common Stocks
(Cost $136,012,976) ...............................   192,474,717
                                                      -----------


                                                     Par
                                                    Value
                                                   --------
LONG-TERM OBLIGATIONS--(37.0%)
Air Transportation--(0.7%)
Federal Express 1994
  Pass-Through Certificates
  Series A310-A1 7.530% 9/23/06 .................   $1,575,000    1,657,483
United Airlines 1991
  Pass-Through Certificates
  Series A-1 9.200% 3/22/08 .....................      646,417      739,669
                                                                 ----------
                                                                  2,397,152
                                                                 ----------
Asset-Backed Securities--(1.4%)
ALPS Series 1994-1 Class C2 9.350% 9/15/04 ......    1,989,855    2,124,170
American Mortgage Trust Series 1993-3
  Class 3B 8.190% 9/27/22 .......................    2,091,860    2,074,644
Greentree Home Improvement
  Loan Trust Series 1994-A Class A 7.050% 3/15/14      583,938      594,233
                                                                 ----------
                                                                  4,793,047
                                                                 ----------


                                                     Par           Market
                                                    Value           Value
                                                   --------      ----------
Banks--(2.0%)
Den Danske Bank 6.550% 9/15/03 ..................   $2,250,000   $2,281,927
Deutsche Ausgleichsbank 7.000% 9/24/01 ..........    2,250,000    2,332,057
First Chicago NBD 6.125% 2/15/06 ................    2,250,000    2,232,675
                                                                 ----------
                                                                  6,846,659
                                                                 ----------
Construction & Housing--(0.8%)
Hanson Overseas 6.750% 9/15/05 ..................    2,500,000    2,570,600
                                                                 ----------
Drugs/Healthcare--(0.7%)
Glaxo Wellcome 6.125% 1/25/06 ...................    2,500,000    2,534,525
                                                                 ----------
Extractive-Energy--(0.8%)
BOC Group 5.875% 1/29/01 ........................    2,750,000    2,742,575
                                                                 ----------
Foreign Government Regional Bond--(0.9%)
Corporacion Andina de Fomento 6.625% 10/14/98 ...    2,900,000    2,901,827
                                                                 ----------
Financial--(1.2%)
Associates Corp. of North America 7.500% 4/15/02     4,000,000    4,176,920
                                                                 ----------
Industrial--(0.9%)
USX 6.850% 3/1/08 ...............................    3,000,000    3,026,580
                                                                 ----------
Insurance--(0.8%)
Prudential Insurance 7.650% 7/1/07 ..............    2,500,000    2,703,725
                                                                 ----------
Mortgage-Backed Securities--(0.1%)
MDC Mortgage Funding Series Q
  Class 5 8.850% 3/20/18 ........................      159,244      165,666
                                                                 ----------

SCHEDULE OF INVESTMENTS                                  Par          Market
(Continued)                                             Value          Value
                                                       ------          -----
LONG-TERM OBLIGATIONS (Continued)
U.S. Government and Agency Obligations--(26.7%)
FHLMC Gold
  6.500% 12/1/10 ...............................   $    906,589   $    912,255
  6.500% 5/1/11 ................................        777,518        782,378
  6.500% 6/1/11 ................................      5,048,136      5,078,777
  12.000% 7/1/20 ...............................      1,044,924      1,199,050
  6.500% 3/1/26 ................................      3,481,668      3,472,964
  6.500% 6/1/26 ................................      2,279,116      2,273,419
  6.500% 2/1/27 ................................        976,835        973,475
  6.500% 3/1/27 ................................      2,767,531      2,758,012
  6.500% 4/1/27 ................................        920,982        917,814
GNMA
  7.125% 7/20/25 ...............................        695,552        709,011
  8.000% 3/15/26 ...............................      3,823,215      3,961,806
U.S. Treasury Bonds
  7.250% 5/15/16 ...............................      5,500,000      6,444,405
  7.875% 2/15/21 ...............................      4,500,000      5,711,850
  7.125% 2/15/23 ...............................      4,150,000      4,910,114
U.S. Treasury Notes
  6.375% 1/15/99 ...............................      4,000,000      4,021,000
  6.875% 8/31/99 ...............................      5,500,000      5,582,610
  6.750% 4/30/00 ...............................      3,500,000      3,573,955
  6.375% 5/15/00 ...............................      9,700,000      9,849,768
  7.875% 8/15/01 ...............................      3,250,000      3,461,608
  6.250% 2/15/03 ...............................      6,500,000      6,686,550
  5.750% 8/15/03 ...............................      8,000,000      8,085,360
  6.500% 5/15/05 ...............................      4,500,000      4,751,010
  6.500% 8/15/05 ...............................      4,000,000      4,221,920
                                                                  ------------
                                                                    90,339,111
                                                                  ------------
Total Long-Term Obligations
(Cost $120,695,126) ...........................................    125,198,387
                                                                  ------------

                                                        Par           Market
                                                       Value          Value
                                                      ------      -------------
SHORT-TERM OBLIGATIONS
Commercial Paper--(5.5%)
Associates Corp. of North America 6.250% 7/01/98   $ 13,615,000   $ 13,615,000
Windmill Funding 6.250% 7/1/98 .................      5,000,000      5,000,000
                                                                  ------------
Total Short-Term Obligations
(Cost $18,615,000) ............................................     18,615,000
                                                                  ------------
Total Investments--(99.4%)
(Cost $275,323,102) (b) .......................................    336,288,104
Other Assets, less Liabilities--(0.6%) ........................      2,152,601
                                                                  ------------
Total Net Assets--(100.0%) ....................................   $338,440,705
                                                                  ============


Notes to Portfolio of Investments
--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) At June 30, 1998, the cost of investments for federal income tax purposes was $275,361,018. Net unrealized appreciation was $60,927,086 comprising of gross unrealized appreciation of $64,794,264 and gross unrealized depreciation of $3,867,178.


                         See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Balanced Fund, Variable Series / June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------


Assets:
Investments, at market value (identified cost $275,323,102) ............   $336,288,104
Cash ...................................................................         53,272
Dividends and interest receivable ......................................      2,431,989
Receivable for investments sold ........................................      1,524,646
Receivable for fund shares sold ........................................         21,394
Other assets ...........................................................         34,096
                                                                           ------------
    Total assets .......................................................    340,353,501
                                                                           ------------
Liabilities:
Payable for investments purchased ......................................      1,467,303
Payable for fund shares repurchased ....................................        171,317
Payable to investment adviser and transfer agent .......................        164,231
Accrued expenses payable ...............................................        109,945
                                                                           ------------
    Total liabilities ..................................................      1,912,796
                                                                           ------------
Net assets .............................................................   $338,440,705
                                                                           ============
Net assets represented by:
  Paid-in capital ......................................................   $259,361,884
  Accumulated undistributed net investment income ......................      5,233,961
  Accumulated net realized gains on investments ........................     12,876,947
  Net unrealized appreciation on investments ...........................     60,967,913
                                                                           ------------
Total net assets applicable to outstanding shares of beneficial interest   $338,440,705
                                                                           ============
Shares of beneficial interest outstanding ..............................     20,852,950
                                                                           ============
Net asset value per share ..............................................   $      16.23
                                                                           ============


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------


Investment income:
Interest income ..................................................   $ 5,019,957
Dividend income (net of foreign taxes withheld of $40,704) .......     1,136,643
                                                                     -----------
    Total investment income ......................................     6,156,600
                                                                     -----------
Expenses:
  Management fee .................................................       747,961
  Administrative fee .............................................       249,320
  Accounting fee .................................................        16,064
  Audit and legal fees ...........................................        14,260
  Trustees' expense ..............................................        11,050
  Printing expense ...............................................         7,350
  Transfer agent fee .............................................         3,750
  Miscellaneous expense ..........................................        38,027
                                                                     -----------
    Total expenses ...............................................     1,087,782
                                                                     -----------
Net investment income ............................................     5,068,818
Realized and unrealized gains on investments:
  Net realized gains on investments ..............................    12,998,956
  Net realized gains on foreign currency transactions ............         7,029
  Change in unrealized appreciation or depreciation on investments
    and foreign currency translations ............................     3,124,948
                                                                     -----------
Net increase in net assets resulting from operations .............   $21,199,751
                                                                     ===========


                         See Notes to Financial Statements.

-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Balanced Fund, Variable Series
-------------------------------------------------------------------------------


                                                                              Six Months Ended    Year Ended
                                                                                June 30, 1998    December 31,
                                                                                 (Unaudited)          1997
                                                                                -------------    -------------
Operations:
  Net investment income .....................................................   $   5,068,818    $  10,029,494
  Net realized gains on investments and foreign currency transactions .......      13,005,985       21,520,997
  Change in unrealized appreciation or depreciation on investments
    and foreign currency translations .......................................       3,124,948       17,307,337
                                                                                -------------    -------------
Net increase in net assets resulting from operations ........................      21,199,751       48,857,828
                                                                                -------------    -------------
Distributions declared from:
  Net investment income .....................................................      (9,728,000)     (10,262,000)
  Net realized gains on investments .........................................     (21,533,000)     (25,340,000)
                                                                                -------------    -------------
Total distributions .........................................................     (31,261,000)     (35,602,000)
                                                                                -------------    -------------
Fund share transactions:
  Proceeds from fund shares sold ............................................       8,411,748       30,523,814
  Cost of fund shares repurchased ...........................................     (16,203,416)     (53,533,240)
  Distributions reinvested ..................................................      31,261,000       35,602,000
                                                                                -------------    -------------
Net increase in net assets resulting from fund share transactions ...........      23,469,332       12,592,574
                                                                                -------------    -------------
Total increase in net assets ................................................      13,408,083       25,848,402
Net assets:
  Beginning of year .........................................................     325,032,622      299,184,220
                                                                                -------------    -------------
  End of year ...............................................................   $ 338,440,705    $ 325,032,622
                                                                                =============    =============
Accumulated undistributed net investment income included in ending net assets   $   5,321,012    $   9,886,774
                                                                                =============    =============
Analysis of changes in shares of beneficial interest:
  Shares sold ...............................................................         522,289        1,916,696
  Shares repurchased ........................................................        (992,926)      (3,350,160)
  Distributions reinvested ..................................................       1,989,880        2,387,734
                                                                                -------------    -------------
Net increase ................................................................       1,519,243          954,270
                                                                                =============    =============


                         See Notes to Financial Statements.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Balanced Fund, Variable Series
-------------------------------------------------------------------------------


                                                         Six Months Ended           Years Ended December 31,
                                                          June 30, 1998 ----------------------------------------------
                                                           (Unaudited)     1997        1996        1995         1994
                                                           -----------  --------     --------    --------     --------
Per share operating performance:
Net asset value, beginning of year ......................   $  16.81     $  16.28     $  14.08    $  12.18     $  13.11
                                                            --------     --------     --------    --------     --------
Net investment income ...................................       0.25         0.53         0.57        0.48         0.51
Net realized and unrealized gains (losses) on investments
  and foreign currency transactions .....................       0.80         1.96         1.63        2.61        (0.93)
                                                            --------     --------     --------    --------     --------
Total from investment operations ........................       1.05         2.49         2.20        3.09        (0.42)
                                                            --------     --------     --------    --------     --------
Less distributions:
  Dividends from and in excess of net investment income .      (0.51)       (0.56)          --       (0.48)       (0.51)
  Distributions from and in excess of net realized gains
    on investments ......................................      (1.12)       (1.40)          --       (0.71)          --
                                                            --------     --------     --------    --------     --------
Total distributions .....................................      (1.63)       (1.96)          --       (1.19)       (0.51)
                                                            --------     --------     --------    --------     --------
Net asset value, end of year ............................   $  16.23     $  16.81     $  16.28    $  14.08     $  12.18
                                                            ========     ========     ========    ========     ========
Total return:
Total investment return .................................       6.56%       16.82%       15.63%      25.43%       (3.19)%
Ratios/supplemental data:
Net assets, end of year (000's) .........................   $338,441     $325,033     $299,184    $277,014     $196,278
Ratio of expenses to average net assets .................       0.65%        0.66%        0.67%       0.66%        0.68%
Ratio of net investment income to average net assets ....       3.05%        3.18%        3.68%       3.12%        4.01%
Portfolio turnover ratio (a) ............................         24%          44%          76%         66%          71%
Average commissions (per share) .........................   $ 0.0595     $ 0.0539     $ 0.0547          --           --


(a) The portfolio turnover ratio includes dollar roll transactions, if any.


                         See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Stein Roe Mortgage Securities Fund, Variable Series / June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                           Par          Market
                                                          Value          Value
                                                          -----         -------
ASSET-BACKED SECURITIES--(8.4%)
ALPS Pass-Through Trust Series 1994-1
  Class C2 9.350% 9/15/04 ...........................   $   994,927   $ 1,062,084
ContiMortgage Home Equity Loan
  Trust Series 1997-1 Class M1 7.420% 2/15/15 .......     1,250,000     1,271,900
First Boston Home Equity Loan Pass-
  Through Certificates Series 1993-H1,
  Class A-IO (effective yield 12.820%) 9/28/13 ......     3,982,349       155,550
Green Tree Home Improvement Loan
  Trust Series 1994-A Class A 7.050% 3/15/14 ........       437,954       445,674
Green Tree Financial Corporation
  Series 1997-6 Class A8 7.070% 1/15/29 .............     1,472,369     1,533,281
IMC Home Equity Loan Trust
  Series 1997-3 Class M2 7.550% 8/20/28 .............     1,000,000     1,023,210
Mego Mortgage Title I Loan Trust
  Series 1997-3 Class M1 7.500% 8/25/23 .............     1,500,000     1,531,890
                                                                      -----------
Total Asset-Backed Securities
(Cost $6,804,234) .................................................     7,023,589
                                                                      -----------

MORTGAGE-BACKED SECURITIES--(18.7%)
American Mortgage Trust Series 1993-3
  Class 3B 8.190% 9/27/22 ...........................       790,258       783,754
Amresco Residential Securities
  Mortgage Loan Series 1996-3 Class A5 7.550% 2/25/23     1,135,000     1,157,904
Asset Securitization Corporation
  Series 1997-D5 Class A1C 6.750% 2/14/41 ...........     1,375,000     1,427,250
Citicorp Mortgage Securities
  Series 1987-10 10.000% 7/1/17 .....................       110,773       114,918
Comfed Savings Bank Adjustable Rate
  Mortgage Series 1987-1A 7.550% 1/1/18 .............       119,480       101,558
Delta Funding Home Equity Loan Trust
  Series 1998-2 Class A6F 6.370% 7/15/28 ............     1,000,000       999,060
Glendale Federal Savings & Loan
  Series 1978-A 9.125% 1/25/08 ......................        20,788        22,152
First Plus Home Loan Trust Series 1996-3
  Class A3 7.050% 11/20/08 ..........................     1,000,000     1,004,330
Imperial Savings & Loan Adjustable Rate
  Mortgage Series 1987-4A 8.826% 7/25/17 ............        21,389        22,261
Merrill Lynch Mortgage Investments
  8.000% 12/20/18 Series 20-D .......................     1,015,880     1,036,187
  7.088% 12/26/25 Series 1995-C3
    Class A3 ARM ....................................     2,000,000     2,125,020
  5.890% 11/15/26 Series 1987-A ARM .................        78,973        80,436

                                                           Par          Market
                                                          Value          Value
                                                          -----         -------
MORTGAGE-BACKED SECURITIES--(Continued)
Nomura Asset Securities Corporation
  MBS Series 1996-MD5 Class A1B 7.120% 4/13/36 ......   $ 1,000,000   $ 1,076,400
Residential Funding Mortgage Securities
  I  Series 1998-HI2 Class AI1 6.330% 11/25/14 ......     1,000,000     1,000,000
Residential Asset Securities Corporation
  Series 1998-KS2 Class AI1 6.775% 7/25/29 ..........     1,500,000     1,500,000
Sears Mortgage Securities Corporation
  Series 1987-A 6.500% 3/25/17 ......................         6,456         6,428
Structured Asset Securities Corporation
  Series 1996-CFL Class X1-IO
   (effective yield 12.960%) 2/25/28 ................     9,608,210       508,947
  Series 1996-CFL Class C 6.525% 2/25/28 ............     1,242,500     1,242,549
UCFC Home Equity Loan
  Series 1997-C Class A7 6.875% 1/15/29 .............     1,275,000     1,295,119
                                                                      -----------
Total Mortgage-Backed Securities
(Cost $14,254,157) ................................................    15,504,273
                                                                      -----------

CORPORATE SECURITIES--(8.1%)
GMAC Euro 6.750% 7/10/02 ............................     1,000,000     1,017,450
National Power 7.125% 7/11/01 .......................     1,500,000     1,544,055
National Rural Utilities
  6.375% 10/15/04 ...................................     1,000,000     1,014,120
Noram Energy 6.500% 2/1/98 ..........................     1,500,000     1,509,240
Zurich Capital Trust I 8.376% 6/1/37 ................     1,450,000     1,607,209
                                                                      -----------
Total Corporate Securities
(Cost $6,448,565) .................................................     6,692,074
                                                                      -----------
FHLMC CERTIFICATES--(13.5%)
8.500% 5/1/06 Gold ..................................        97,964       101,393
6.500% 6/1/08 .......................................        21,682        21,811
6.500% various due dates to 6/1/09
  Gold ..............................................     1,627,787     1,637,454
10.750% 11/1/09 .....................................       177,969       194,709
12.000% 7/1/13 ......................................        60,881        69,043
11.250% various due dates to 11/1/15 ................        63,118        70,861
10.500% various due dates to 2/1/19 .................       375,325       415,789
12.000% 7/1/20 Gold .................................       752,345       863,315
7.500% various due dates to 5/1/24
  Gold ..............................................     5,856,569     6,012,654
7.000% 1/1/26 .......................................     1,821,775     1,847,972
                                                                      -----------
Total FHLMC Certificates
(Cost $10,930,851) ................................................    11,235,001
                                                                      -----------

SCHEDULE OF INVESTMENTS                       Par          Market
(Continued)                                  Value          Value
                                             -----         ------
FNMA CERTIFICATES--(24.7%)
10.500% 2/1/01 ........................   $    43,689   $    44,877
12.250% 9/1/12 FHA/VA Guaranteed ......        76,675        88,657
10.250% 2/1/16 ........................       156,605       173,173
10.000% various due dates to 3/1/16 ...       274,909       299,209
8.500% 3/1/17 .........................       123,317       129,792
9.000% various due dates to 5/1/20 ....       153,023       162,408
6.000% various due dates to 2/1/25 ....    11,333,203    11,171,803
7.000% various due dates to 8/1/25 ....     4,468,766     4,546,491
6.500% various due dates to 1/1/26 ....     3,936,954     3,917,755
                                                        -----------
Total FNMA Certificates
(Cost $20,935,897) ..................................    20,534,165
                                                        -----------


GNMA CERTIFICATES--(17.3%)
8.000% various due dates to 7/15/08 ...     1,502,400     1,559,208
11.500% various due dates to 5/15/13 ..       451,250       515,131
8.500% 2/15/17 ........................       171,304       182,117
10.000% various due dates to 11/15/19 .       538,201       593,702
9.000% various due dates to 1/15/20 ...     1,559,163     1,680,876
9.500% various due dates to 8/15/22 ...     1,596,281     1,743,050
7.000% 4/15/23 ........................       480,330       488,136
6.500% various due dates to 3/15/28 ...     6,185,690     6,163,962
7.125% 7/20/25 ARM ....................     1,391,103     1,418,022
                                                        -----------
Total GNMA Certificates
(Cost $14,118,146) ..................................    14,344,204
                                                        -----------


REAL ESTATE MORTGAGE INVESTMENT
  CONDUITS--(1.2%)
FHLMC Corporation Series 11-C
  9.500% 4/15/19 ......................        44,810        45,729
FNMA Trust Series 1988-4Z
  9.250% 3/25/18 ......................       924,966       983,054
FNMA Trust Series 1991-91SA-IO
  (effective yield 14.400%) 7/25/98 ...       328,024         4,166
                                                        -----------
Total Real Estate Mortgage
Investment Conduits
(Cost $1,050,510) ...................................     1,032,949
                                                        -----------

U.S. GOVERNMENT SECURITIES--(5.3%)            Par          Market
  U.S. Treasury Bonds                        Value         Value
                                             -----         -----
    6.750% 8/15/26 ....................   $   800,000   $   915,744
    6.375% 8/15/27 ....................     1,000,000     1,098,600
  U.S. Treasury Notes
    5.750% 11/1/00 ....................     1,000,000     1,004,940
    5.750% 10/31/02 ...................     1,350,000     1,360,975
                                                        -----------
Total U.S. Government Securities
(Cost $4,180,955) ...................................     4,380,259
                                                        -----------

SHORT-TERM OBLIGATIONS--(10.1%)
Commercial Paper--(10.1%)
Associates Corp. of North America
  6.250% 7/1/98 .......................     4,425,000     4,425,000
Windmill Funding
  6.250% 7/1/98 .......................     4,000,000     4,000,000
                                                        -----------
Total Short-Term Obligations
  (Cost $8,425,000) .................................     8,425,000
                                                        -----------
Total Investments--(107.3%)
  (Cost $87,148,315) ................................    89,171,514
Other Assets, less Liabilities--(-7.3%)..............    (6,051,781)
                                                        -----------
Total Net Assets--(100.0%) ..........................   $83,119,733
                                                        ===========

Notes to Portfolio of Investments
-------------------------------------------------------------------------------

(a) At June 30, 1998, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was $2,023,199, comprising of gross unrealized appreciation of $2,141,829 and gross unrealized depreciation of $118,630.


                         See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Mortgage Securities Fund, Variable Series / June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------


Assets:
Investments, at market value (identified cost $87,148,315) .............   $ 89,171,514
Cash ...................................................................         36,220
Interest receivable ....................................................        670,173
Receivable for fund shares sold ........................................        292,409
Other assets ...........................................................         21,552
                                                                           ------------
    Total assets .......................................................     90,191,868
                                                                           ------------
Liabilities:
Payable for investments purchased ......................................      6,954,034
Accrued expenses payable ...............................................         50,332
Payable to investment adviser and transfer agent .......................         40,877
Payable for fund shares repurchased ....................................         26,892
                                                                           ------------
    Total liabilities ..................................................      7,072,135
                                                                           ------------
Net assets .............................................................   $ 83,119,733
                                                                           ============
Net assets represented by:
  Paid-in capital ......................................................   $ 81,558,818
  Accumulated undistributed net investment income ......................      2,361,282
  Accumulated net realized losses on investments .......................     (2,823,566)
  Net unrealized appreciation on investments ...........................      2,023,199
                                                                           ------------
Total net assets applicable to outstanding shares of beneficial interest   $ 83,119,733
                                                                           ============
Shares of beneficial interest outstanding ..............................      7,955,039
                                                                           ============
Net asset value per share ..............................................   $      10.45
                                                                           ============


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Interest income .............................................................   $2,637,620
                                                                                ----------
Expenses:
  Management fee ............................................................      157,725
  Administrative fee ........................................................       59,147
  Audit and legal fees ......................................................       13,500
  Accounting fee ............................................................       12,869
  Trustees' expense .........................................................        4,258
  Transfer agent fee ........................................................        3,750
  Printing expense ..........................................................        3,600
  Miscellaneous expense .....................................................       21,169
                                                                                ----------
    Total expenses ..........................................................      276,018
                                                                                ----------
Net investment income .......................................................    2,361,602
Realized and unrealized gains on investments:
  Net realized gains on investments .........................................      202,499
  Change in unrealized appreciation or depreciation on investments ..........      137,619
                                                                                ----------
Net increase in net assets resulting from operations ........................   $2,701,720
                                                                                ==========


                         See Notes to Financial Statements.

-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Mortgage Securities Fund, Variable Series
-------------------------------------------------------------------------------


                                                                             Six Months Ended   Year Ended
                                                                               June 30, 1998   December 31,
                                                                                 (Unaudited)       1997
                                                                                ------------    ------------
Operations:
  Net investment income .....................................................   $  2,361,602    $  4,890,904
  Net realized gains on investments .........................................        202,499           3,468
  Change in unrealized appreciation or depreciation on investments ..........        137,619       1,494,843
                                                                                ------------    ------------
Net increase in net assets resulting from operations ........................      2,701,720       6,389,215
                                                                                ------------    ------------
Distributions declared from:
  Net investment income .....................................................     (4,580,000)             --
                                                                                ------------    ------------
Fund share transactions:
  Proceeds from fund shares sold ............................................      6,612,697       9,622,128
  Cost of fund shares repurchased ...........................................     (3,368,127)    (14,847,051)
  Distributions reinvested ..................................................      4,580,000              --
                                                                                ------------    ------------
Net increase (decrease) in net assets resulting from fund share transactions       7,824,570      (5,224,923)
                                                                                ------------    ------------
Total increase in net assets ................................................      5,946,290       1,164,292
Net assets:
  Beginning of year .........................................................     77,173,443      76,009,151
                                                                                ------------    ------------
  End of year ...............................................................   $ 83,119,733    $ 77,173,443
                                                                                ============    ============
Accumulated undistributed net investment income included in ending net assets   $  2,361,282    $  4,579,680
                                                                                ============    ============
Analysis of changes in shares of beneficial interest:
  Shares sold ...............................................................        634,255         929,462
  Shares repurchased ........................................................       (321,869)     (1,459,037)
  Distributions reinvested ..................................................        448,137              --
                                                                                ------------    ------------
Net increase (decrease) .....................................................        760,523        (529,575)
                                                                                ============    ============


                         See Notes to Financial Statements.

-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Mortgage Securities Fund, Variable Series
-----------------------------------------------------------------------------

                                                       Six Months Ended           Years Ended December 31,
                                                        June 30, 1998  ---------------------------------------------
                                                         (Unaudited)     1997       1996         1995         1994
                                                         -----------   --------   --------     --------     --------
Per share operating performance:
Net asset value, beginning of year .....................   $ 10.73     $  9.84    $ 10.16      $   9.28     $ 10.17
                                                           -------     -------    -------      --------     -------
Net investment income ..................................      0.29        0.68       0.78          0.57        0.73
Net realized and unrealized gains (losses)
  on investments .......................................      0.06        0.21      (0.30)         0.89       (0.89)
                                                           -------     -------    -------      --------     -------
Total from investment operations .......................      0.35        0.89       0.48          1.46       (0.16)
                                                           -------     -------    -------      --------     -------
Less distributions:
  Dividends from and in excess of net investment income      (0.63)         --      (0.80)        (0.58)      (0.73)
  Distributions from and in excess of net realized gains
    on investments .....................................        --          --         --            --          --
                                                           -------     -------    -------      --------     -------
Total distributions ....................................     (0.63)         --      (0.80)        (0.58)      (0.73)
                                                           -------     -------    -------      --------     -------
Net asset value, end of year ...........................   $ 10.45     $ 10.73    $  9.84      $  10.16     $  9.28
                                                           =======     =======    =======      ========     =======
Total return:
Total investment return ................................      3.43%       9.04%      4.70%        15.74%      (1.57)%(b)
Ratios/supplemental data:
Net assets, end of period (000's) ......................   $83,120     $77,173    $76,009      $101,778     $72,420
Ratio of expenses to average net assets ................      0.70%       0.70%      0.70%(a)      0.69%       0.70%(a)
Ratio of net investment income to average net assets ...      5.99%       6.59%      6.71%(b)      6.76%       6.71%(b)
Portfolio turnover ratio (c) ...........................         6%         29%        72%          112%        241%


(a) If the Fund had paid all of its expenses and there had been no reimbursement from the Adviser, this ratio would have been 0.72% and 0.71% for the years ended December 31, 1996 and 1994, respectively.

(b) Computed giving effect to the Adviser's expense limitation undertaking.

(c) The portfolio turnover ratio includes dollar roll transactions, if any.

                         See Notes to Financial Statements.

-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Stein Roe Money Market Fund, Variable Series / June 30, 1998 (Unaudited)
-------------------------------------------------------------------------------

                                              Par           Amortized
                                             Value             Cost
                                             -----          ---------
COMMERCIAL PAPER--(96.1%)
Beverages--(4.0%)
Coca-Cola 5.805% 10/19/98 (b) ..........   $  3,000,000    $  2,949,308
                                                           ------------
Business Credit Institution--(4.0%)
Finova Capital 5.685% 7/22/98 ..........      3,000,000       2,990,288
                                                           ------------
Chemicals-Plastics--(4.0%)
Formosa Plastic (LOC ABN AMRO)
  5.740% 8/25/98 .......................      3,000,000       2,974,562
                                                           ------------
Consulting Services--(4.0%)
CSC Enterprises (gtd. by Computer
Sciences) 5.701% 7/9/98 ................      3,000,000       2,996,293
                                                           ------------
Electronics--(4.0%)
General Signal  5.666% 7/7/98 (b) ......      3,000,000       2,997,230
                                                           ------------
Electric Intergrated--(8.1%)
New England Power 5.662% 7/6/98 ........      3,000,000       2,997,696
Northern Indiana Public Service
  5.777% 7/22/98 .......................      3,000,000       2,990,113
                                                           ------------
                                                              5,987,809
                                                           ------------
Medical Products--(4.0%)
Baxter International 5.676% 7/7/98 .....      3,000,000       2,997,225
                                                           ------------
Miscellaneous Financial--(48.0%)
Associates Corp. of North America
  6.339% 7/1/98 ........................      1,770,000       1,770,000
BAT Capital (gtd. by BAT Industries)
  5.781% 7/14/98 .......................      3,000,000       2,993,912
CXC 5.701% 7/24/98 (b) .................      2,000,000       1,992,908
Enterprise Funding
  5.643% 7/2/98 (b) ....................      3,000,000       2,999,539
GTE Funding  5.722% 7/21/98 ............      3,000,000       2,990,667
Harley-Davidson Funding
  (gtd. By Eaglemark Financial Services)
  5.795% 9/14/98 (b) ...................      3,000,000       2,965,187
Merrill Lynch & Co 5.733% 7/10/98 ......      2,000,000       1,997,186
Old Line Funding
  5.674% 7/2/98 (b) ....................      3,000,000       2,999,538
Pooled Accounts Receivable Capital
  5.659% 7/8/98 ........................      3,000,000       2,996,774
Preferred Receivables Funding
  5.679% 7/1/98 (b) ....................      3,000,000       3,000,000

Miscellaneous Financial--(continued)
                                                 Par          Amortized
                                                Value           Cost
                                                -----         ---------
Receivables Capital
  5.732% 7/28/98 (b) ...................   $  3,000,000    $  2,987,422
Thames Asset Global Securitization No. 1
   5.760% 8/31/98 (b) ..................      3,000,000       2,971,838
Windmill Funding
   5.711% 7/23/98 (b) ..................      3,000,000       2,989,788
                                                           ------------
                                                             35,654,759
                                                           ------------
Mortgage Banking--(4.0%)
Countrywide Home Loans (gtd. by
  Countrywide Credit Industries)
  5.740% 7/27/98 .......................      3,000,000       2,987,867
                                                           ------------
Retails--(8.0%)
Cosmair (gtd. by L'Oreal)
  5.718% 7/28/98 (b) ...................      3,000,000       2,987,445
Southland  5.756% 9/9/98 ...............      3,000,000       2,967,742
                                                           ------------
                                                              5,955,187
                                                           ------------
Sovereign Agency--(4.0%)
Venantius AB 5.764% 7/20/98 (b) ........      3,000,000       2,991,054
                                                           ------------
Total Commercial Paper .................................     71,481,582
                                                           ------------

YANKEE CERTIFICATE OF DEPOSIT--(4.0%)
Banks--(4.0%)
Canadian Imperial Bank
  5.650% 2/4/99 ........................      3,000,000       3,000,000
                                                           ------------
Total Investments--(100.1%) (a) ........................     74,481,582

Other Assets, less Liabilities--(-0.1%)................         (44,760)
                                                           ------------
Total Net Assets--(100.0%) .............................   $ 74,436,822
                                                           ============


Notes to Portfolio of Investments
--------------------------------------------------------------------------------

(a) At June 30, 1998, the cost of investments for financial reporting and federal income tax purposes was identical.

(b) Represents private placement securities exempt from registration by Section 4(2) of the Securities Act of 1933. These securities generally are issued to investors who agree that they are purchasing the securities for investment and not for public distribution. Any resale by the Fund must be in an exempt transaction, normally to other institutional investors. At June 30, 1998, the aggregate value of the Fund's private placement securities was $34,831,257 which represented 46.8 percent of net assets. None of these securities were deemed illiquid.


                         See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Money Market Fund, Variable Series / June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------


Assets:
Investments, at amortized cost .........................................   $74,481,582
Cash ...................................................................        53,854
Receivable for fund shares sold ........................................       508,338
Interest receivable ....................................................        69,212
Other assets ...........................................................         9,431
                                                                           -----------
    Total assets .......................................................    75,122,417
                                                                           -----------
Liabilities:
Payable for fund shares repurchased ....................................       599,124
Payable to investment adviser and transfer agent .......................        33,036
Accrued expenses payable ...............................................        53,435
                                                                           -----------
    Total liabilities ..................................................       685,595
                                                                           -----------
Net assets .............................................................   $74,436,822
                                                                           ===========
Net assets represented by:
  Paid-in capital ......................................................   $74,436,822
                                                                           -----------
Total net assets applicable to outstanding shares of beneficial interest   $74,436,822
                                                                           ===========
Shares of beneficial interest outstanding ..............................    74,436,822
                                                                           ===========
Net asset value per share ..............................................   $      1.00
                                                                           ===========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------


Interest income .......................................................   $1,994,008
                                                                          ----------
Expenses:
  Management fee ......................................................      122,069
  Administrative fee ..................................................       52,315
  Accounting fee ......................................................       12,685
  Audit and legal fees ................................................        8,900
  Trustees' expense ...................................................        3,948
  Transfer agent fee ..................................................        3,750
  Printing expense ....................................................        2,670
  Miscellaneous expense ...............................................       16,896
                                                                          ----------
    Total expenses ....................................................      223,233
                                                                          ----------
Net investment income .................................................    1,770,775
                                                                          ----------
Net increase in net assets resulting from operations ..................   $1,770,775
                                                                          ==========

                         See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Money Market Fund, Variable Series
--------------------------------------------------------------------------------

                                                                 Six Months Ended   Year Ended
                                                                   June 30, 1998   December 31,
                                                                    (Unaudited)        1997
                                                                    ------------    ------------
Operations:
  Net investment income .........................................   $  1,770,775    $  3,418,664
                                                                    ------------    ------------
Net increase in net assets resulting from operations ............      1,770,775       3,418,664
                                                                    ------------    ------------
Distributions declared from:
  Net investment income .........................................     (1,770,775)     (3,418,664)
                                                                    ------------    ------------
Fund share transactions:
  Proceeds from fund shares sold ................................     30,367,397      67,656,312
  Cost of fund shares repurchased ...............................    (24,838,074)    (69,399,644)
  Distributions reinvested ......................................      1,770,775       3,418,664
                                                                    ------------    ------------
Net increase in net assets resulting from fund share transactions      7,300,098       1,675,332
                                                                    ------------    ------------
Total increase in net assets ....................................      7,300,098       1,675,332
Net assets:
  Beginning of year .............................................     67,136,724      65,461,392
                                                                    ------------    ------------
  End of year ...................................................   $ 74,436,822    $ 67,136,724
                                                                    ============    ============
Analysis of changes in shares of beneficial interest:
  Shares sold ...................................................     30,367,397      67,656,312
  Shares repurchased ............................................    (24,838,074)    (69,399,644)
  Distributions reinvested ......................................      1,770,775       3,418,664
                                                                    ------------    ------------
Net increase ....................................................      7,300,098       1,675,332
                                                                    ============    ============


                         See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Money Market Fund, Variable Series

--------------------------------------------------------------------------------

                                                   Six Months Ended           Years Ended December 31,
                                                    June 30, 1998  -------------------------------------------
                                                     (Unaudited)     1997       1996         1995        1994
                                                       -------     -------     -------     -------     -------
Per share operating performance:
Net asset value, beginning of year .................   $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
                                                       -------     -------     -------     -------     -------
Net investment income ..............................     0.025       0.050       0.049       0.055       0.037
                                                       -------     -------     -------     -------     -------
Less distributions:
  Distributions from net investment income .........    (0.025)     (0.050)     (0.049)     (0.055)     (0.037)
                                                       -------     -------     -------     -------     -------
Net asset value, end of year .......................   $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
                                                       =======     =======     =======     =======     =======
Total return:
Total investment return ............................      2.55%       5.18%       5.01%       5.62%       3.81%
Ratios/supplemental data:
Net assets, end of period (000's) ..................   $74,437     $67,137     $65,461     $64,992     $78,698
Ratio of expenses to average net assets ............      0.64%       0.65%       0.65%       0.63%       0.62%
Ratio of net investment income to average net assets      5.08%       5.05%       4.90%       5.48%       3.73%


                         See Notes to Financial Statements.

                           NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Accounting Policies

SteinRoe Variable Investment Trust (the "Trust"), an open-end management investment company, was organized as a Massachusetts business trust on June 9, 1987. At June 30, 1998 the Trust consisted of five diversified Funds with differing investment objectives, policies and restrictions (individually referred to as a "Fund," or collectively referred to as the "Funds"):

  Stein Roe Special Venture Fund, Variable Series--seeks capital growth by investing in equity securities.

  Stein Roe Growth Stock Fund, Variable Series--seeks long-term growth of capital by investing 65 percent of total assets in growth companies.

  Stein Roe Balanced Fund, Variable Series--seeks high total investment return by investing in equity and debt securities.

  Stein Roe Mortgage Securities Fund, Variable Series--seeks highest possible level of current income by investing at least 65 percent of total assets in mortgage pass-through certificates.

  Stein Roe Money Market Fund, Variable Series--seeks high current income while emphasizing capital preservation from investment in short-term money market instruments.

Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") of various affiliated insurance companies and, in the case of Stein Roe Special Venture Fund, Variable Series, also of Transamerica Life Companies, Great-West Life & Annuity Insurance Company and Providian Life & Health Insurance Company. Stein Roe & Farnham, Incorporated (the "Adviser") provides investment advisory services to the Funds as well as management and administrative services. SteinRoe Services, Inc. provides transfer agent services. Keyport Financial Services Corp., a subsidiary of Keyport Life Insurance Company ("Keyport"), serves as the underwriter of the Trust. Keyport, the Adviser and the Transfer Agent are direct subsidiaries of Liberty Financial Companies, Inc. At June 30, 1998, various affiliated insurance companies of Liberty Financial Companies Inc. owned 100 percent of the outstanding shares of all Funds, except for Stein Roe Special Venture Fund, Variable Series, of which Liberty Financial Companies Inc. affiliates owned 93.0 percent, Great-West Life & Annuity Insurance Company owned 5.3 percent, Transamerica Life Companies owned 1.6 percent, and Providian Life & Health Insurance Company owned 0.1 percent.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Certain prior-year amounts have been reclassified to conform to current-year presentation.

Valuation of Investments--Portfolio securities listed on domestic exchanges and over-the-counter securities quoted on the Nasdaq system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter securities not quoted on the Nasdaq system are valued at the latest bid quotation. Foreign security valuations are generally based upon market quotations which, depending upon local convention or regulation, may be last sale price, last bid or asked price, or the mean between last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Long-term debt securities are valued on the basis of dealer-supplied quotations or valuations furnished by a pricing service. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost unless the Trustees determine this does not represent fair value. Stein Roe Money Market Fund, Variable Series, values investments utilizing the amortized cost valuation technique permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, which requires the Fund to comply with certain conditions. This technique involves valuing a portfolio security initially at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium.

Federal Income Taxes--The Funds now qualify and intend to continue qualifying as "regulated investment companies" and, as such (and by complying with the applicable provisions of the Internal Revenue Code), will not be subject to federal income tax on taxable income (including realized capital gains) distributed to shareholders.

Foreign Currency Transactions--Certain of the Funds have entered into foreign exchange contracts for the settlement of purchases and sales of securities denominated in a foreign currency to reduce the risk to the Funds from adverse changes in the relationship between the U.S. dollar and the foreign currency. The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract. In the event that the counterparty in the foreign exchange contract fails to meet the terms of the contract, the Fund could be exposed to the effects of changes in the relationship between the U.S. dollar and the foreign currency.

Investment Transactions--The Funds may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Stein Roe Balanced Fund, Variable Series, and Stein Roe Mortgage Securities Fund, Variable Series, may also enter into dollar roll transactions. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase, typically in 30 days to 60 days, substantially similar securities at an agreed upon price and date. These transactions may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous yields. The Funds identify securities as segregated in their custodial records with a value at least equal to the amount of the purchase commitment.

Investment in Repurchase Agreements--Each Fund may enter into repurchase agreements with banks, broker-dealer firms and other recognized financial institutions whereby such institutions sell an instrument to the Fund, and the seller agrees, at the time of the sale, to repurchase that instrument at a specified time and price. The Funds require the seller of the instrument to maintain on deposit with the Funds' custodian bank or in the Federal Reserve Book-Entry System securities in an amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. In the event the seller of the instrument defaults on the repurchase obligation, a Fund could receive less than the repurchase price on the sale of the securities to another party or could be subject to delays in selling the securities.

Other--Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Discounts on debt securities are amortized in accordance with Internal Revenue Code requirements. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Net realized and unrealized gains (losses) on foreign currency transactions include the fluctuation in exchange rates on gains and losses between trade and settlement dates on security transactions, gains and losses arising from the disposition of foreign currency, and currency gains and losses between the accrual and payment dates on dividend and interest income and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investment from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Unrealized appreciation and depreciation and realized gains and losses may differ between financial statements and tax earnings due to deferred losses from wash sales and certain other transactions.

Note 2. Fund Share Transactions

Each Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of a Fund available for distribution to shareholders upon liquidation of a Fund.

Note 3. Security Transactions

Realized gains and losses are computed on the identified cost basis for both financial reporting and federal income tax purposes. At December 31, 1997, Stein Roe Mortgage Securities Fund, Variable Series, had a capital loss carryforward of $3,026,065, which will expire between 2002 and 2005, if not utilized. The cost of investments purchased and proceeds from investments sold, excluding short-term investments, for the six months ended June 30, 1998, for the Funds, excluding Stein Roe Money Market Fund, Variable Series, were as follows:

                 Special           Growth           Balanced           Mortgage
              Venture Fund,      Stock Fund,          Fund,        Securities Fund,
            Variable Series    Variable Series  Variable Series    Variable Series
            ---------------    ---------------  ---------------    ---------------
Cost of
  investments
  Purchased     $58,720,479      $50,142,410      $74,865,702      $13,797,389
Proceeds from
  investments
  Sold           78,514,379       52,399,172       80,200,762        4,695,985

Note 4. Distributions to Shareholders

The Funds, with the exception of the Stein Roe Money Market Fund, Variable Series, intend to distribute as dividends or capital gain distributions, at least annually, substantially all of their net investment income and net gains realized from the sale of portfolio securities. All dividends and distributions are reinvested in additional shares of the Funds. Stein Roe Money Market Fund, Variable Series, declares dividends daily and reinvests all dividends declared monthly in additional shares at net asset value. Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, primarily relating to foreign currency gains or losses and book-tax timing differences.

Note 5. Management and Administrative Fees

The Funds have advisory and administrative agreements with the Adviser. The following investment advisory fee rates were in effect as of June 30, 1998:

                                                        Annual rate as a
                                                       percent of average
Fund                                                    daily net assets
-----                                                   ---------------
Stein Roe Special Venture Fund, Variable Series             .50 of 1%

Stein Roe Growth Stock Fund, Variable Series                .50 of 1%

Stein Roe Balanced Fund, Variable Series                    .45 of 1%

Stein Roe Mortgage Securities Fund, Variable Series         .40 of 1%

Stein Roe Money Market Fund, Variable Series                .35 of 1%

As of June 30, 1998, for all the Funds, the administrative fee was .15 of 1 percent of average annual net assets. Both the investment advisory fees and the administrative fees are computed daily and paid monthly.

The Adviser also provides the Funds with certain accounting services. The fee is $25,000 annually plus .0025 of 1 percent of assets in excess of $50 million. For the six months ended June 30, 1998, Stein Roe Special Venture Fund, Variable Series, Stein Roe Growth Stock Fund, Variable Series, Stein Roe Balanced Fund, Variable Series, Stein Roe Mortgage Securities Fund, Variable Series and Stein Roe Money Market Fund, Variable Series incurred charges of $14,281, $14,767, $16,064, $12,869 and $12,685, respectively.

The Funds pay SteinRoe Services, Inc. for transfer agent services rendered at an annual rate of $7,500 computed on the basis of $625 per month.

The Adviser has agreed to reimburse all expenses, including management fees, incurred by the Funds on an annual basis as follows:

Fund                                                   Expenses exceeding
-----                                                  ------------------
Stein Roe Special Venture Fund,              .80 of 1% of average daily net assets
 Variable Series

Stein Roe Growth Stock Fund,                 .80 of 1% of average daily net assets
 Variable Series

Stein Roe Balanced Fund,                     .75 of 1% of average daily net assets
 Variable Series

Stein Roe Mortgage Securities Fund,          .70 of 1% of average daily net assets
 Variable Series

Stein Roe Money Market Fund,                 .65 of 1% of average daily net assets
 Variable Series

The expense limitations expire April 30, 1999.

                        Investment Adviser and Administrator
                          Stein Roe & Farnham Incorporated
                               One South Wacker Drive
                                 Chicago, IL 60606

                                   Transfer Agent
                              SteinRoe Services, Inc.
                               One South Wacker Drive
                                 Chicago, IL 60606

                                    Distributor
                          Keyport Financial Services Corp.
                                  125 High Street
                                  Boston, MA 02110

                                  Client Services
                           Keyport Life Insurance Company
                                  125 High Street
                                  Boston, MA 02110
                               800-367-3653 (Press 3)

                                     Custodian
                         State Street Bank & Trust Company
                                    P.O. Box 366
                                  Boston, MA 02101

                                Independent Auditors
                               KPMG Peat Marwick LLP
                                 Peat Marwick Plaza
                               303 East Wacker Drive
                                 Chicago, IL 60601

                                   Legal Counsel
                               Bingham, Dana & Gould
                                 150 Federal Street
                                  Boston, MA 02110

                                    The Trustees
                                 John A. Bacon Jr.
                               Richard R. Christensen
                                  Salvatore Macera
                               Dr. Thomas E. Stitzel


This report is authorized for use as sales literature only when accompanied by a current prospectus of the Trust and a current prospectus for a variable insurance product offered by Keyport Life Insurance Company, Independence Life Insurance Company, or Liberty Life Assurance Company of Boston.


                                    6/98 NIM 30m

                      [This Page Intentionally Left Blank]

                      [This Page Intentionally Left Blank]

Keyport Life Insurance Co.
125 High Street
Boston, MA 02110-2712